UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-CSR
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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-4325

FIRST INVESTORS LIFE SERIES FUNDS
(Exact name of registrant as specified in charter)

40 Wall Street
New York, NY 10005
(Address of principal executive offices) (Zip code)

Joseph I. Benedek
Foresters Investment Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837-3620
(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
1-212-858-8000

DATE OF FISCAL YEAR END: DECEMBER 31

DATE OF REPORTING PERIOD: DECEMBER 31, 2015

Item 1.	Reports to Stockholders

The annual report to stockholders follows

Foresters Financial | First Investors Funds

Life Series Funds

- Balanced Income
- Cash Management
- Equity Income
- Fund For Income
- Government
- Growth & Income
- International
- Investment Grade
- Limited Duration High Quality Bond
- Opportunity
- Real Estate
- Select Growth
- Special Situations
- Total Return

Annual Report **December 31, 2015**

FOREWORD

This report is for the information of the shareholders of the Funds. It is the policy of each Fund described in this report to mail only one copy of a Fund’s prospectus, annual report, semi-annual report and proxy statements to all shareholders who share the same mailing address and share the same last name and have invested in a Fund covered by the same document. You are deemed to consent to this policy unless you specifically revoke this policy and request that separate copies of such documents be mailed to you. In such case, you will begin to receive your own copies within 30 days after our receipt of the revocation. You may request that separate copies of these disclosure documents be mailed to you by writing to us at: Foresters Investor Services, Inc., Raritan Plaza I, Edison, NJ 08837-3620 or calling us at 1-800-423-4026.

The views expressed in the portfolio manager letters reflect those views of the portfolio managers only through the end or the period covered. Any such views are subject to change at any time based upon market or other conditions and we disclaim any responsibility to update such views. These views may not be relied on as investment advice.

You may obtain a free prospectus for any of the Funds by contacting your representative, calling 1-800-423-4026, writing to us at the following address: Foresters Financial Services, Inc., 40 Wall Street, New York, NY 10005, or by visiting our website at www.forestersfinancial.com. You should consider the investment objectives, risks, charges and expenses of a Fund carefully before investing. The prospectus contains this and other information about the Fund, and should be read carefully before investing.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Cash Management Fund seeks to preserve a net asset value at $1.00 per share, it is possible to lose money by investing in it, just as it is possible to lose money by investing in any of the other Funds. Past performance is no guarantee of future results.

A Statement of Additional Information (“SAI”) for any of the Funds may also be obtained, without charge, upon request by calling 1-800-423-4026, writing to us at our address or by visiting our website listed above. The SAI contains more detailed information about the Funds, including information about their Trustees.

Foresters Financial™ and Foresters™ are the trade names and trademarks of The Independent Order of Foresters (Foresters), a fraternal benefit society, 789 Don Mills Road, Toronto, Canada M3C 1T9 and its subsidiaries.

Portfolio Manager’s Letter
BALANCED INCOME FUND

Dear Investor:

This is the annual report for the First Investors Life Series Balanced Income Fund for the period from November 2, 2015, the Fund’s inception, to December 31, 2015. The Fund’s return on a net asset value basis was –1.70%.

During the review period, the stock market, as measured by the S & P 500 Index, returned –2.45%, including reinvested dividends. The broad U.S. bond market, as measured by the Bank of America Merrill Lynch U.S. Broad Market Index, returned –0.50% due to a modest rise in interest rates.

The Fund had an average allocation of 37.5% to equities, 49% to bonds, and 13.5% to cash during the period. The equity allocation was focused on dividend yield stocks. The Fund’s average bond allocation as a percent of Fund assets was 27.0% corporate bonds, 11.8% mortgage-backed securities, 9.5% U.S. Treasuries, and 0.8% high yield bonds.

The Fund slightly underperformed a blended return of its benchmarks due to equity security selection. The Fund benefited from its elevated cash position given the decline in both stock and bond markets during the review period.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

1

Understanding Your Fund’s Expenses (unaudited)
FIRST INVESTORS LIFE SERIES FUNDS

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 in each Fund at the beginning of the period, July 1, 2015, and held for the entire six-month period ended December 31, 2015. The calculations assume that no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Actual Expense Example:

These amounts help you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid during the period.

To estimate the expenses you paid on your account during this period simply divide your ending account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period”.

Hypothetical Expense Example:

These amounts provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expense example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2

Fund Expenses (unaudited)
BALANCED INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(11/2/15)*	(12/31/15)	(11/2/15–12/31/15)**
Expense Examples
Actual	$1,000.00	$983.00	$5.05
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,003.12	$5.10

*	Commencement of operations.

**	Actual expenses reflect only from the commencement of operations to the end of the period covered (November 2, 2015 through December 31, 2015). Therefore expenses shown are lower than would be expected for a six month period. Actual expenses for the six-month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 3.10%, multi-
plied by the average account value over the period, multiplied by 60/365 (to reflect the inception period). Expenses paid during the period are net of expenses waived and/or assumed.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on the total value of investments.

3

Portfolio of Investments
BALANCED INCOME FUND
December 31, 2015

Shares	Security	Value
	COMMON STOCKS—38.3%
	Consumer Discretionary—3.9%
1,100	American Eagle Outfitters, Inc.	$ 17,050
1,300	Ford Motor Company	18,317
500	Johnson Controls, Inc.	19,745
300	L Brands, Inc.	28,746
700	Newell Rubbermaid, Inc.	30,856
750	Regal Entertainment Group – Class “A”	14,153
1,400	Stein Mart, Inc.	9,422
500	Tupperware Brands Corporation	27,825
100	Whirlpool Corporation	14,687
200	Wyndham Worldwide Corporation	14,530
		195,331
	Consumer Staples—6.2%
1,000	Altria Group, Inc.	58,210
600	Coca-Cola Company	25,776
950	Koninklijke Ahold NV (ADR)	20,078
500	Nu Skin Enterprises, Inc. – Class “A”	18,945
500	PepsiCo, Inc.	49,960
750	Philip Morris International, Inc.	65,932
250	Procter & Gamble Company	19,852
600	Sysco Corporation	24,600
450	Wal-Mart Stores, Inc.	27,585
		310,938
	Energy—1.6%
100	Chevron Corporation	8,996
100	ExxonMobil Corporation	7,795
250	Marathon Petroleum Corporation	12,960
100	Occidental Petroleum Corporation	6,761
300	PBF Energy, Inc. – Class “A”	11,043
50	Phillips 66	4,090
300	Royal Dutch Shell, PLC – Class “A” (ADR)	13,737
50	Schlumberger, Ltd.	3,488
400	Suncor Energy, Inc.	10,320
		79,190

4

Shares		Security	Value
		Financials—5.8%
250		ACE, Ltd.	$ 29,213
250		Ameriprise Financial, Inc.	26,605
500		Berkshire Hills Bancorp, Inc.	14,555
1,100		Brixmor Property Group, Inc. (REIT)	28,402
500		Discover Financial Services	26,810
1,300		FelCor Lodging Trust, Inc. (REIT)	9,490
500		JPMorgan Chase & Company	33,015
250		PNC Financial Services Group, Inc.	23,827
1,400		Sunstone Hotel Investors, Inc.(REIT)	17,486
500		Tanger Factory Outlet Centers, Inc. (REIT)	16,350
600		U.S. Bancorp	25,602
700		Urstadt Biddle Properties, Inc. – Class “A” (REIT)	13,468
400		Waddell & Reed Financial, Inc. – Class “A”	11,464
350		Wells Fargo & Company	19,026
			295,313
		Health Care—5.1%
750		Abbott Laboratories	33,682
800		AbbVie, Inc.	47,392
950		GlaxoSmithKline, PLC (ADR)	38,332
500		Johnson & Johnson	51,360
650		Merck & Company, Inc.	34,333
1,700		Pfizer, Inc.	54,876
			259,975
		Industrials—4.0%
300		3M Company	45,192
200		Altra Industrial Motion Corporation	5,016
800		General Electric Company	24,920
300		Honeywell International, Inc.	31,071
200		Lockheed Martin Corporation	43,430
1,200	*	TAL International Group, Inc.	19,080
600		Textainer Group Holdings, Ltd.	8,466
400		Tyco International, PLC	12,756
100		United Technologies Corporation	9,607
			199,538
		Information Technology—5.7%
600		Apple, Inc.	63,156
1,400		Cisco Systems, Inc.	38,017
1,450		HP, Inc.	17,168

5

Portfolio of Investments (continued)
BALANCED INCOME FUND
December 31, 2015

Shares or
Principal
Amount	Security	Value
	Information Technology (continued)
600	Intel Corporation	$ 20,670
100	International Business Machines Corporation	13,762
850	Maxim Integrated Products, Inc.	32,300
950	Microsoft Corporation	52,706
700	QUALCOMM, Inc.	34,990
700	Symantec Corporation	14,700
		287,469
	Materials—.9%
300	International Paper Company	11,310
200	Praxair, Inc.	20,480
300	RPM International, Inc.	13,218
		45,008
	Telecommunication Services—1.6%
1,300	AT&T, Inc.	44,733
800	Verizon Communications, Inc.	36,976
		81,709
	Utilities—3.5%
700	AGL Resources, Inc.	44,667
500	Black Hills Corporation	23,215
500	Duke Energy Corporation	35,695
600	Exelon Corporation	16,662
800	NiSource, Inc.	15,608
350	SCANA Corporation	21,172
400	WEC Energy Group, Inc.	20,524
		177,543
Total Value of Common Stocks (cost $1,973,440)		1,932,014
	CORPORATE BONDS—25.1%
	Automotive—1.1%
$ 50M	Johnson Controls, Inc., 5%, 3/30/2020	53,542
	Chemicals—1.0%
50M	Dow Chemical Co., 4.25%, 11/15/2020	52,453

6

Principal
Amount	Security	Value
	Financial Services—4.1%
$ 50M	American International Group, Inc., 3.75%, 7/10/2025	$ 49,651
50M	Ameriprise Financial, Inc., 5.3%, 3/15/2020	55,479
50M	Berkshire Hathaway, Inc., 3.4%, 1/31/2022	52,739
50M	General Electric Capital Corp., 3.1%, 1/9/2023	50,798
		208,667
	Financials—7.3%
50M	Bank of America Corp., 5.875%, 2/7/2042	58,562
50M	Capital One Financial Corp., 3.75%, 4/24/2024	50,412
50M	Citigroup, Inc., 4.5%, 1/14/2022	53,624
50M	Goldman Sachs Group, Inc., 3.625%, 1/22/2023	50,646
50M	JP Morgan Chase & Co., 4.5%, 1/24/2022	53,973
50M	Morgan Stanley, 5.5%, 7/28/2021	56,086
50M	Wells Fargo & Co., 3.9%, 5/1/2045	46,222
		369,525
	Food/Drug—1.0%
50M	CVS Health Corp., 3.875%, 7/20/2025	51,128
	Healthcare—1.0%
50M	Gilead Sciences, Inc., 3.65%, 3/1/2026	50,487
	Information Technology—1.9%
50M	Apple, Inc., 2.5%, 2/9/2025	47,802
50M	Oracle Corp., 2.95%, 5/15/2025	48,769
		96,571
	Media-Broadcasting—2.0%
50M	Comcast Corp., 4.25%, 1/15/2033	49,220
50M	DirecTV Holdings, LLC, 3.8%, 3/15/2022	50,385
		99,605
	Real Estate Investment Trusts—1.0%
50M	Simon Property Group, LP, 3.375%, 10/1/2024	50,529
	Retail-General Merchandise—1.1%
50M	Amazon.com, Inc., 4.8%, 12/5/2034	52,806
	Transportation—1.0%
50M	Burlington North Santa Fe, LLC, 5.15%, 9/1/2043	52,931

7

Portfolio of Investments (continued)
BALANCED INCOME FUND
December 31, 2015

Principal
Amount
or Shares	Security	Value
	Utilities—2.6%
$ 50M	Dominion Resources, Inc., 3.9%, 10/1/2025	$ 50,153
25M	Duke Energy Progress, Inc., 4.15%, 12/1/2044	24,485
50M	Ohio Power Co., 5.375%, 10/1/2021	55,724
		130,362
Total Value of Corporate Bonds (cost $1,278,645)		1,268,606
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—12.3%
	Fannie Mae:
100M	4%, 1/13/2046 (a)	105,825
499M	3.5%, 11/1/2045 – 1/13/2046 (a)	515,477
Total Value of Residential Mortgage-Backed Securities (cost $621,743)		621,302
	U.S. GOVERNMENT OBLIGATIONS—9.9%
500M	U.S. Treasury Notes, 0.337%, 7/31/2017 (cost $499,515)†	499,232
	EXCHANGE TRADED FUNDS—2.4%
1,475	iShares iBoxx USD High Yield Corporate Bond ETF
	(ETF) (cost $119,644)	118,856
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—19.8%
	Federal Home Loan Bank:
$150M	0.18%, 1/22/2016	149,989
150M	0.13%, 1/26/2016	149,987
700M	0.18%, 1/27/2016	699,938
Total Value of Short-Term U.S. Government Agency Obligations (cost $999,880)		999,914
Total Value of Investments (cost $5,492,867)	107.8%	5,439,924
Excess of Liabilities Over Other Assets	(7.8)	(393,865)
Net Assets	100.0%	$5,046,059

*	Non-income producing

(a)	A portion or all of the security purchased on a when-issued or delayed delivery basis (see
Note 1G).

†	The interest rates shown on variable and floating rate notes are adjusted periodically; the rates shown are the rates in effect at December 31, 2015.

8

Summary of Abbreviations:
ADR	American Depositary Receipts
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
USD	United States Dollar

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,932,014	$—	$—	$1,932,014
Corporate Bonds	—	1,268,606	—	1,268,606
Residential Mortgage-Backed
Securities	—	621,302	—	621,302
U.S. Government Obligations	—	499,232	—	499,232
Exchange Traded Funds	118,856	—	—	118,856
Short-Term U.S. Government
Agency Obligations	—	999,914	—	999,914
Total Investments in Securities*	$2,050,870	$3,389,054	$—	$5,439,924

*	The Portfolio of Investments provides information on the industry categorization for common stocks and corporate bonds.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended
December 31, 2015. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	9

Portfolio Manager’s Letter
CASH MANAGEMENT FUND

Dear Investor:

This is the annual report for the First Investors Life Series Cash Management Fund for the fiscal year ended December 31, 2015. During the period, the Fund’s return on a net asset value basis was 0.0%. The Fund maintained a $1.00 net asset value per share for each class of shares throughout the year.

Economic Overview and Market Summary

The U.S. economy grew at an approximately 2% rate during the review period. The consumer was the backbone of the economy, supported by the continued decline in the unemployment rate to 5.0%, a seven-year low. Auto sales reached all-time highs and housing starts returned to prerecession levels. Capital spending was muted though, and the continued appreciation of the dollar was a drag on exports. Inflation remained subdued with the year-over-year change in consumer prices at 0.7%, reflecting in part the 30% fall in the price of oil.

At the beginning of the review period, market expectations were that the Federal Reserve (“the Fed”) would end its zero interest rate policy in mid-2015 based primarily on the relatively low unemployment rate. But the unexpectedly weak first quarter economic growth stayed the Fed’s hand, at which point market expectations shifted to September for a first Fed rate hike. Global financial and economic developments, particularly in China, contributed to substantial financial market volatility in August, including a 10% decline in the U.S. stock market. Consequently, at its September meeting, the Fed again deferred raising interest rates. Finally, in December, the Fed raised the federal funds rate 25 basis points (0.25%) based on the continued decline in the unemployment rate.

Interest rates generally moved higher during the review period. The two-year U.S. Treasury note yield, which is very sensitive to Fed policy, had the largest move, rising from 0.67% to 1.05%, a five-year high. Movements in longer-term interest rates were more muted. Persistently low inflation, a stronger dollar, safe haven demand, and relatively high yields versus the rest of the world capped longer- term U.S. interest rates. The benchmark 10-year U.S. Treasury yield increased from 2.17% to 2.27% during the review period.

The broad U.S. bond market returned 0.6% for the year, its fourth worst year over the last four decades. Low interest rates provided little cushion to protect against wider spreads and higher interest rates (when interest rates rise, bond prices decline). Agency mortgage-backed securities returned 1.3%, benefiting from their high credit quality. Treasury securities gained 0.8%. Corporate bonds lost 0.6%, as credit spreads widened primarily due to record new issue supply. High yield bonds had poorer performance,

10

losing 4.6%. Spreads moved substantially wider in large part due to weakness in energy companies (the largest sector of the high yield market), as well as other commodity-related firms. Non-dollar government bonds (i.e., foreign government securities) also had a difficult 12 months, down 4.6%, reflecting the headwind of a 9.3% increase in the value of the dollar. The municipal bond market returned 3.6% as it was insulated from many of the global issues which buffeted other sectors of the bond market.

Review of the Money Market Environment

Yields on money market investments were anchored by the federal funds target rate which remained very low during the review period. Several other factors suppressed short-term yields, including substantial levels of cash in money markets, a general lack of supply, and previous money market regulations that have forced money market mutual fund assets into very short maturities.

Yields in money markets increased slightly over the course of the year as the Fed approached its first increase in the target federal funds rate in almost a decade. Tenuous global growth, a strong dollar, and volatile financial and energy markets kept the Fed on hold for most of the year. However, steady improvement in the domestic labor market and modest U.S. economic growth coupled with Fed projections of slowly rising inflation toward 2% allowed the Fed to raise the federal funds rate by one quarter of 1% (25 basis points) in December.

The Fund invested conservatively during the period, maintaining a substantial portion of its assets in U.S. Treasury and government agency securities as credit risk was barely compensated. The Fund also maintained a weighted average maturity of fewer than 60 days during the period in order to comply with current Securities and Exchange Commission (“SEC”) rules designed to moderate interest rate risk.

Current expectations are that the Fed will continue to raise rates very gradually over an extended period of time. As such, Foresters Investment Management Company (“FIMCO”) expects the yield to shareholders to be at or near zero for the immediate future based on that outlook. To avoid a negative yield to its shareholders, FIMCO continues to absorb expenses to the Fund and has waived its management fee.

In 2014, the SEC adopted amendments to certain rules under the Investment Company Act of 1940 that govern money market funds. There is a transition period extending until October 2016 for the most significant changes, with shorter transition periods for other changes, some of which have already occurred. These changes will impact all SEC-registered money market funds. FIMCO has analyzed the impact of these changes and will communicate with shareholders as the Fund transitions into compliance with the new laws.

11

Portfolio Manager’s Letter (continued)
CASH MANAGEMENT FUND

Although money market funds in general are relatively conservative vehicles, there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Money market mutual funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

12

Fund Expenses (unaudited)
CASH MANAGEMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/15)	(12/31/15)	(7/1/15–12/31/15)*
Expense Examples
Actual	$1,000.00	$1,000.00	$0.66
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,024.55	$0.66

*	Expenses are equal to the annualized expense ratio of .13%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived and/or assumed.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on the total value of investments.

13

Portfolio of Investments
CASH MANAGEMENT FUND
December 31, 2015

Principal		Interest
Amount	Security	Rate	*	Value
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—55.3%
	Fannie Mae:
$ 400M	3/30/2016	0.33%		$ 399,679
150M	4/20/2016	0.19		149,915
370M	Federal Farm Credit Bank, 3/10/2016	0.16		369,886
	Federal Home Loan Bank:
700M	1/22/2016	0.19		699,924
400M	1/25/2016	0.12		399,968
400M	2/9/2016	0.16		399,931
500M	2/9/2016	0.20		499,892
600M	2/12/2016	0.19		599,867
500M	2/17/2016	0.37		499,758
400M	2/19/2016	0.15		399,921
200M	2/24/2016	0.15		199,955
550M	3/2/2016	0.38		549,646
500M	3/4/2016	0.40		499,650
500M	3/16/2016	0.44		499,542
	Freddie Mac:
400M	1/12/2016	0.23		399,972
547M	2/4/2016	0.14		546,930
600M	2/5/2016	0.38		599,778
Total Value of U.S. Government Agency Obligations (cost $7,714,214)				7,714,214
	VARIABLE AND FLOATING RATE NOTES—12.8%
	Federal Farm Credit Bank:
400M	4/20/2016	0.47		400,147
140M	7/15/2016	0.32		139,952
400M	8/26/2016	0.44		399,914
200M	10/11/2016	0.32		199,933
	Federal Home Loan Bank:
250M	4/20/2016	0.36		250,004
400M	7/25/2016	0.41		400,000
Total Value of Variable and Floating Rate Notes (cost $1,789,950)				1,789,950

14

Principal			Interest
Amount	Security		Rate	*	Value
	CORPORATE NOTES—9.3%
$ 400M	Apple, Inc., 3/14/2016 (a)		0.43%		$ 399,651
400M	Coca-Cola Co., 3/15/2016 (a)		0.42		399,655
500M	IBM Corp., 3/21/2016 (a)		0.42		499,533
Total Value of Corporate Notes (cost $1,298,839)					1,298,839
	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—21.5%
	U.S. Treasury Bills:
500M	1/7/2016		0.07		499,994
1,100M	1/14/2016		0.13		1,099,948
1,000M	1/14/2016		0.17		999,941
400M	5/12/2016		0.27		399,611
Total Value of Short-Term U.S. Government Obligations (cost $2,999,494)					2,999,494
Total Value of Investments (cost $13,802,497)**		98.9%			13,802,497
Other Assets, Less Liabilities		1.1			155,887
Net Assets		100.0%			$13,958,384

*	The interest rates shown are the effective rates at the time of purchase by the Fund. The interest rates shown on variable and floating rate notes are adjusted periodcally; the rates shown are the rates in effect at December 31, 2015.

**	Aggregate cost for federal income tax purposes is the same.

(a)	Security exempt from registration under Section 4(2) of the Securities Act of 1933 (see Note 5).

15

Portfolio of Investments (continued)
CASH MANAGEMENT FUND
December 31, 2015

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
U.S. Government Agency
Obligations	$—	$7,714,214	$—	$7,714,214
Variable and Floating Rate Notes:
U.S. Government Agency
Obligations	—	1,789,950	—	1,789,950
Corporate Notes	—	1,298,839	—	1,298,839
Short-Term U.S. Government
Obligations	—	2,999,494	—	2,999,494
Total Investments in Securities	$—	$13,802,497	$—	$13,802,497

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended
December 31, 2015. Transfers, if any, between Levels are recognized at the end of the reporting period.

16	See notes to financial statements

Portfolio Manager’s Letter
EQUITY INCOME FUND

Dear Investor:

This is the annual report for First Investors Life Series Equity Income Fund for the fiscal year ended December 31, 2015. During the period the Fund’s return on a net asset value basis was –1.03%, including dividends of $0.35 cents per share and capital gains of $0.75 cents per share.

The Fund primarily invests in dividend-paying stocks and this year, with interest rate volatility, the Fund’s high-yielding stocks did not perform very well. We saw the yield on the 10-year U.S. Treasury note start the year at 2.17%, quickly drop to 1.64% in January and rise to a high of 2.48% last June. The final six months of the year the yields bounced between 2.00% and 2.25%. The Federal Reserve (“the Fed”) signaled its intention to raise rates possibly at their September meeting, but because of weakness in emerging markets it ultimately determined to hold off until its December meeting. Ultimately the Fed decided to institute a 25 basis point (0.25%) increase and signaled its intention to raise rates in 2016. When interest rates fell over the past several years, fixed income investors looked to dividend-paying equities to supplement their income when investments such as money market accounts and CDs no longer offered compelling returns. As rates rise and those products become more competitive, investors may begin to return to fixed income investments, as they offer less volatility compared to equities.

This past year the prices of stocks whose yield is in the 2.0% to 3.29% range were down about 3.8%. That yield is the sweet spot for our investment process. The prices of stocks whose yields were greater than 3.29% were down about 2.65%. Because of these dynamics the Fund underperformed its benchmark the S&P 500. In fact, the prices of stocks whose yields were less than 0.22% were up more than 13% for the year. With our mandate to invest in dividend-paying stocks that offer our investors supplemental income, it was hard to compete against the Index, which is not subjected to the same constraints.

While the Fund’s absolute performance was disappointing compared to the benchmark and can be contributed to the factors discussed above, there were bright spots that let us know our investment process works. Several of the Fund’s portfolio investments were acquired this past year. Omnicare was the nation’s largest supplier of geriatric pharmaceuticals and ancillary services to nursing facilities and retirement centers. It was acquired by CVS for $12.8 billion or $98 a share in cash. We first started buying Omnicare in the low $60 because of their niche business that was growing nicely and opportunities we believed would allow the company to grow margins and improve cash flow dramatically. CVS recognized this and made a compelling offer as Omnicare’s pharmacy business will fit well with CVS.

17

Portfolio Manager’s Letter (continued)
EQUITY INCOME FUND

Kraft has been a long-time holding for the Fund with its solid earnings growth and a dividend in excess of 3%. In July 2015, Kraft completed its merger with Heinz Company with the backing of 3G Capital, a private equity firm that teamed up with Warren Buffet to take Heinz private a few years ago. The merger makes Kraft Heinz the third largest food and beverage company in North America. In addition to the higher share price, because of the deal premium, the Fund also received a $16.50 special dividend when the transaction closed.

In December 2015 Cytec Industries, a small-cap specialty material and chemical company was acquired by European composite company, Solvay, for $5.5 billion in an all cash deal. With Cytec’s strong relationships in aerospace, we believe it will be a nice fit for Solvay whose specialty is in automotive products. The latest company to be acquired from the Fund’s holdings is Chubb Corporation. Chubb agreed to a $28 billion deal with ACE, which is a leader in the property and casualty insurance industry; the acquisition was completed in January 2016, after the end of the reporting period. The combined company will become one of the biggest players in both the commercial and property and casualty insurance industry. We believe Ace should realize substantial synergies from the deal and the earnings accretion should be significant. This merger is positive for the Fund as ACE is a large holding and we think the stock offers good upside potential.

As we look forward, we believe dividend-paying stocks should be a focus for any investor. Dividend-paying stocks tend to outperform non-dividend-paying stocks when interest rates are either rising or falling. If we look at stock returns since the 1970’s, dividend-paying stocks have outperformed the S&P 500 Index. The Fund is focused on finding those stocks that not only provide yield and stability over certain periods of time, but provide dividend growth and appreciation.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

18

Fund Expenses (unaudited)
EQUITY INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/15)	(12/31/15)	(7/1/15–12/31/15)*
Expense Examples
Actual	$1,000.00	$983.77	$4.00
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.18	$4.08

*	Expenses are equal to the annualized expense ratio of .80%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on the total value of investments.

19

Cumulative Performance Information (unaudited)
EQUITY INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Equity Income Fund and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Life Series Equity Income Fund beginning 12/31/05 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/15.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

20

Portfolio of Investments
EQUITY INCOME FUND
December 31, 2015

Shares		Security	Value
		COMMON STOCKS—93.5%
		Consumer Discretionary—10.6%
29,400		American Eagle Outfitters, Inc.	$ 455,700
5,787		CBS Corporation – Class “B”	272,741
17,650		Comcast Corporation – Special Shares “A”	995,989
7,600		Delphi Automotive, PLC	651,548
44,850		Ford Motor Company	631,936
20,100		Hanesbrands, Inc.	591,543
4,050		Harman International Industries, Inc.	381,551
8,050		Home Depot, Inc.	1,064,613
4,800	*	Jarden Corporation	274,176
12,300		Johnson Controls, Inc.	485,727
4,550		Lear Corporation	558,877
6,900		McDonald’s Corporation	815,166
15,600		Newell Rubbermaid, Inc.	687,648
47,100		Regal Entertainment Group – Class “A”	888,777
9,116		Time Warner, Inc.	589,532
10,300		Tupperware Brands Corporation	573,195
4,300		Walt Disney Company	451,844
3,700		Whirlpool Corporation	543,419
5,400		Wyndham Worldwide Corporation	392,310
			11,306,292
		Consumer Staples—8.9%
29,500		Altria Group, Inc.	1,717,195
17,600		Coca-Cola Company	756,096
14,600		CVS Health Corporation	1,427,442
3,850		Dr. Pepper Snapple Group, Inc.	358,820
4,500		Kimberly-Clark Corporation	572,850
3,666		Kraft Heinz Company	266,738
12,000		PepsiCo, Inc.	1,199,040
15,900		Philip Morris International, Inc.	1,397,769
15,300		Procter & Gamble Company	1,214,973
10,200		Wal-Mart Stores, Inc.	625,260
			9,536,183

21

Portfolio of Investments (continued)
EQUITY INCOME FUND
December 31, 2015

Shares	Security	Value
	Energy—6.0%
16,000	Chevron Corporation	$ 1,439,360
21,050	ConocoPhillips	982,824
8,100	Devon Energy Corporation	259,200
16,000	ExxonMobil Corporation	1,247,200
6,500	Halliburton Company	221,260
10,400	Marathon Petroleum Corporation	539,136
14,600	Occidental Petroleum Corporation	987,106
12,500	Royal Dutch Shell, PLC – Class “A” (ADR)	572,375
8,700	Suncor Energy, Inc.	224,460
		6,472,921
	Financials—21.1%
10,550	ACE, Ltd.	1,232,768
28,800	AllianceBernstein Holding, LP	686,880
6,650	American Express Company	462,507
4,050	Ameriprise Financial, Inc.	431,001
23,700	Bank of New York Mellon Corporation	976,914
28,950	Berkshire Hills Bancorp, Inc.	842,734
37,300	Brixmor Property Group, Inc. (REIT)	963,086
14,700	Chesapeake Lodging Trust (REIT)	369,852
7,672	Chubb Corporation	1,017,614
22,300	Citizens Financial Group, Inc.	584,037
16,850	Discover Financial Services	903,497
47,270	Financial Select Sector SPDR Fund (ETF)	1,124,081
12,000	Invesco, Ltd.	401,760
18,100	iShares S&P U.S. Preferred Stock Index Fund (ETF)	703,185
7,350	iShares U.S. Real Estate ETF (ETF)	552,059
24,400	JPMorgan Chase & Company	1,611,132
30,500	MetLife, Inc.	1,470,405
16,700	Oritani Financial Corporation	275,550
28,210	Outfront Media, Inc.	615,824
10,000	PNC Financial Services Group, Inc.	953,100
7,000	Select Income REIT (REIT)	138,740
16,900	SPDR S&P Regional Banking (ETF)	708,448
42,700	Sterling Bancorp	692,594
13,500	Tanger Factory Outlet Centers, Inc. (REIT)	441,450
5,400	Travelers Companies, Inc.	609,444
20,600	U.S. Bancorp	879,002

22

Shares		Security	Value
		Financials (continued)
32,000		Urstadt Biddle Properties, Inc. – Class “A” (REIT)	$ 615,680
35,850		Wells Fargo & Company	1,948,806
38,900		WP Glimcher, Inc. (REIT)	412,729
			22,624,879
		Health Care—12.9%
13,900		Abbott Laboratories	624,249
19,300		AbbVie, Inc.	1,143,332
1,470	*	Allergan, PLC	459,375
20,300		Baxalta, Inc.	792,309
8,500		Baxter International, Inc.	324,275
4,300		Gilead Sciences, Inc.	435,117
10,050		GlaxoSmithKline, PLC (ADR)	405,518
20,550		Johnson & Johnson	2,110,896
2,710		McKesson Corporation	534,493
10,412		Medtronic, PLC	800,891
37,020		Merck & Company, Inc.	1,955,396
3,550		Perrigo Company, PLC	513,685
76,885		Pfizer, Inc.	2,481,848
4,950		Thermo Fisher Scientific, Inc.	702,158
9,990		Zoetis, Inc.	478,721
			13,762,263
		Industrials—10.7%
5,400		3M Company	813,456
5,400		A.O. Smith Corporation	413,694
6,300		Altra Industrial Motion Corporation	158,004
8,600		Eaton Corporation, PLC	447,544
2,900		G&K Services, Inc. – Class “A”	182,410
5,750	*	Generac Holdings, Inc.	171,177
3,800		General Dynamics Corporation	521,968
69,730		General Electric Company	2,172,089
11,800		Honeywell International, Inc.	1,222,126
8,500		Industrial Select Sector SPDR Fund (ETF)	450,585
12,550		ITT Corporation	455,816
13,600		KAR Auction Services, Inc.	503,608
3,680		Lockheed Martin Corporation	799,112
13,300		Nielsen Holdings, PLC	619,780
3,850		Snap-On, Inc.	660,006

23

Portfolio of Investments (continued)
EQUITY INCOME FUND
December 31, 2015

Shares	Security	Value
	Industrials (continued)
12,125	Tyco International, PLC	$ 386,666
8,300	United Parcel Service, Inc. – Class “B”	798,709
7,100	United Technologies Corporation	682,097
		11,458,847
	Information Technology—10.9%
8,690	Apple, Inc.	914,709
5,450	Automatic Data Processing, Inc.	461,724
1,000	Avago Technologies, Ltd.	145,150
65,200	Cisco Systems, Inc.	1,770,506
25,000	EMC Corporation	642,000
26,800	HP, Inc.	317,312
42,800	Intel Corporation	1,474,460
9,600	Juniper Networks, Inc.	264,960
3,150	Lam Research Corporation	250,173
14,050	Mentor Graphics Corporation	258,801
9,000	Methode Electronics, Inc.	286,470
11,900	Microchip Technology, Inc.	553,826
42,750	Microsoft Corporation	2,371,770
13,500	QUALCOMM, Inc.	674,798
4,750	SanDisk Corporation	360,953
7,500	TE Connectivity, Ltd.	484,575
10,900	Technology Select Sector SPDR Fund (ETF)	466,847
		11,699,034
	Materials—3.1%
16,450	Dow Chemical Company	846,846
8,990	DuPont (E.I.) de Nemours & Company	598,734
17,700	International Paper Company	667,290
6,400	LyondellBasell Industries NV – Class “A”	556,160
11,300	Olin Corporation	195,038
9,090	WestRock Company	414,686
		3,278,754
	Telecommunication Services—3.6%
52,460	AT&T, Inc.	1,805,149
44,100	Verizon Communications, Inc.	2,038,302
		3,843,451

24

Shares or
Principal
Amount	Security	Value
	Utilities—5.7%
11,050	AGL Resources, Inc.	$ 705,100
12,250	American Electric Power Company, Inc.	713,807
28,600	CenterPoint Energy, Inc.	525,096
7,550	Dominion Resources, Inc.	510,682
7,700	Duke Energy Corporation	549,703
17,600	Exelon Corporation	488,752
5,700	NextEra Energy, Inc.	592,173
12,200	Portland General Electric Company	443,714
29,400	PPL Corporation	1,003,422
12,500	Vectren Corporation	530,250
		6,062,699
Total Value of Common Stocks (cost $76,906,294)		100,045,323
	PREFERRED STOCKS—1.9%
	Financials—1.4%
200	Citizens Financial Group, Inc., Series A, 5.5%, 2049 (a)	197,400
11,400	Digital Realty Trust, Inc., Series G (REIT), 5.875%, 2049	284,316
21,200	JPMorgan Chase & Company, Series Y, 6.125%, 2020	553,744
	Urstadt Biddle Properties, Inc. (REIT):
9,000	Series F, 7.125%, 2049	236,025
11,000	Series G, 6.75%, 2049	292,490
		1,563,975
	Health Care—.5%
500	Allergan, PLC, Series A, 5.5%, 2018	515,090
Total Value of Preferred Stocks (cost $2,019,492)		2,079,065
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—4.5%
	Federal Home Loan Bank:
$2,500M	0.18%, 1/27/2016	2,499,777
1,000M	0.245% 1/27/2016	999,911
1,300M	0.26%, 1/19/2016	1,299,925
Total Value of Short-Term U.S. Government Agency Obligations (cost $4,799,329)		4,799,613
Total Value of Investments (cost $83,725,115)	99.9%	106,924,001
Other Assets, Less Liabilities	.1	92,481
Net Assets	100.0%	$107,016,482

25

Portfolio of Investments (continued)
EQUITY INCOME FUND
December 31, 2015

*	Non-income producing

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 5).

Summary of Abbreviations:
	ADR	American Depositary Receipts
	ETF	Exchange Traded Fund
	REIT	Real Estate Investment Trust

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$100,045,323	$—	$—	$100,045,323
Preferred Stocks	2,079,065	—	—	2,079,065
Short-Term U.S. Government
Agency Obligations	—	4,799,613	—	4,799,613
Total Investments in Securities*	$102,124,388	$4,799,613	$—	$106,924,001

*	The Portfolio of Investments provides information on the industry categorization for common stocks and preferred stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended
December 31, 2015. Transfers, if any, between Levels are recognized at the end of the reporting period.

26	See notes to financial statements

Portfolio Manager’s Letter
FUND FOR INCOME

Dear Investor:

This is the annual report for the First Investors Life Series Fund For Income for the fiscal year ended December 31, 2015. During the period, the Fund’s return on a net asset value basis was –1.85%, including dividends of $0.36 cents per share.

Although negative returns are always disappointing, these returns outperformed the –2.82% return of the Fund’s Bank of America Merrill Lynch BB-B Cash Pay High Yield Constrained Index. The Fund’s good credit selection helped the portfolio preserve capital better than the benchmark even after the deduction of fees and expenses. Active management worked in the Fund’s favor in a challenging period for high yield.

The Market

After a relatively attractive start to the year, high yield markets came under pressure during the year’s second half as commodities plunged in value. The Q3 and Q4 decline in commodity prices resumed a fall that had begun in the fourth quarter of 2014, but was temporarily interrupted by a Q1 2015 partial rebound in oil prices. Over the course of the year, market participants appeared to set their risk appetite in part by the level of oil prices, buying less high yield when oil prices — and those of other basic commodities such as coal and iron ore — fell, and more when they recovered. This occurred as falling oil prices gave investors pause with regard to not only the health of oil producers themselves, but also on the potential for a slowing trajectory of global economic growth.

As commodity prices fell, the September 2015 decision of the Federal Reserve (“the Fed”) to not raise interest rates further cemented the view that lower global growth might slow down the U.S. economic recovery. November and December also brought a further convergence of bad news to global risk assets, including U.S. high yield, and to higher-quality assets alike, making many investors happy to say goodbye to a difficult 2015.

December’s volatility, which magnified many of the year’s second-half trends, was largely in our view a function of rapid changes in risk-off/risk-on market sentiment coupled with the historically slow December trading period. In the first half of December, the U.S. high yield market came under pressure in the wake of the demise of a distressed high yield fund faced with redemptions. That Fund held a highly concentrated portfolio of liquidity-challenged, highly speculative securities with limited trading liquidity. Investors in the fund accelerated a trend of redemptions in this vehicle, causing the managers to gate the fund. In addition, the energy sub-segment of the market came under further pressure after the Organization of Petroleum Exporting Countries announced a continuation of their “lower-for-longer” strategy. However, on December 16th, the Fed continued on its path of policy normalization and announced

27

Portfolio Manager’s Letter (continued)
FUND FOR INCOME

an increase in the federal funds rate. Although the Fed may have ended its zero interest rate policy, it stated clearly that future rate hikes will be gradual, particularly, it seems, while the Fed would have to worry about slowing global growth. This event resulted in a stabilization of the market through the last two weeks of the year.

The Fund

In this challenging environment, the Fund performed relatively well, outperforming the benchmark net of fees and expenses for the year after underperforming in the first half. During the first quarter, we worked to reduce the Fund’s exposure to energy credits, particularly to those companies we believed might suffer more permanent impairment with a long-term decline in the price of oil. In the second quarter, as the price of oil continued its unsustainable rebound, the portfolio did not quite keep up with the market. Our earlier risk reduction might have appeared unnecessary given resurgent oil prices; however, we positioned the portfolio with the perspective that volatility in oil, and in commodity sectors more broadly, would continue through the year as we could not identify the catalyst to bring oil supply inline with demand. Similarly, we sought to exit positions in iron ore and coal production as global demand softened. These changes were particularly important in helping the portfolio preserve capital better than the benchmark — and notably better than the wide high yield market which also includes lower-rated CCC credits — in both Q3 and Q4 2015.

Over the year, the Fund performed better than the high yield market as represented by both its benchmark and by broader market measures which also include lower-rated bonds. The Fund exhibited strong credit selection most notably in Services, Containers, Healthcare, Broadcasting and Cable/Satellite TV. Each of these areas is an industry we have focused on with an overweight to the market and in which we have delivered better-than-market credit selection. They are less cyclical in nature and reflect our efforts over 2015 to reposition the portfolio in less commodity-sensitive names. The Fund lost the most ground against the benchmark in the Banking sector where the Fund is traditionally underweight.

We have been cognizant throughout the year not only of credit risk, but also of duration risk which measures the impact on bond prices from changes in interest rates. Typically, bond prices can fall when interest rates rise. Although the Fed’s first interest rate increase came quite late in the year and was, in our view, both modest and well-telegraphed, we have generally preferred not to extend the portfolio’s duration risk since credit spreads have been relatively flat during the past five years. Thus, over the year, we were rewarded both for an overweight allocation to some credits with more moderate sensitivity to interest rate risk (under one year in duration and three-to-five years in duration) and an underweight in credits with greater sensitivity

28

(five-to-ten year duration). Our overweighting of credits with less than a year of remaining duration reflects the portfolio’s allocation to senior loans, instruments which can actually see returns increase along with increasing interest rates. Senior loans, with their floating rate coupon and lower concentration in commodity-intensive sectors, have helped stabilize and smooth this Fund’s performance.

Outlook

After a challenging year, we find that some parts of the U.S. high yield market offer more yield and more attractive total return potential than we have seen in some time, but not all bonds are created equal. The market is clearly differentiating between bonds more than has been the case for several years. Companies that disappoint investor expectations are more likely to be quickly rebuked by a re-pricing process, and even healthy companies in the same industry may trade off significantly in sympathy, heightening volatility overall. Volatility may be challenging to manage, but it also presents an environment in which careful investors who are able to sort out meaningful data from the noise may benefit significantly over a long time horizon. Short-term investors attempting to time the market without a view on fundamental, credit-by-credit value are, in our opinion, likely to be disappointed. Market-timing is a less reliable market strategy, especially in an asset class like high yield where attractive coupon payments pay the investor to be patient.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

29

Fund Expenses (unaudited)
FUND FOR INCOME

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/15)	(12/31/15)	(7/1/15–12/31/15)*
Expense Examples
Actual	$1,000.00	$955.90	$4.24
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.87	$4.38

*	Expenses are equal to the annualized expense ratio of .86%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on the total value of investments.

30

Cumulative Performance Information (unaudited)
FUND FOR INCOME

Comparison of change in value of $10,000 investment in the First Investors Life Series Fund For Income and the Bank of America (“BofA”) Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index.

The graph compares a $10,000 investment in the First Investors Life Series Fund For Income beginning 12/31/05 with a theoretical investment in the BofA Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index (the “Index”). The Index contains all securities in the BofA Merrill Lynch US Cash Pay High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/15.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The issuers of the high yield bonds in which the Fund primarily invests pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. Index figures from Bank of America Merrill Lynch & Co. and all other figures are from Foresters Investment Management Company, Inc.

31

Portfolio of Investments
FUND FOR INCOME
December 31, 2015

Principal
Amount	Security	Value
	CORPORATE BONDS—87.8%
	Aerospace/Defense—.7%
	Meccanica Holdings USA, Inc.:
$ 475M	6.25%, 7/15/2019 (a)	$ 514,188
150M	7.375%, 7/15/2039 (a)	158,625
		672,813
	Automotive—4.7%
	American Axle & Manufacturing, Inc.:
400M	6.25%, 3/15/2021	415,500
250M	6.625%, 10/15/2022	262,500
	Asbury Automotive Group, Inc.:
175M	6%, 12/15/2024	181,562
75M	6%, 12/15/2024 (a)	77,812
250M	Dana Holding Corp., 6%, 9/15/2023	251,875
250M	Fiat Chrysler Automobiles NV, 5.25%, 4/15/2023	246,875
225M	General Motors Co., 4.875%, 10/2/2023	231,223
650M	Gestamp Funding Luxembourg SA, 5.625%, 5/31/2020 (a)	665,600
	Group 1 Automotive, Inc.:
325M	5%, 6/1/2022	323,375
200M	5.25%, 12/15/2023 (a)	199,000
225M	Hertz Corp., 6.75%, 4/15/2019	230,400
500M	LKQ Corp., 4.75%, 5/15/2023	471,250
425M	Omega U.S. Sub, LLC, 8.75%, 7/15/2023 (a)	394,188
75M	Oshkosh Corp., 5.375%, 3/1/2022	75,375
325M	Schaeffler Finance BV, 4.75%, 5/15/2021 (a)	328,250
150M	ZF North America Capital, Inc., 4%, 4/29/2020 (a)	151,800
		4,506,585
	Building Materials—1.4%
	Building Materials Corp.:
350M	5.375%, 11/15/2024 (a)	350,875
175M	6%, 10/15/2025 (a)	179,375
	Cemex SAB de CV:
200M	9.5%, 6/15/2018 (a)	214,000
250M	5.7%, 1/11/2025 (a)	209,687
425M	Griffon Corp., 5.25%, 3/1/2022	406,937
		1,360,874
	Chemicals—1.7%
	Blue Cube Spinco, Inc.:
125M	9.75%, 10/15/2023 (a)	135,469
150M	10%, 10/15/2025 (a)	165,750

32

Principal
Amount	Security	Value
	Chemicals (continued)
$ 225M	Huntsman International, LLC, 4.875%, 11/15/2020	$ 206,437
225M	PolyOne Corp., 5.25%, 3/15/2023	220,500
200M	Rayonier AM Products, Inc., 5.5%, 6/1/2024 (a)	159,000
275M	TPC Group, Inc., 8.75%, 12/15/2020 (a)	180,125
375M	Univar USA, Inc., 6.75%, 7/15/2023 (a)	343,125
	W.R. Grace & Co.:
175M	5.125%, 10/1/2021 (a)	177,187
75M	5.625%, 10/1/2024 (a)	76,031
		1,663,624
	Consumer Non-Durables—2.7%
375M	Levi Strauss & Co., 6.875%, 5/1/2022	403,125
	Reynolds Group Issuer, Inc.:
300M	7.125%, 4/15/2019	306,000
775M	5.75%, 10/15/2020	790,260
125M	Scotts Miracle-Gro Co., 6%, 10/15/2023 (a)	130,938
	Spectrum Brands Escrow Corp.:
300M	6.375%, 11/15/2020	320,250
175M	6.625%, 11/15/2022	185,500
450M	Wolverine World Wide, Inc., 6.125%, 10/15/2020	470,250
		2,606,323
	Energy—7.0%
	AmeriGas Finance, LLC:
75M	6.75%, 5/20/2020	73,312
175M	7%, 5/20/2022	170,187
	Antero Resources Finance Corp.:
100M	6%, 12/1/2020	84,000
125M	5.375%, 11/1/2021	100,625
250M	Blue Racer Midstream, LLC, 6.125%, 11/15/2022 (a)	173,750
	Calumet Specialty Products Partners, LP:
225M	6.5%, 4/15/2021	196,875
75M	7.625%, 1/15/2022	64,125
300M	7.75%, 4/15/2023 (a)	256,500
	CONSOL Energy, Inc.:
475M	8.25%, 4/1/2020	361,000
175M	5.875%, 4/15/2022	109,375
	Crestwood Midstream Partners, LP:
350M	6%, 12/15/2020	259,000
50M	6.25%, 4/1/2023 (a)	35,125
250M	Eclipse Resources Corp., 8.875%, 7/15/2023 (a)	120,625

33

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2015

Principal
Amount	Security	Value
	Energy (continued)
$ 225M	Exterran Partners, LP, 6%, 10/1/2022	$ 184,500
175M	Ferrellgas, LP, 6.75%, 6/15/2023 (a)	143,500
250M	Forum Energy Technologies, Inc., 6.25%, 10/1/2021	208,750
	Genesis Energy, LP:
200M	6.75%, 8/1/2022	171,000
150M	6%, 5/15/2023	120,750
300M	Gibson Energy, Inc., 6.75%, 7/15/2021 (a)	288,750
250M	Hilcorp Energy I, 5.75%, 10/1/2025 (a)	218,750
50M	Kinder Morgan Finance Co., LLC, 6%, 1/15/2018 (a)	50,437
250M	Laredo Petroleum, Inc., 5.625%, 1/15/2022	218,750
200M	Matador Resources Co., 6.875%, 4/15/2023	187,000
375M	Memorial Production Partners, LP, 7.625%, 5/1/2021	114,375
	MPLX, LP:
125M	4.5%, 7/15/2023 (a)	112,463
225M	4.875%, 12/1/2024 (a)	203,063
50M	4.875%, 6/1/2025 (a)	45,000
	NuStar Logistics, LP:
50M	4.8%, 9/1/2020	45,250
200M	6.75%, 2/1/2021	189,000
300M	Rex Energy Corp., 6.25%, 8/1/2022	61,500
100M	Rice Energy, Inc., 7.25%, 5/1/2023 (a)	73,500
	Sabine Pass Liquefaction, LLC:
500M	6.25%, 3/15/2022	465,000
225M	5.625%, 4/15/2023	198,563
525M	5.75%, 5/15/2024	459,375
250M	5.625%, 3/1/2025 (a)	212,500
	SM Energy Co.:
150M	6.5%, 11/15/2021	112,500
125M	5.625%, 6/1/2025	82,813
57M	Suburban Propane Partners, LP, 7.375%, 8/1/2021	55,005
100M	Tesoro Logistics, LP, 6.25%, 10/15/2022 (a)	95,250
425M	Unit Corp., 6.625%, 5/15/2021	308,125
		6,629,968
	Financials—5.3%
	Ally Financial, Inc.:
100M	5.75%, 11/20/2025	101,500
525M	6.25%, 12/1/2017	551,906
175M	4.75%, 9/10/2018	179,594
500M	8%, 12/31/2018	548,750
25M	8%, 3/15/2020	28,562
175M	8%, 11/1/2031	202,781

34

Principal
Amount	Security	Value
	Financials (continued)
$ 350M	Argos Merger Sub, Inc., 7.125%, 3/15/2023 (a)	$ 347,900
674M	Consolidated Energy Finance SA, 6.75%, 10/15/2019 (a)	647,680
	General Motors Financial Co., Inc.:
75M	3.25%, 5/15/2018	75,418
150M	4.375%, 9/25/2021	152,299
150M	4.25%, 5/15/2023	148,603
	International Lease Finance Corp.:
375M	8.75%, 3/15/2017	400,312
1,075M	8.25%, 12/15/2020	1,273,875
125M	Nielsen Co., (Luxembourg) Sarl, 5.5%, 10/1/2021 (a)	128,594
250M	Quicken Loans, Inc., 5.75%, 5/1/2025 (a)	239,063
		5,026,837
	Food/Beverage/Tobacco—2.5%
325M	Barry Callebaut Services SA, 5.5%, 6/15/2023 (a)	342,144
	Constellation Brands, Inc.:
75M	4.25%, 5/1/2023	75,187
125M	4.75%, 11/15/2024	127,812
25M	4.75%, 12/1/2025	25,531
125M	Dean Foods Co., 6.5%, 3/15/2023 (a)	130,312
400M	JBS Investments GmbH, 7.25%, 4/3/2024 (a)	365,000
	JBS USA, LLC:
150M	7.25%, 6/1/2021 (a)	149,625
150M	5.875%, 7/15/2024 (a)	136,500
200M	5.75%, 6/15/2025 (a)	175,000
100M	Pilgrim’s Pride Corp., 5.75%, 3/15/2025 (a)	97,500
250M	Post Holdings, Inc., 7.75%, 3/15/2024 (a)	262,500
50M	Smithfield Foods, Inc., 6.625%, 8/15/2022	52,063
450M	Sun Merger Sub, Inc., 5.875%, 8/1/2021 (a)	464,625
		2,403,799
	Food/Drug—.5%
425M	Rite Aid Corp., 6.125%, 4/1/2023 (a)	441,469
	Forest Products/Containers—4.6%
225M	Ardagh Packaging Finance, PLC, 6%, 6/30/2021 (a)	210,937
	Ball Corp.:
250M	5.25%, 7/1/2025	256,562
150M	4.375%, 12/15/2020	152,625
525M	Berry Plastics Group, 5.125%, 7/15/2023	511,875

35

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2015

Principal
Amount	Security	Value
	Forest Products/Containers (continued)
	CROWN Americas, LLC:
$ 75M	6.25%, 2/1/2021	$ 77,531
300M	4.5%, 1/15/2023	294,750
150M	Graphic Packaging International, Inc., 4.875%, 11/15/2022	152,250
450M	Greif, Inc., 7.75%, 8/1/2019	499,500
	Mercer International, Inc.:
50M	7%, 12/1/2019	50,375
200M	7.75%, 12/1/2022	203,000
	Owens-Brockway Glass Container, Inc.:
75M	5%, 1/15/2022 (a)	73,594
75M	5.875%, 8/15/2023 (a)	76,266
250M	5.375%, 1/15/2025 (a)	245,313
50M	6.375%, 8/15/2025 (a)	51,469
200M	Resolute Forest Products, Inc., 5.875%, 5/15/2023	146,500
	Sealed Air Corp.:
325M	6.5%, 12/1/2020 (a)	359,938
175M	4.875%, 12/1/2022 (a)	176,094
300M	5.25%, 4/1/2023 (a)	307,500
500M	Silgan Holdings, Inc., 5%, 4/1/2020	511,250
		4,357,329
	Gaming/Leisure—5.1%
375M	24 Hour Holdings III, LLC, 8%, 6/1/2022 (a)	306,563
225M	AMC Entertainment, Inc., 5.75%, 6/15/2025	226,687
400M	ClubCorp Club Operations, Inc., 8.25%, 12/15/2023 (a)	394,000
425M	GLP Capital, LP, 4.875%, 11/1/2020	418,625
175M	Hilton Worldwide Finance, LLC, 5.625%, 10/15/2021	182,219
	International Game Technology, PLC:
200M	5.625%, 2/15/2020 (a)	198,000
200M	6.25%, 2/15/2022 (a)	188,000
200M	6.5%, 2/15/2025 (a)	176,500
650M	Live Nation Entertainment, Inc., 7%, 9/1/2020 (a)	676,000
225M	National CineMedia, LLC, 7.875%, 7/15/2021	235,125
	NCL Corp., Ltd.:
250M	5.25%, 11/15/2019 (a)	256,720
250M	4.625%, 11/15/2020 (a)	246,055
200M	Regal Entertainment Group, 5.75%, 3/15/2022	200,750
225M	Royal Caribbean Cruises, Ltd., 5.25%, 11/15/2022	231,750

36

Principal
Amount	Security	Value
	Gaming/Leisure (continued)
$ 350M	Scientific Games International, Inc., 6.625%, 5/15/2021	$ 166,250
575M	Six Flags Entertainment Corp., 5.25%, 1/15/2021 (a)	585,063
150M	Viking Cruises, Ltd., 6.25%, 5/15/2025 (a)	123,750
		4,812,057
	Health Care—10.9%
	Community Health Systems, Inc.:
250M	5.125%, 8/15/2018	252,500
100M	8%, 11/15/2019	101,250
475M	7.125%, 7/15/2020	475,594
250M	Concordia Healthcare, 7%, 4/1/2022 (a)	240,937
	DaVita HealthCare Partners, Inc.:
250M	5.125%, 7/15/2024	250,469
125M	5%, 5/1/2025	120,937
	Endo Finance, LLC:
300M	5.75%, 1/15/2022 (a)	292,500
700M	7.75%, 1/15/2022 (a)	719,250
225M	6%, 7/15/2023 (a)	225,000
	Fresenius Medical Care U.S. Finance II, Inc.:
150M	5.625%, 7/31/2019 (a)	162,187
75M	4.125%, 10/15/2020 (a)	76,125
100M	4.75%, 10/15/2024 (a)	98,000
	HCA, Inc.:
75M	8%, 10/1/2018	84,187
875M	6.5%, 2/15/2020	955,500
175M	6.25%, 2/15/2021	185,937
50M	7.5%, 2/15/2022	55,625
50M	5.375%, 2/1/2025	49,437
300M	5.875%, 2/15/2026	301,875
	HealthSouth Corp.:
236M	7.75%, 9/15/2022	246,620
175M	5.125%, 3/15/2023	168,437
100M	5.75%, 11/1/2024 (a)	95,875
100M	5.75%, 11/1/2024	95,875
150M	5.75%, 9/15/2025 (a)	140,250
405M	IMS Health, Inc., 6%, 11/1/2020 (a)	418,162
175M	Jaguar Holding Co., II, 6.375%, 8/1/2023 (a)	171,063
300M	Kindred Healthcare, Inc., 8.75%, 1/15/2023	277,125
	LifePoint Health, Inc.:
300M	5.5%, 12/1/2021	306,000
100M	5.875%, 12/1/2023	101,750

37

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2015

Principal
Amount	Security	Value
	Health Care (continued)
	Mallinckrodt Finance SB:
$ 100M	4.875%, 4/15/2020 (a)	$ 96,750
225M	5.75%, 8/1/2022 (a)	217,125
75M	5.5%, 4/15/2025 (a)	69,375
325M	Molina Healthcare, Inc., 5.375%, 11/15/2022 (a)	325,813
100M	NBTY, Inc., 9%, 10/1/2018	101,489
100M	Team Health, Inc., 7.25%, 12/15/2023 (a)	103,750
	Tenet Healthcare Corp.:
450M	6.75%, 2/1/2020	429,750
425M	6%, 10/1/2020	449,438
64M	Universal Hospital Services, Inc., 7.625%, 8/15/2020	60,400
	Valeant Pharmaceuticals International, Inc.:
275M	6.75%, 8/15/2018 (a)	273,900
600M	6.375%, 10/15/2020 (a)	582,000
150M	5.625%, 12/1/2021 (a)	138,750
175M	6.125%, 4/15/2025 (a)	156,625
625M	WellCare Health Plans, Inc., 5.75%, 11/15/2020	646,094
		10,319,726
	Information Technology—4.5%
125M	Activision Blizzard, Inc., 5.625%, 9/15/2021 (a)	131,250
150M	Anixter, Inc., 5.125%, 10/1/2021	150,562
	Audatex North America, Inc.:
650M	6%, 6/15/2021 (a)	657,312
600M	6.125%, 11/1/2023 (a)	606,000
375M	Belden, Inc., 5.5%, 9/1/2022 (a)	362,812
250M	CEB, Inc., 5.625%, 6/15/2023 (a)	248,750
325M	CommScope Technologies Finance, LLC, 6%, 6/15/2025 (a)	313,625
325M	CoreLogic, Inc., 7.25%, 6/1/2021	339,625
275M	Equinix, Inc., 5.875%, 1/15/2026	283,937
450M	IAC/InterActiveCorp, 4.875%, 11/30/2018	452,812
75M	IHS, Inc., 5%, 11/1/2022	76,219
275M	Match Group, Inc., 6.75%, 12/15/2022 (a)	273,625
50M	Micron Technology, Inc., 5.875%, 2/15/2022	48,813
125M	MSCI, Inc., 5.75%, 8/15/2025 (a)	128,438
175M	Open Text Corp., 5.625%, 1/15/2023 (a)	173,688
		4,247,468
	Manufacturing—2.9%
325M	Amkor Technology, Inc., 6.375%, 10/1/2022	317,281
100M	ATS Automation Tooling Systems, Inc., 6.5%, 6/15/2023 (a)	101,500

38

Principal
Amount	Security	Value
	Manufacturing (continued)
$ 400M	Brand Energy & Infrastructure Services, Inc., 8.5%, 12/1/2021 (a)	$ 346,000
515M	Case New Holland, Inc., 7.875%, 12/1/2017	547,187
325M	Dematic SA, 7.75%, 12/15/2020 (a)	328,250
300M	EDP Finance BV, 6%, 2/2/2018 (a)	315,937
375M	H&E Equipment Services, Inc., 7%, 9/1/2022	369,375
125M	Sensata Technologies BV, 5%, 10/1/2025 (a)	122,500
250M	Sensata Technologies U.K. Financing Co., 6.25%, 2/15/2026 (a)	260,625
		2,708,655
	Media-Broadcasting—2.2%
	Belo Corp.:
100M	7.75%, 6/1/2027	106,000
25M	7.25%, 9/15/2027	25,500
425M	Nexstar Broadcasting, Inc., 6.875%, 11/15/2020	436,156
	Sinclair Television Group, Inc.:
475M	5.375%, 4/1/2021	477,969
225M	6.375%, 11/1/2021	232,875
	Sirius XM Radio, Inc.:
375M	5.75%, 8/1/2021 (a)	387,656
250M	6%, 7/15/2024 (a)	261,875
175M	5.375%, 4/15/2025 (a)	176,531
		2,104,562
	Media-Cable TV—8.0%
325M	Altice Financing SA, 6.625%, 2/15/2023 (a)	321,750
225M	Altice SA, 7.75%, 7/15/2025 (a)	206,437
150M	Cable One, Inc., 5.75%, 6/15/2022 (a)	149,625
375M	Cablevision Systems Corp., 7.75%, 4/15/2018	390,937
	CCO Holdings, LLC:
152M	7%, 1/15/2019	155,420
175M	7.375%, 6/1/2020	182,656
75M	5.25%, 3/15/2021	78,094
325M	5.125%, 2/15/2023	326,219
300M	5.875%, 5/1/2027 (a)	299,250
625M	Cequel Communications Holdings I, LLC, 6.375%, 9/15/2020 (a)	613,281
	Clear Channel Worldwide Holdings, Inc.:
25M	7.625%, 3/15/2020 – Series “A”	22,844
550M	7.625%, 3/15/2020 – Series “B”	510,125
150M	6.5%, 11/15/2022 – Series “A”	145,312
250M	6.5%, 11/15/2022 – Series “B”	244,687

39

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2015

Principal
Amount	Security	Value
	Media-Cable TV (continued)
	DISH DBS Corp.:
$ 725M	7.875%, 9/1/2019	$ 790,250
125M	5%, 3/15/2023	108,750
250M	5.875%, 11/15/2024	223,125
400M	Gray Television, Inc., 7.5%, 10/1/2020	412,500
775M	Harron Communications, LP, 9.125%, 4/1/2020 (a)	822,469
225M	Lynx II Corp., 6.375%, 4/15/2023 (a)	229,219
	Midcontinent Communications & Finance Corp.:
300M	6.25%, 8/1/2021 (a)	304,500
250M	6.875%, 8/15/2023 (a)	254,375
	Numericable Group SA:
425M	6%, 5/15/2022 (a)	413,313
200M	6.25%, 5/15/2024 (a)	193,500
200M	VTR Finance BV, 6.875%, 1/15/2024 (a)	184,500
		7,583,138
	Media-Diversified—.8%
225M	Gannett Co., Inc., 5.125%, 7/15/2020	234,000
175M	Lamar Media Corp., 5.375%, 1/15/2024	181,125
375M	Tribune Media Co., 5.875%, 7/15/2022 (a)	375,938
		791,063
	Metals/Mining—3.5%
	Alcoa, Inc.:
575M	6.15%, 8/15/2020	595,844
100M	5.125%, 10/1/2024	91,500
	Aleris International, Inc.:
84M	7.625%, 2/15/2018	71,820
460M	7.875%, 11/1/2020	352,820
	ArcelorMittal:
175M	6.125%, 6/1/2018	161,000
225M	10.85%, 6/1/2019	212,062
125M	6.25%, 8/5/2020	100,469
75M	6.5%, 3/1/2021	60,742
200M	Commercial Metals Co., 4.875%, 5/15/2023	167,000
600M	JMC Steel Group, 8.25%, 3/15/2018 (a)	402,372
225M	Kaiser Aluminum Corp., 8.25%, 6/1/2020	236,250
	Novelis, Inc.:
350M	8.375%, 12/15/2017	342,125
175M	8.75%, 12/15/2020	161,438

40

Principal
Amount	Security	Value
	Metals/Mining (continued)
	Steel Dynamics, Inc.:
$ 175M	5.125%, 10/1/2021	$ 162,750
100M	6.375%, 8/15/2022	96,500
125M	5.5%, 10/1/2024	114,375
		3,329,067
	Real Estate—2.0%
	Communications Sales & Leasing, Inc.:
100M	6%, 4/15/2023 (a)	94,750
175M	8.25%, 10/15/2023	148,750
250M	Dupont Fabros Technology, LP, 5.625%, 6/15/2023	253,125
	Geo Group, Inc.:
175M	5.875%, 1/15/2022	173,250
100M	5.125%, 4/1/2023	95,250
100M	5.875%, 10/15/2024	97,500
	Iron Mountain, Inc.:
450M	5.75%, 8/15/2024	435,937
425M	6%, 8/15/2023	441,469
125M	Lennar Corp., 4.875%, 12/15/2023	125,000
		1,865,031
	Retail-General Merchandise—2.1%
500M	Jo-Ann Stores, Inc., 8.125%, 3/15/2019 (a)	402,500
250M	L Brands, Inc., 6.875%, 11/1/2035 (a)	257,813
	Limited Brands, Inc.:
125M	6.9%, 7/15/2017	134,063
450M	8.5%, 6/15/2019	525,375
	Netflix, Inc.:
275M	5.5%, 2/15/2022 (a)	283,250
125M	5.875%, 2/15/2025 (a)	128,750
150M	Party City Holdings, Inc., 6.125%, 8/15/2023 (a)	146,250
100M	Sally Beauty Holdings, Inc., 5.625%, 12/1/2025	101,500
		1,979,501
	Services—2.3%
	ADT Corp.:
575M	3.5%, 7/15/2022	517,500
50M	4.125%, 6/15/2023	47,000
	AECOM:
125M	5.75%, 10/15/2022	129,219
225M	5.875%, 10/15/2024	230,344

41

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2015

Principal
Amount	Security	Value
	Services (continued)
$ 125M	Aramark Services, Inc., 5.125%, 1/15/2024 (a)	$ 127,656
400M	Ashtead Capital, Inc., 6.5%, 7/15/2022 (a)	419,000
175M	Monitronics International, Inc., 9.125%, 4/1/2020	139,563
300M	Reliance Intermediate Holdings, LP, 6.5%, 4/1/2023 (a)	313,500
300M	Safway Group Holding, LLC, 7%, 5/15/2018 (a)	300,750
		2,224,532
	Telecommunications—4.0%
	CenturyLink, Inc.:
100M	6.45%, 6/15/2021	98,000
700M	5.8%, 3/15/2022	644,175
175M	6.75%, 12/1/2023	164,719
200M	Citizens Communications Co., 9%, 8/15/2031	169,000
450M	Frontier Communications Corp., 11%, 9/15/2025 (a)	446,625
150M	GCI, Inc., 6.75%, 6/1/2021	153,000
250M	Inmarsat Finance, PLC, 4.875%, 5/15/2022 (a)	244,375
	Sprint Capital Corp.:
175M	6.9%, 5/1/2019	143,500
375M	6.875%, 11/15/2028	262,500
	Wind Acquisition Finance SA:
275M	4.75%, 7/15/2020 (a)	272,938
675M	7.375%, 4/23/2021 (a)	639,563
	Windstream Services, LLC:
325M	7.75%, 10/15/2020	275,031
250M	7.5%, 6/1/2022	192,813
100M	6.375%, 8/1/2023	72,375
		3,778,614
	Transportation—1.7%
	Aircastle, Ltd.:
75M	4.625%, 12/15/2018	76,875
775M	6.25%, 12/1/2019	835,062
75M	American Airlines Group, Inc., 5.5%, 10/1/2019 (a)	74,250
	Fly Leasing, Ltd.:
200M	6.75%, 12/15/2020	205,720
275M	6.375%, 10/15/2021	274,656
153M	Mobile Mini, Inc., 7.875%, 12/1/2020	159,120
		1,625,683

42

Principal
Amount	Security	Value
	Utilities—2.2%
	AES Corp.:
$ 75M	8%, 6/1/2020	$ 82,875
275M	7.375%, 7/1/2021	281,875
200M	5.5%, 3/15/2024	179,500
275M	Dynegy, Inc., 7.375%, 11/1/2022	240,625
74M	Indiantown Cogeneration Utilities, LP, 9.77%, 12/15/2020	83,665
400M	InterGen NV, 7%, 6/30/2023 (a)	319,000
200M	NRG Energy, Inc., 6.25%, 5/1/2024	169,040
357M	NSG Holdings, LLC, 7.75%, 12/15/2025 (a)	387,027
175M	Talen Energy Supply, LLC, 6.5%, 6/1/2025 (a)	116,375
100M	Terraform Global Operating, LLC, 9.75%, 8/15/2022 (a)	80,250
125M	Terraform Power Operating, LLC, 5.875%, 2/1/2023 (a)	104,063
		2,044,295
	Waste Management—.7%
275M	ADS Waste Holdings, Inc., 8.25%, 10/1/2020	278,437
	Covanta Holding Corp.:
125M	7.25%, 12/1/2020	129,375
300M	6.375%, 10/1/2022	300,000
		707,812
	Wireless Communications—3.8%
	Level 3 Financing, Inc.:
150M	6.125%, 1/15/2021	155,625
75M	5.125%, 5/1/2023 (a)	74,719
325M	MetroPCS Wireless, Inc., 6.625%, 11/15/2020	338,647
	Neptune Finco Corp.:
200M	10.125%, 1/15/2023 (a)	209,000
200M	6.625%, 10/15/2025 (a)	208,500
	Sprint Nextel Corp.:
100M	9.125%, 3/1/2017	102,000
175M	8.375%, 8/15/2017	172,638
600M	7%, 8/15/2020	465,000
275M	6%, 11/15/2022	194,563
	T-Mobile USA, Inc.:
600M	6.25%, 4/1/2021	619,500
450M	6.625%, 4/1/2023	460,125
275M	UPCB Finance IV, Ltd., 5.375%, 1/15/2025 (a)	260,563
293M	UPCB Finance V, Ltd., 7.25%, 11/15/2021 (a)	311,878
		3,572,758
Total Value of Corporate Bonds (cost $87,298,807)		83,363,583

43

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2015

Principal
Amount	Security	Value
	LOAN PARTICIPATIONS†—7.8%
	Aerospace/Defense—.4%
$ 441M	TransDigm, Inc., 3.75%, 2/28/2020	$ 427,576
	Automotive—.2%
222M	CS Intermediate Holdco 2, LLC, 4%, 4/4/2021	219,686
	Building Materials—.4%
399M	Builders FirstSource, Inc., 6%, 7/29/2022	396,091
	Chemicals—.3%
333M	Axalta Coating Systems Dutch Holdings BBV, 3.75%, 2/1/2020	330,727
	Energy—.2%
300M	Jonah Energy, LLC, 7.5%, 5/12/2021	190,500
	Food/Drug—1.4%
	Albertson’s LLC:
300M	5.5%, 12/21/2022 (b)	298,749
268M	5.5%, 3/21/2019	267,069
430M	Rite Aid Corp., 4.875%, 6/21/2021	429,821
331M	Supervalu, Inc., 4.5%, 3/21/2019	328,076
		1,323,715
	Food/Tobacco—.1%
75M	B&G Foods, Inc., 3.75%, 11/2/2022	74,969
	Gaming/Leisure—.2%
219M	Seminole Hard Rock Entertainment, Inc., 3.5%, 5/14/2020	215,536
	Health Care—.9%
	Community Health Systems, Inc.:
87M	3.75%, 12/31/2019	85,227
161M	4%, 1/27/2021	158,021
498M	ConvaTec, Inc., 4.25%, 6/15/2020	488,171
100M	Sterigenics-Nordion Holdings, LLC, 4.25%, 5/16/2022	97,506
		828,925

44

Principal
Amount	Security	Value
	Information Technology—1.7%
$ 234M	ARRIS Enterprises, Inc., 3.25%, 4/17/2020	$ 230,104
750M	Avago Technologies Cayman, Ltd., 3.75%, 5/6/2021 (b)	744,375
335M	Dell International, LLC, 3.75%, 10/29/2018	333,737
350M	Match Group, Inc., 5.5%, 11/16/2022	347,375
		1,655,591
	Media-Cable TV—.5%
500M	CSC Holdings, LLC, 5%, 10/9/2022	500,625
	Media-Diversified—.4%
424M	Tribune Media Co., 3.75%, 12/27/2020	418,036
	Retail-General Merchandise—.5%
442M	Restaurant Brands, Inc., 3.75%, 12/10/2021	438,839
	Services—.2%
109M	Allied Security Holdings, LLC, 4.25%, 2/12/2021	106,489
83M	Brickman Group, Ltd., LLC, 4.0%, 12/18/2020	80,894
		187,383
	Utilities—.4%
348M	Calpine Corp., 3.5%, 5/27/2022	336,497
Total Value of Loan Participations (cost $7,703,352)		7,544,696
	PASS-THROUGH CERTIFICATES—.8%
	Transportation
699M	American Airlines 13-2 B PTT, 5.6%, 1/15/2022 (cost $712,549) (a)	713,415
	SHORT-TERM CORPORATE NOTES—2.1%
2,000M	Federal Home Loan Bank, 0.12%, 1/14/2016 (cost $1,999,914)	1,999,922
Total Value of Investments (cost $97,714,622)	98.5%	93,621,616
Other Assets, Less Liabilities	1.5	1,411,867
Net Assets	100.0%	$95,033,483

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 5).

(b)	A portion or all of the security purchased on a when-issued or delayed delivery basis (see
Note 1G).

†	The interest rates shown on variable and floating rate notes are adjusted periodically; the rates shown are the rates in effect at December 31, 2015.

45

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2015

Summary of Abbreviations:
PTT	Pass-Through Trust

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$83,363,583	$—	$83,363,583
Loan Participations	—	7,544,696	—	7,544,696
Pass-Through Certificates	—	713,415	—	713,415
Short-Term U.S. Government
Agency Obligations	—	1,999,922	—	1,999,922
Total Investments in Securities*	$—	$93,621,616	$—	$93,621,616

*	The Portfolio of Investments provides information on the industry categorization of corporate bonds, loan participations and pass-through certificates.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended
December 31, 2015. Transfers, if any, between Levels are recognized at the end of the reporting period.

46	See notes to financial statements

Portfolio Managers’ Letter
GOVERNMENT FUND

Dear Investor:

This is the annual report for the First Investors Life Series Government Fund for the fiscal year ended December 31, 2015. During the period, the Fund’s return on a net asset value basis was 0.04%, including dividends of $0.23 cents per share.

Economic Overview and Market Summary

The U.S. economy grew at an approximately 2% rate during the review period. The consumer was the backbone of the economy, supported by the continued decline in the unemployment rate to 5.0%, a seven-year low. Auto sales reached all-time highs and housing starts returned to prerecession levels. Capital spending was muted though, and the continued appreciation of the dollar was a drag on exports. Inflation remained subdued with the year-over-year change in consumer prices at 0.7%, reflecting in part the 30% fall in the price of oil.

At the beginning of the review period, market expectations were that the Federal Reserve (“the Fed”) would end its zero interest rate policy in mid-2015 based primarily on the relatively low unemployment rate. But the unexpectedly weak first quarter economic growth stayed the Fed’s hand, at which point market expectations shifted to September for a first Fed rate hike. Global financial and economic developments, particularly in China, contributed to substantial financial market volatility in August, including a 10% decline in the U.S. stock market. Consequently, at its September meeting, the Fed again deferred raising interest rates. Finally, in December, the Fed raised the federal funds rate 25 basis points (0.25%) based on the continued decline in the unemployment rate.

Interest rates generally moved higher during the review period. The two-year U.S. Treasury note yield, which is very sensitive to Fed policy, had the largest move, rising from 0.67% to 1.05%, a five-year high. Movements in longer-term interest rates were more muted. Persistently low inflation, a stronger dollar, safe haven demand, and relatively high yields versus the rest of the world capped longer-term U.S. interest rates. The benchmark 10-year U.S. Treasury yield increased from 2.17% to 2.27% during the review period.

The broad U.S. bond market returned 0.6% for the year, its fourth worst year over the last four decades. Low interest rates provided little cushion to protect against wider spreads and higher interest rates (when interest rates rise, bond prices decline). Agency mortgage-backed securities returned 1.3%, benefiting from their high credit quality. U.S. Treasury securities gained 0.8%. Corporate bonds lost 0.6%, as credit spreads widened due primarily to record new issue supply. High yield bonds had poorer performance, losing 4.6%. Spreads moved substantially wider in large part due to weakness in energy companies (the largest sector of the high yield market), as well as other commodity-related firms. Non-dollar government bonds (i.e., foreign government securities) also had a difficult 12 months, down 4.6%, reflecting the headwind of a 9.3% increase in the value of the dollar. The municipal bond market gained 3.6% as it was insulated from many of the global issues which buffeted other sectors of the bond

47

Portfolio Manager’s Letter (continued)
GOVERNMENT FUND

market. Lastly, money market returns continued to be essentially flat due to the Fed’s zero interest rate policy.

Mortgage-Backed Market and Fund Review

Agency mortgage-backed securities (“MBS”) outperformed comparable dated U.S. Treasury securities as investor demand for agency MBS continued to be robust even though issuance was much higher than anticipated. Agency MBS performance was mainly driven by strong bank demand, as well as the continued reinvestment of principal pay-downs back into the sector by the Fed. Agency MBS supply was high due to lower borrowing costs, as well as housing market strength. Spreads in the agency MBS market moved wider for the period under review, however the spread widening in the sector was not enough to erode the carry — or yield — enjoyed by agency MBS investors during a period where interest rates remained historically low.

Within the MBS market, 30-year Ginnie Mae (“GNMA”) mortgage-backed securities underperformed Fannie Mae (“FNMA”) MBS as the former returned 1.36% and the latter returned 1.76%. This outperformance of FNMA mortgages over their GNMA counterparts was due to faster GNMA prepayment speeds as more GNMA borrowers refinanced their mortgages.

During the period under review the Fund had an average allocation to agency MBS of 48.3%, U.S. Government agency securities 23%, U.S. Treasuries 17.1%, agency commercial mortgage-backed securities 6.1%, agency collateralized mortgage obligations 1.9% and cash 3.6%. The Fund underperformed its benchmark, the Citigroup Government and Mortgage Index, during the period under review. Broadly, the Fund’s 10% underweight in lower coupon agency MBS had a negative impact on performance. The Fund’s 5% overweight in 30-year GNMA agency MBS was also a drag on performance as these securities experienced elevated prepayment speeds. Lastly, the Fund’s trading activity in 30-year Treasury securities had a negative impact on performance.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

48

Fund Expenses (unaudited)
GOVERNMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/15)	(12/31/15)	(7/1/15–12/31/15)*
Expense Examples
Actual	$1,000.00	$1,003.09	$3.69
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.53	$3.72

*	Expenses are equal to the annualized expense ratio of .73%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on the total value of investments.

49

Cumulative Performance Information (unaudited)
GOVERNMENT FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Government Fund and the Citigroup U.S. Government/Mortgage Index.

The graph compares a $10,000 investment in the First Investors Life Series Government Fund beginning 12/31/05 with a theoretical investment in the Citigroup U.S. Government/Mortgage Index (the “Index”). The Index is an unmanaged index that is a combination of the Citigroup U.S. Government Index and the Citigroup Mortgage Index. The Citigroup U.S. Government Index tracks the performance of the U.S. Treasury and U.S. Government-sponsored indices within the Citigroup U.S. Broad Investment Grade Bond Index. The Citigroup Mortgage Index tracks the performance of the mortgage component of the Citigroup U.S. Broad Investment Grade Bond Index, which is comprised of 30- and 15-year GNMA, FNMA and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/15. During the periods shown, some of the expenses of the Fund were waived. If such expenses had been paid by the Fund, the Average Annual Total Returns for One Year, Five Years and Ten Years would have been (.11%), 1.42% and 3.25%, respectively.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Citigroup and all other figures are from Foresters Investment Management Company, Inc.

50

Portfolio of Investments
GOVERNMENT FUND
December 31, 2015

Principal
Amount	Security	Value
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—48.6%
	Fannie Mae—29.6%
$2,715M	3%, 7/1/2021 – 1/1/2045	$ 2,766,290
3,690M	3.5%, 11/1/2028 – 1/13/2046 (a)	3,821,001
1,147M	4%, 1/1/2041 – 8/1/2044	1,217,139
335M	4.5%, 11/1/2040 – 8/1/2041	363,245
415M	5.5%, 7/1/2034 – 10/1/2039	467,091
160M	9%, 11/1/2026	182,996
		8,817,762
	Freddie Mac—7.2%
328M	3.5%, 8/1/2044 – 10/1/2044	338,298
1,163M	4%, 11/1/2040 – 8/1/2044	1,231,392
212M	4.5%, 5/1/2044	229,258
321M	3.5%, 11/1/2042	331,779
		2,130,727
	Government National Mortgage Association I
	Program—11.8%
568M	4%, 11/15/2025 – 8/15/2041	606,494
1,088M	4.5%, 12/15/2039 – 6/15/2040	1,179,788
1,157M	5%, 6/15/2033 – 4/15/2040	1,291,000
223M	5.5%, 2/15/2033 – 1/15/2036	250,597
155M	6%, 11/15/2032 – 4/15/2036	177,998
		3,505,877
Total Value of Residential Mortgage-Backed Securities (cost $14,305,683)		14,454,366
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—22.3%
	Fannie Mae:
500M	0.875%, 5/21/2018	495,487
1,020M	1.125%, 7/20/2018	1,016,220
300M	1.5%, 11/30/2020	294,878
850M	1.625%, 11/27/2018	856,548
125M	1.75%, 11/26/2019	125,712
260M	2.625%, 9/6/2024	263,050

51

Portfolio of Investments (continued)
GOVERNMENT FUND
December 31, 2015

Principal
Amount	Security	Value
	U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
	Federal Farm Credit Bank:
$ 550M	1.7%, 2/6/2019	$ 552,006
300M	2.125%, 3/6/2019	306,361
200M	4.875%, 1/17/2017	208,128
750M	Federal Home Loan Bank, 1.03%, 9/28/2018	741,648
	Freddie Mac:
800M	0.875%, 3/7/2018	794,642
1,000M	1.25%, 8/1/2019	989,395
Total Value of U.S. Government Agency Obligations (cost $6,682,974)		6,644,075
	U.S. GOVERNMENT OBLIGATIONS—17.3%
122M	FDA Queens, LP, 6.99%, 6/15/2017 (b)	127,012
225M	U.S. Treasury Bonds, 3%, 11/15/2045	224,363
	U.S. Treasury Notes:
200M	1.375%, 3/31/2020	197,562
100M	1.375%, 8/31/2020	98,410
100M	1.375%, 9/30/2020	98,283
400M	1.375%, 10/31/2020	392,976
670M	1.5%, 5/31/2020	664,282
700M	1.625%, 7/31/2020	696,718
100M	1.875%, 8/31/2022	98,861
840M	2%, 7/31/2022	837,850
240M	2%, 2/15/2025	234,647
400M	2%, 8/15/2025	390,062
320M	2.125%, 12/31/2021	322,869
400M	2.25%, 11/15/2024	399,859
365M	2.375%, 8/15/2024	368,864
Total Value of U.S. Government Obligations (cost $5,219,432)		5,152,618
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES—6.1%
	Fannie Mae—4.4%
761M	2.996%, 11/1/2022	782,446
500M	3.84%, 5/1/2018	522,377
		1,304,823
	Federal Home Loan Mortgage Corporation—1.7%
500M	Multi-Family Structured Pass-Through, 2.13%, 1/25/2019	504,576
Total Value of Commercial Mortgage-Backed Securities (cost $1,852,128)		1,809,399

52

Principal
Amount	Security		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS—1.9%
$ 531M	Fannie Mae, 4%, 2/25/2025 (cost $572,503)		$ 571,669
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—6.7%
2,000M	Federal Home Loan Bank, 0.21%, 1/25/2016 (cost $1,999,720)		1,999,836
Total Value of Investments (cost $30,632,440)		102.9%	30,631,963
Excess of Liabilities Over Other Assets		(2.9)	(855,242)
Net Assets		100.0%	$29,776,721

(a)	A portion or all of the security purchased on a when-issued or delayed delivery basis (see
Note 1G).

(b)	Security exempt from registration under Rule 144A of Securities Act of 1933 (see Note 5).

53

Portfolio of Investments (continued)
GOVERNMENT FUND
December 31, 2015

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Residential Mortgage-Backed
Securities	$—	$14,464,366	$—	$14,464,366
U.S. Government Agency
Obligations	—	6,644,075	—	6,644,075
U.S. Government Obligations	—	5,152,618	—	5,152,618
Commercial Mortgage-Backed
Securities	—	1,809,399	—	1,809,399
Collateralized Mortgage
Obligations	—	571,669	—	571,669
Short-Term U.S. Government
Agency Obligations	—	1,999,836	—	1,999,836
Total Investments in Securities	$—	$30,641,963	$—	$30,641,963

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended
December 31, 2015. Transfers, if any, between Levels are recognized at the end of the reporting period.

54	See notes to financial statements

Portfolio Manager’s Letter
GROWTH & INCOME FUND

Dear Investor:

This is the annual report for the First Investors Life Series Growth & Income Fund for the fiscal year ended December 31, 2015. During the period, the Fund’s return on a net asset value basis was –3.12%, including dividends of $0.55 cents per share and capital gains of $2.50 per share.

The Fund underperformed its benchmark index due to its multi-cap mandate, poor stock selection within certain sectors and general weakness among dividend style investments during 2015. Underperformance was driven by negative stock selection in the Industrial, Financial and Technology sectors, which more than offset relative outperformance in the Consumer Discretionary, Materials and Healthcare sectors. A review by market capitalization breakpoints (according to Lipper) had the Fund benefiting modestly on a relative basis from its weighting in small-cap stocks (13% of portfolio). However, performance within the large-cap (69%) and mid-cap (18%) sections of the portfolio drove the overall performance. Also, comparatively, “yield” stocks in general had a poor year, according to the Bank of America/Merrill Lynch Performance Monitor, and were off 4.1%. Additionally, “dividend growth” strategies fared poorly, down 5.0%. Both are key strategies for the Fund’s stock selection, as greater than 90% of the Fund is invested in companies that pay dividends.

Among sector results, the Industrial sector represented the largest drag on Fund performance in 2015, driven by stock selection. Railcar manufacturer Greenbrier declined 54% during 2015 as new tank car orders declined sharply. Intermodal container leasing firms TAL International and Textainer declined 71% and 64%, respectively, as the outlook for global lease rates worsened. Fire safety and security provider Tyco International declined 26% on a weakening demand outlook from its global industrial clientele.

Stock selection within the Financials sector also dragged on 2015 performance. Leasing firm Ryder System declined 42% on deteriorating outlook for truck leasing rates. American Express declined 28% on increased competitive intensity in the card space, and on concerns surrounding its loss of the Costco co-branded card relationship. Wealth management and insurance provider, Ameriprise, declined 26% on deteriorating fund flows and concerns about the proposed “fiduciary rule” from the Department of Labor.

The Fund also suffered from disappointing stock selection in the Technology sector, with wireless semiconductor firms Qorvo and Qualcomm inflicting the greatest performance damage. Qorvo (which was formed earlier in the year as a combination of RF Micro and Triquint) declined 38% in 2015 amidst increasing concerns over smartphone sales and a dramatic slowdown in Chinese (4G) LTE base-station spending. Qualcomm’s 35% decline also resulted from increasing concerns about the maturing global smartphone market, as well as specific challenges in collecting royalties in its licensing business. Technology bellwether Hewlett Packard (which in November split

55

Portfolio Manager’s Letter (continued)
GROWTH & INCOME FUND

into two companies) declined 31% on an adjusted basis, hurt by continued weakness in the broader IT hardware industry, and in the PC and printing markets in particular. Additionally, the Fund’s decision not to hold the sector’s fast growth (and richly priced) bellwethers resulted in an outsized impact on relative performance (in particular, the so-called “FANG” stocks: Facebook, Amazon, Netflix and Google/Alphabet).

There were some bright spots for the Fund in 2015, most notably in the Consumer Discretionary sector, where strong stock selection drove outperformance. Automotive component suppliers Lear and Delphi Automotive gained 26% and 19%, respectively, despite increasing worries about the sustainability of global auto sales. Positive trends in home improvement and athletic apparel bolstered The Home Depot (+29% in the year) and Foot Locker (+18%). Meanwhile, shares of Jarden advanced 19% during a year in which it agreed to merge with longtime Fund holding, Newell Rubbermaid.

The Fund’s holdings within the Materials sector also contributed to relative performance (despite negative absolute performance) thanks to positive stock selection. Specialty materials provider Cytec Industries advanced 64% in 2015, during which it agreed to be acquired by Solvay SA in an all-cash transaction. Specialty chemicals maker Trinseo SA gained 58% as the outlook for styrene margins improved significantly.

The Fund’s overweighting of the Healthcare sector during 2015 contributed positively to relative performance, as the overall sector’s performance was among the strongest in 2015. Aiding performance for the Fund were specialty pharmaceutical firm Allergan PLC (+21%) and drug distributor Omnicare (+35%), both of which agreed to be acquired during the year. Gilead Sciences, one of the Fund’s largest holdings, gained 9% as the company showed improved visibility and momentum for its Hepatitis C offerings. However, the Fund’s overall stock selection within Healthcare was modestly negative for the year, with modest detractors including Mylan NV (–4% in a tumultuous year) and AbbVie (–6%).

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

56

Fund Expenses (unaudited)
GROWTH & INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/15)	(12/31/15)	(7/1/15–12/31/15)*
Expense Examples
Actual	$1,000.00	$945.62	$3.78
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.33	$3.92

*	Expenses are equal to the annualized expense ratio of .77%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on the total value of investments.

57

Cumulative Performance Information (unaudited)
GROWTH & INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Growth & Income Fund and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Life Series Growth & Income Fund beginning 12/31/05 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/15.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

58

Portfolio of Investments
GROWTH & INCOME FUND
December 31, 2015

Shares		Security	Value
		COMMON STOCKS—98.3%
		Consumer Discretionary—18.1%
202,300		American Eagle Outfitters, Inc.	$ 3,135,650
69,500		BorgWarner, Inc.	3,004,485
113,000		CBS Corporation – Class “B”	5,325,690
81,400		Delphi Automotive, PLC	6,978,422
46,600		Foot Locker, Inc.	3,033,194
179,700		Ford Motor Company	2,531,973
66,400		Hanesbrands, Inc.	1,954,152
36,400		Harman International Industries, Inc.	3,429,244
48,000		Home Depot, Inc.	6,348,000
126,700	*	Jarden Corporation	7,237,104
97,000		Johnson Controls, Inc.	3,830,530
46,600		L Brands, Inc.	4,465,212
53,300		Lear Corporation	6,546,839
39,600		Magna International, Inc.	1,606,176
120,700		Newell Rubbermaid, Inc.	5,320,456
52,400		Penske Automotive Group, Inc.	2,218,616
52,600	*	Select Comfort Corporation	1,126,166
106,700		Stein Mart, Inc.	718,091
79,800		Tupperware Brands Corporation	4,440,870
42,700		Walt Disney Company	4,486,916
13,400		Whirlpool Corporation	1,968,058
44,900		Wyndham Worldwide Corporation	3,261,985
			82,967,829
		Consumer Staples—9.6%
128,200		Altria Group, Inc.	7,462,522
96,178		Coca-Cola Company	4,131,807
77,400		CVS Health Corporation	7,567,398
51,200		Delhaize Group (ADR)	1,243,648
53,200		Koninklijke Ahold NV (ADR)	1,124,382
69,000		Nu Skin Enterprises, Inc. – Class “A”	2,614,410
44,100		PepsiCo, Inc.	4,406,472
78,700		Philip Morris International, Inc.	6,918,517
28,000		Procter & Gamble Company	2,223,480
67,600		Tyson Foods, Inc. – Class “A”	3,605,108
42,650		Wal-Mart Stores, Inc.	2,614,445
			43,912,189

59

Portfolio of Investments (continued)
GROWTH & INCOME FUND
December 31, 2015

Shares		Security	Value
		Energy—5.8%
36,900		Anadarko Petroleum Corporation	$ 1,792,602
9,300		Chevron Corporation	836,628
61,400		ConocoPhillips	2,866,766
65,400		Devon Energy Corporation	2,092,800
53,400		ExxonMobil Corporation	4,162,530
26,700		Hess Corporation	1,294,416
80,222		Marathon Oil Corporation	1,009,995
90,622		Marathon Petroleum Corporation	4,697,844
26,700		Occidental Petroleum Corporation	1,805,187
30,650		Phillips 66	2,507,170
12,900		Schlumberger, Ltd.	899,775
93,607		Suncor Energy, Inc.	2,415,061
			26,380,774
		Financials—14.2%
31,700		ACE, Ltd.	3,704,145
66,706		American Express Company	4,639,402
40,000		Ameriprise Financial, Inc.	4,256,800
149,500		Brixmor Property Group, Inc. (REIT)	3,860,090
92,700		Citizens Financial Group, Inc.	2,427,813
79,943		Discover Financial Services	4,286,544
145,900		Financial Select Sector SPDR Fund (ETF)	3,469,502
12,300		iShares Core S&P Mid-Cap ETF (ETF)	1,714,374
25,400		iShares Russell 2000 ETF (ETF)	2,857,754
105,888		JPMorgan Chase & Company	6,991,785
15,000		Morgan Stanley	477,150
40,100		PNC Financial Services Group, Inc.	3,821,931
16,600		SPDR S&P 500 ETF Trust (ETF)	3,384,574
66,400		SPDR S&P Regional Banking (ETF)	2,783,488
170,908		Sunstone Hotel Investors, Inc. (REIT)	2,134,641
110,800		Tanger Factory Outlet Centers, Inc. (REIT)	3,623,160
94,800		U.S. Bancorp	4,045,116
106,700		Urstadt Biddle Properties, Inc. – Class “A” (REIT)	2,052,908
76,567		Wells Fargo & Company	4,162,182
			64,693,359
		Health Care—19.5%
106,700		Abbott Laboratories	4,791,897
89,400		AbbVie, Inc.	5,296,056
25,400	*	Allergan, PLC	7,937,500
93,430		Baxalta, Inc.	3,646,573
46,730		Baxter International, Inc.	1,782,749

60

Shares		Security	Value
		Health Care (continued)
45,100		Cardinal Health, Inc.	$ 4,026,077
42,722	*	Express Scripts Holding Company	3,734,330
85,300		Gilead Sciences, Inc.	8,631,507
59,500		Hill-Rom Holdings, Inc.	2,859,570
72,275		Johnson & Johnson	7,424,088
2,512	*	Mallinckrodt, PLC	187,471
18,900		McKesson Corporation	3,727,647
44,812		Medtronic, PLC	3,446,939
86,743		Merck & Company, Inc.	4,581,765
54,100	*	Mylan NV	2,925,187
230,993		Pfizer, Inc.	7,456,454
70,800		Phibro Animal Health Corporation – Class “A”	2,133,204
69,443		Thermo Fisher Scientific, Inc.	9,850,490
81,900	*	VWR Corporation	2,318,589
53,272		Zoetis, Inc.	2,552,794
			89,310,887
		Industrials—8.9%
37,294		3M Company	5,617,968
54,900		Altra Industrial Motion Corporation	1,376,892
53,300	*	Generac Holdings, Inc.	1,586,741
66,696		General Electric Company	2,077,580
56,000		Honeywell International, Inc.	5,799,920
60,500		ITT Corporation	2,197,360
5,400		Lockheed Martin Corporation	1,172,610
23,700		ManpowerGroup, Inc.	1,997,673
23,800		Nielsen Holdings, PLC	1,109,080
26,700		Ryder System, Inc.	1,517,361
26,100		Snap-On, Inc.	4,474,323
82,400	*	TAL International Group, Inc.	1,310,160
39,800		Textainer Group Holdings, Ltd.	561,578
95,900		Textron, Inc.	4,028,759
73,400		Tyco International, PLC	2,340,726
37,500		United Technologies Corporation	3,602,625
			40,771,356
		Information Technology—17.2%
77,500		Apple, Inc.	8,157,650
122,600	*	ARRIS International, PLC	3,747,882
29,600		Avago Technologies, Ltd.	4,296,440
239,200		Cisco Systems, Inc.	6,495,476

61

Portfolio of Investments (continued)
GROWTH & INCOME FUND
December 31, 2015

Shares		Security	Value
		Information Technology (continued)
53,100	*	eBay, Inc.	$ 1,459,188
253,400		EMC Corporation	6,507,312
127,000		Hewlett Packard Enterprise Company	1,930,400
127,000		HP, Inc.	1,503,680
155,200		Intel Corporation	5,346,640
20,100		International Business Machines Corporation	2,766,162
73,600		Juniper Networks, Inc.	2,031,360
99,600		Mentor Graphics Corporation	1,834,632
79,600		Methode Electronics, Inc.	2,533,668
166,100		Microsoft Corporation	9,215,228
23,400	*	NXP Semiconductors NV	1,971,450
93,100		Oracle Corporation	3,400,943
38,200	*	PTC, Inc.	1,322,866
19,300	*	Qorvo, Inc.	982,370
73,288		QUALCOMM, Inc.	3,663,301
29,100		SanDisk Corporation	2,211,309
121,760		Symantec Corporation	2,556,960
26,600	*	Synaptics, Inc.	2,137,044
40,100		TE Connectivity, Ltd.	2,590,861
			78,662,822
		Materials—1.1%
29,000		International Paper Company	1,093,300
10,700		Praxair, Inc.	1,095,680
36,050		RPM International, Inc.	1,588,363
49,700	*	Trinseo SA	1,401,540
			5,178,883
		Telecommunication Services—2.2%
141,400		AT&T, Inc.	4,865,574
113,000		Verizon Communications, Inc.	5,222,860
			10,088,434
		Utilities—1.7%
59,800		AGL Resources, Inc.	3,815,838
119,600		Exelon Corporation	3,321,292
21,900		NiSource, Inc.	427,269
			7,564,399
Total Value of Common Stocks (cost $286,362,175)			449,530,932

62

Principal
Amount	Security		Value
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—1.4%
	Federal Home Loan Bank:
$2,500M	0.18%, 1/27/2016		$ 2,499,778
3,700M	0.26%, 1/19/2016		3,699,785
Total Value of Short-Term U.S. Government Agency Obligations (cost $6,199,194)			6,199,563
Total Value of Investments (cost $292,561,369)		99.7%	455,730,495
Other Assets, Less Liabilities		.3	1,356,113
Net Assets		100.0%	$457,086,608

*	Non-income producing

Summary of Abbreviations:
	ADR	American Depositary Receipts
	ETF	Exchange Traded Fund
	REIT	Real Estate Investment Trust

63

Portfolio of Investments (continued)
GROWTH & INCOME FUND
December 31, 2015

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$449,530,932	$—	$—	$449,530,932
Short-Term U.S. Government
Agency Obligations	—	6,199,563	—	6,199,563
Total Investments in Securities*	$449,530,932	$6,199,563	$—	$455,730,495

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended
December 31, 2015. Transfers, if any, between Levels are recognized at the end of the reporting period.

64	See notes to financial statements

Portfolio Manager’s Letter
INTERNATIONAL FUND

Dear Investor:

This is the annual report for the First Investors Life Series International Fund for the fiscal year ended December 31, 2015. During the period, the Fund’s return on a net asset value basis was 3.49%, including dividends of $0.23 cents per share.

Market Review

In the U.S., disappointing economic data, lackluster corporate earnings, uncertainties about an initial Federal Reserve rate hike and concerns regarding the Greek debt crisis contributed to U.S. equity market volatility for the first three quarters of the year. However, in the fourth quarter, U.S. equities rebounded, driven by a recovery in large-cap equities, with merger and acquisition activity remaining a dominant theme. Following strong October and November non-farm payrolls, the U.S. Federal Reserve raised interest rates by 25 basis points (0.25%), the first time since 2006. U.S. equities, as measured by the S&P 500 Index, returned 1.38% for 2015.

European equities entered positive territory in the beginning of 2015, bolstered by Central Bank bond purchases. By mid-year, the Greek debt crisis impacted European markets, and the effects of the Chinese slowdown and a scandal at German auto manufacturer Volkswagen weighed on investor sentiment. In the fourth quarter, the European Central Bank announced additional stimulus and cut its deposit rate by 10 basis points to –0.3%, which was on the lower end of expectations, and disappointed markets. European stocks slightly recovered in the fourth quarter; however, over the one-year period ended December 31, 2015, the MSCI Europe Index returned –2.84%.

Emerging markets entered 2015 with positive momentum and after reaching highs in late-April, driven by soaring Chinese equity markets, emerging markets experienced steep declines as concerns over China’s weak macroeconomic data, Beijing’s unexpected move to devalue its currency, and substantial Chinese equity market volatility led to a global market sell-off in August. Emerging markets suffered far worse than their developed market counterparts. Currencies of many developing countries tumbled as well. While emerging market equities ended in slightly positive territory for the fourth quarter, the asset class faced headwinds due to slowing growth, earnings pressure, U.S. dollar strength and a collapse in commodity prices. Emerging markets, as measured by the MSCI Emerging Markets Index, returned –14.92% for 2015.

Overall, we expect slower global economic growth and heightened equity market volatility to continue into 2016. In this type of environment, stock selection is critical and we believe that taking a focused and concentrated approach to portfolio construction will enable us to outperform over a full market cycle.

65

Portfolio Manager’s Letter (continued)
INTERNATIONAL FUND

Stocks that Helped Absolute Performance

We believe Novo-Nordisk is well-positioned to achieve strong growth through innovation and new launches. Novo-Nordisk has both dominant market share as well as industry leading products. The group is the leading drug company focused on diabetes care. Novo-Nordisk is highly focused on its few core therapeutic areas and rewards shareholders with industry leading growth rates and cash returns.

Paddy Power, an Irish gaming company, has been a long-held and successful position in our strategies. It is predominantly a technology company as much of gambling has moved online. The company has a powerful brand and a fun, innovative and edgy image. Its business footprint currently spans only jurisdictions where it can operate legally, which is a rarity in the global online gaming marketplace. Most competitors in the online space have been happy to cross into geographies where gambling is not legal, tempted by the short-term buck to be made. Paddy Power has consistently kept its gaming nose clean and mainly operates in Ireland, the United Kingdom, France, Italy and Australia through direct or business-to-business operating ventures. Specifically, Paddy Power has been extremely successful in Australia and has become the market leader there. Paddy Power’s stock performed well as it released its 1st half of 2015 results that exceeded expectations and announced that it has reached an agreement on the key terms of a merger with Betfair, which would create one the world’s largest public online betting and gaming companies. In our view, the merger brings together two very strong businesses to create an even stronger business. In addition, since Betfair is currently managed by many former Paddy Power employees, it is a good cultural fit. We believe the combined company will be a long-term industry winner in online gaming, particularly in the UK. In our view, Paddy Power has a bright future as penetration to online continues to grow and the company is growing its online business with existing customers.

Stocks that Hurt Absolute Performance

Enbridge is the largest liquid pipeline in Canada. It is the backbone system to move oil from the Alberta region to Eastern Canada and the United States. We think that the recent underperformance of the stock reflects the sharp correction in oil prices. In a scenario of long-term low oil prices, there is risk that oil producers in Canada will need to start cutting production targets. This will have a negative impact on Enbridge’s long-term growth trajectory. Enbridge transports and distributes energy (both crude oil and natural gas) throughout Canada and the U.S. and is one of the largest energy companies in the world. It owns Canada’s largest gas distribution franchise. In general, the pipeline business is stable as users of pipelines sign long-term contracts for natural gas transportation, allowing pipeline compa-

66

nies to raise the capital they need to build projects. Because of its many tendrils throughout North America, we believe that Enbridge has significant infrastructure growth opportunities from emerging shale plays.

Baidu disappointed with continued weakness in margins as the company is spending heavily on marketing to drive adoption of its Online-to-Offline (O2O) platforms. After a meeting with the management of Baidu, we decided to trim Baidu’s earnings estimates further. We had already trimmed our estimates by close to 25%. The weaker Chinese currency (which was not our base case) also impacted our assumptions. We believe that this currency weakness should persist and thus the USD returns need to be ratcheted down for the next two to three years. Our interactions with management led us to model a much more prolonged investment period in O2O (Online to Offline) than what we had assumed in our earlier models.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

67

Fund Expenses (unaudited)
INTERNATIONAL FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/15)	(12/31/15)	(7/1/15–12/31/15)*
Expense Examples
Actual	$1,000.00	$1,007.53	$4.30
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.93	$4.33

*	Expenses are equal to the annualized expense ratio of .85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on the total value of investments.

68

Cumulative Performance Information (unaudited)
INTERNATIONAL FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series International Fund, the Morgan Stanley Capital International (“MSCI”) EAFE Index (Gross) and the Morgan Stanley Capital International (“MSCI”) EAFE Index (Net).

The graph compares a $10,000 investment in the First Investors Life Series International Fund beginning 12/31/05 with theoretical investments in the MSCI EAFE Index (Gross) and the MSCI EAFE Index (Net) (the “Indices”). The Indices are free float-adjusted market capitalization indices that measure developed foreign market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index (Gross) is calculated on a total-return basis with the maximum possible dividend reinvestment (before taxes). The MSCI EAFE Index (Net) is calculated on a total-return basis with net dividends reinvested after deduction of foreign withholding taxes. The Indices are unmanaged and it is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/15.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Indices figures are from Morgan Stanley & Company, Inc. and all other figures are from Foresters Investment Management Company, Inc.

69

Portfolio of Investments
INTERNATIONAL FUND
December 31, 2015

Shares		Security	Value
		COMMON STOCKS—97.0%
		United Kingdom—22.5%
152,352		British American Tobacco, PLC	$ 8,469,615
75,731		Diageo, PLC	2,072,658
131,659		Domino’s Pizza Group, PLC	2,041,857
59,439		Imperial Tobacco Group, PLC	3,142,688
1,505,476		Lloyds Banking Group, PLC	1,621,705
81,342	*	Persimmon, PLC	2,430,679
62,028		Reckitt Benckiser Group, PLC	5,743,486
75,791		SABMiller, PLC	4,546,924
			30,069,612
		United States—13.8%
21,790		Accenture, PLC – Class “A”	2,277,055
4,448	*	Alphabet, Inc. – Class “C”	3,375,498
86,142	*	PayPal Holdings, Inc.	3,118,340
76,383		Philip Morris International, Inc.	6,714,829
2,303	*	Priceline Group, Inc.	2,936,210
			18,421,932
		Switzerland—13.2%
411		Chocoladefabriken Lindt & Spruengli AG	2,566,575
85,089		Nestle SA – Registered	6,316,603
22,809		Roche Holding AG – Genusscheine	6,320,566
126,948		UBS Group AG	2,462,724
			17,666,468
		India—10.5%
340,735		HDFC Bank, Ltd.	5,573,568
2,248		HDFC Bank, Ltd. (ADR)	138,477
351,038		Housing Development Finance Corporation, Ltd.	6,705,705
330,811		ITC, Ltd.	1,639,147
			14,056,897
		France—7.1%
14,605		Air Liquide SA	1,645,140
91,430		Bureau Veritas SA	1,827,269
20,166		Essilor International SA	2,521,380
4,622		Hermes International	1,565,916
11,069		L’Oreal SA	1,868,150
			9,427,855

70

Shares	Security	Value
	Australia—4.9%
44,737	CSL, Ltd.	$ 3,433,082
50,514	Ramsay Health Care, Ltd.	2,500,835
43,748	Sonic Healthcare, Ltd.	569,679
		6,503,596
	Germany—4.6%
22,676	Bayer AG	2,832,029
41,611	SAP SE	3,301,983
		6,134,012
	Netherlands—4.1%
26,251	ABN AMRO Group NV-CVA	589,682
110,597	Unilever NV-CVA	4,820,297
		5,409,979
	Denmark—3.9%
12,039	Coloplast A/S – Series “B”	971,995
74,096	Novo Nordisk A/S – Series “B”	4,290,026
		5,262,021
	Canada—3.0%
59,189	Alimentation Couche-Tard, Inc. – Class “B”	2,607,191
42,874	Enbridge, Inc.	1,423,453
		4,030,644
	Japan—2.2%
13,900	Daito Trust Construction Company, Ltd.	1,605,596
68,300	Unicharm Corporation	1,394,800
		3,000,396
	Hong Kong—2.1%
150,982	Cheung Kong Infrastructure Holdings, Ltd.	1,398,766
242,549	Link REIT (REIT)	1,452,155
		2,850,921
	South Africa—1.6%
15,596	Naspers, Ltd.	2,137,958

71

Portfolio of Investments (continued)
INTERNATIONAL FUND
December 31, 2015

Shares or
Principal
Amount	Security		Value
	Spain—1.6%
1,835	Banco Bilbao Vizcaya Argentaria SA		$ 13,439
45,168	Grifols SA		2,092,561
			2,106,000
	Ireland—1.4%
13,995	Paddy Power, PLC		1,872,246
	South Korea—.5%
1,901	Amorepacific Corporation		667,113
Total Value of Common Stocks (cost $92,324,395)			129,617,650
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—2.2%
	United States
	Federal Home Loan Bank:
$ 700M	0.18%, 1/27/2016		699,938
1,000M	0.245%, 1/27/2016		999,911
1,300M	0.26%, 1/19/2016		1,299,925
Total Value of Short-Term U.S. Government Agency Obligations (cost $2,999,563)			2,999,774
Total Value of Investments (cost $95,323,958)		99.2%	132,617,424
Other Assets, Less Liabilities		.8	1,073,784
Net Assets		100.0%	$133,691,208

*	Non-income producing

Summary of Abbreviations:
	ADR	American Depositary Receipts
	REIT	Real Estate Investment Trust

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

72

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2015:

	Level 1	Level 2		Level 3	Total
Common Stocks
United Kingdom	$30,069,612	$—		$—	$30,069,612
United States	18,421,932	—		—	18,421,932
Switzerland	—	17,666,468		—	17,666,468
India	14,056,897	—		—	14,056,897
France	9,427,855	—		—	9,427,855
Australia	6,503,596	—		—	6,503,596
Germany	—	6,134,012		—	6,134,012
Netherlands	5,409,979	—		—	5,409,979
Denmark	—	5,262,021		—	5,262,021
Canada	4,030,644	—		—	4,030,644
Japan	—	3,000,396		—	3,000,396
Hong Kong	2,850,921	—		—	2,850,921
South Africa	2,137,958	—		—	2,137,958
Spain	2,106,000	—		—	2,106,000
Ireland	1,872,246	—		—	1,872,246
South Korea	—	667,113		—	667,113
Short-Term U.S. Government
Obligations	—	2,999,774		—	2,999,774
Total Investments in Securities	$96,887,640	$35,729,784	*	$—	$132,617,424

*	Includes certain foreign securities that were fair valued due to fluctuation in U.S. securities markets exceeding a predetermined level or a foreign market being closed; therefore, $32,730,010 of investment securities were classified as Level 2 instead of Level 1.

Transfers between Level 1 and Level 2 securities as of December 31, 2015 resulted from securities priced previously with an official close price (Level 1 securities) or securities fair valued by the
Valuation Committee (Level 2 securities). Transfers from Level 2 to Level 1 as of December 31, 2015 were $68,359,394. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	73

Portfolio Managers’ Letter
INVESTMENT GRADE FUND

Dear Investor:

This is the annual report for the First Investors Life Series Investment Grade Fund for the fiscal year ended December 31, 2015. During the period the Fund’s return on a net asset value basis was –0.35%, including dividends of $0.47 cents per share.

The Fund invests in investment grade fixed income securities. The majority of the Fund’s assets were invested in investment grade corporate bonds. The Fund also had as much as 3% of its assets invested in high-yield securities and 2% invested in U.S. Treasuries.

Economic Overview and Market Summary

The U.S. economy grew at an approximately 2% rate during the review period. The consumer was the backbone of the economy, supported by the continued decline in the unemployment rate to 5.0%, a seven-year low. Auto sales reached all-time highs and housing starts returned to pre-recession levels. Capital spending was muted though, and the continued appreciation of the dollar was a drag on exports. Inflation remained subdued with the year-over-year change in consumer prices at 0.7%, reflecting in part the 30% fall in the price of oil.

At the beginning of the review period, market expectations were that the Federal Reserve (“the Fed”) would end its zero interest rate policy in mid-2015 based primarily on the relatively low unemployment rate. But the unexpectedly weak first quarter economic growth stayed the Fed’s hand, at which point market expectations shifted to September for a first Fed rate hike. Global financial and economic developments, particularly in China, contributed to substantial financial market volatility in August, including a 10% decline in the U.S. stock market. Consequently, at its September meeting, the Fed again deferred raising interest rates. Finally, in December, the Fed raised the federal funds rate 25 basis points (0.25%) based on the continued decline in the unemployment rate.

Interest rates generally moved higher during the review period. The two-year U.S. Treasury note yield, which is very sensitive to Fed policy, had the largest move, rising from 0.67% to 1.05%, a five-year high. Movements in longer-term interest rates were more muted. Persistently low inflation, a stronger dollar, safe haven demand, and relatively high yields versus the rest of the world capped longer-term U.S. interest rates. The benchmark 10-year U.S. Treasury yield increased from 2.17% to 2.27% during the review period.

The broad U.S. bond market returned 0.6% for the year, its fourth worst year over the last four decades. Low interest rates provided little cushion to protect against wider spreads and higher interest rates (when interest rates rise, bond prices decline). Agency mortgage-backed securities returned 1.3%, benefiting from their high credit quality. Treasury securities gained 0.8%. Corporate bonds lost 0.6%, as credit spreads widened due primarily to record new issue supply. High yield bonds had poorer performance, losing 4.6%. Spreads moved substantially wider in large part due to weakness in energy companies (the largest sector of the high yield market), as well as

74

other commodity-related firms. Non-dollar government bonds (i.e., foreign government securities) also had a difficult 12 months, down 4.6%, reflecting the headwind of a 9.3% increase in the value of the dollar. The municipal bond market returned 3.6% as it was insulated from many of the global issues which buffeted other sectors of the bond market. Lastly, money market returns continued to be essentially flat due to the Fed’s zero interest rate policy.

The corporate bond market began the review period on a weak note with corporate spreads widening due to the rapid and ongoing decline in oil prices and a sentiment of risk aversion towards commodity-related sectors. Lower beta sectors became safe havens for corporate bond investors as riskier assets traded with greater volatility. With the back drop of continued low Treasury rates, corporate issuers continued to issue new debt at record levels. This led to further spread widening through the review period.

The performance of the corporate bond market during the review period was predominantly a result of duration and Treasury curve movement. Of note, corporate bonds with maturities greater than 10 years significantly underperformed shorter-maturity debt (i.e., 3–5 years), reflecting the steepening of the Treasury curve and an aversion to longer maturity risk.

Fiscal Year Performance Attribution

The Fund outperformed the Bank of America Merrill Lynch Corporate Index during the review period. The relative performance was predominantly a function of the Fund’s underweight in corporate bonds with maturities greater than 10 years, which had the lowest returns during the review period. The Fund benefited from its overweight in financial issuers, which had the highest returns among different industry groups. This was partially offset by the Fund’s overweight in metals and mining issuers, which experienced increased volatility during the review period.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

75

Fund Expenses (unaudited)
INVESTMENT GRADE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/15)	(12/31/15)	(7/1/15–12/31/15)*
Expense Examples
Actual	$1,000.00	$998.14	$3.37
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.83	$3.41

*	Expenses are equal to the annualized expense ratio of .67%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on the total value of investments.

76

Cumulative Performance Information (unaudited)
INVESTMENT GRADE FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Investment Grade Fund and the Bank of America (“BofA”) Merrill Lynch U.S. Corporate Master Index.

The graph compares a $10,000 investment in the First Investors Life Series Investment Grade Fund beginning 12/31/05 with a theoretical investment in the BofA Merrill Lynch U.S. Corporate Master Index (the “Index”). The Index includes publicly-issued, fixed-rate, non-convertible investment grade dollar-denominated, S.E.C.-registered corporate debt having at least one year to maturity and an outstanding par value of at least $250 million. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/15. During the periods shown, some of the expenses of the Fund were waived. If such expenses had been paid by the Fund, the Average Annual Total Returns for One Year, Five Years and Ten Years would have been (.50%), 4.18% and 4.55%, respectively.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Bank of America Merrill Lynch & Co. and all other figures are from Foresters Investment Management Company, Inc.

77

Portfolio of Investments
INVESTMENT GRADE FUND
December 31, 2015

Principal
Amount	Security	Value
	CORPORATE BONDS—94.6%
	Aerospace/Defense—.6%
$ 400M	Rolls-Royce, PLC, 3.625%, 10/14/2025 (a)	$ 392,188
	Agriculture—.7%
400M	Cargill, Inc., 6%, 11/27/2017 (a)	429,532
	Automotive—.9%
500M	Johnson Controls, Inc., 5%, 3/30/2020	535,420
	Chemicals—2.9%
500M	Agrium, Inc., 3.375%, 3/15/2025	457,061
250M	CF Industries, Inc., 3.45%, 6/1/2023	233,067
500M	Dow Chemical Co., 4.25%, 11/15/2020	524,531
500M	LyondellBasell Industries NV, 6%, 11/15/2021	561,916
		1,776,575
	Consumer Durables—1.2%
	Newell Rubbermaid, Inc.:
500M	2.875%, 12/1/2019	482,779
265M	4.7%, 8/15/2020	272,388
		755,167
	Energy—7.8%
575M	Canadian Oil Sands, Ltd., 7.75%, 5/15/2019 (a)	616,430
500M	Continental Resources, Inc., 5%, 9/15/2022	369,375
400M	DCP Midstream Operating, LP, 2.5%, 12/1/2017	360,606
500M	Enbridge Energy Partners, LP, 4.2%, 9/15/2021	477,223
500M	Kinder Morgan Energy Partners, LP, 3.45%, 2/15/2023	415,862
200M	Marathon Oil Corp., 3.85%, 6/1/2025	161,273
500M	Nabors Industries, Inc., 6.15%, 2/15/2018	507,590
200M	ONEOK Partners, LP, 3.375%, 10/1/2022	162,460
400M	Spectra Energy Capital, LLC, 6.2%, 4/15/2018	423,593
400M	Suncor Energy, Inc., 6.1%, 6/1/2018	430,465
466M	Valero Energy Corp., 9.375%, 3/15/2019	550,935
400M	Weatherford International, LLC, 6.35%, 6/15/2017	390,500
		4,866,312

78

Principal
Amount	Security	Value
	Financial Services—16.6%
$ 400M	American Express Co., 7%, 3/19/2018	$ 443,826
	American International Group, Inc.:
400M	3.75%, 7/10/2025	397,210
200M	4.7%, 7/10/2035	199,416
500M	Ameriprise Financial, Inc., 5.3%, 3/15/2020	554,793
500M	Assured Guaranty U.S. Holding, Inc., 5%, 7/1/2024	520,344
400M	Berkshire Hathaway, Inc., 3.4%, 1/31/2022	421,910
200M	BlackRock, Inc., 5%, 12/10/2019	221,259
600M	CoBank ACB, 7.875%, 4/16/2018 (a)	671,872
300M	Compass Bank, 6.4%, 10/1/2017	317,354
	ERAC USA Finance, LLC:
500M	4.5%, 8/16/2021 (a)	529,700
270M	3.3%, 10/15/2022 (a)	266,023
500M	7%, 10/15/2037 (a)	611,196
600M	Ford Motor Credit Co., LLC, 8.125%, 1/15/2020	707,288
	General Electric Capital Corp.:
700M	4.65%, 10/17/2021	775,611
450M	6.75%, 3/15/2032	588,916
300M	Harley-Davidson Financial Services, Inc., 2.4%, 9/15/2019 (a)	298,743
200M	Harley-Davidson Funding Corp., 6.8%, 6/15/2018 (a)	222,012
400M	Liberty Mutual Group, Inc., 4.95%, 5/1/2022 (a)	424,570
300M	National City Corp., 6.875%, 5/15/2019	339,174
600M	Protective Life Corp., 7.375%, 10/15/2019	694,657
300M	Prudential Financial, Inc., 7.375%, 6/15/2019	348,424
400M	State Street Corp., 3.55%, 8/18/2025	413,074
250M	Wells Fargo Bank NA, 5.85%, 2/1/2037	299,253
		10,266,625
	Financials—23.2%
	Bank of America Corp.:
350M	5.65%, 5/1/2018	376,564
625M	5%, 5/13/2021	683,650
475M	5.875%, 2/7/2042	556,339
	Barclays Bank, PLC:
400M	5.125%, 1/8/2020	439,936
600M	3.75%, 5/15/2024	612,220
300M	Capital One Financial Corp., 3.75%, 4/24/2024	302,473
	Citigroup, Inc.:
1,250M	6.125%, 11/21/2017	1,347,099
200M	8.5%, 5/22/2019	239,027
200M	4.5%, 1/14/2022	214,496
400M	Deutsche Bank AG, 3.7%, 5/30/2024	399,106

79

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
December 31, 2015

Principal
Amount	Security	Value
	Financials (continued)
	Goldman Sachs Group, Inc.:
$ 200M	5.375%, 3/15/2020	$ 219,916
600M	5.75%, 1/24/2022	683,216
300M	3.625%, 1/22/2023	303,876
700M	6.125%, 2/15/2033	822,282
	JPMorgan Chase & Co.:
900M	6%, 1/15/2018	972,335
500M	4.5%, 1/24/2022	539,733
	Morgan Stanley:
500M	5.95%, 12/28/2017	537,916
600M	6.625%, 4/1/2018	658,264
850M	5.5%, 7/28/2021	953,469
200M	Standard Chartered, PLC, 3.2%, 4/17/2025 (a)	186,868
600M	SunTrust Banks, Inc., 6%, 9/11/2017	637,606
500M	U.S. Bancorp, 3.6%, 9/11/2024	508,658
400M	UBS AG, 4.875%, 8/4/2020	442,783
500M	Visa, Inc., 3.15%, 12/14/2025	501,241
	Wells Fargo & Co.:
300M	4.6%, 4/1/2021	327,269
900M	3.45%, 2/13/2023	902,967
		14,369,309
	Food/Beverage/Tobacco—4.8%
550M	Bunge Ltd. Finance Corp., 8.5%, 6/15/2019	637,525
700M	Dr. Pepper Snapple Group, Inc., 6.82%, 5/1/2018	775,864
440M	Ingredion, Inc., 4.625%, 11/1/2020	463,147
250M	PepsiCo, Inc., 5%, 6/1/2018	270,623
400M	Philip Morris International, Inc., 5.65%, 5/16/2018	436,556
400M	SABMiller Holdings, Inc., 3.75%, 1/15/2022 (a)	411,725
		2,995,440
	Food/Drug—.7%
400M	CVS Health Corp., 3.875%, 7/20/2025	409,026
	Forest Products/Container—.9%
500M	Rock-Tenn Co., 4.9%, 3/1/2022	530,997
	Health Care—3.5%
300M	Biogen, Inc., 6.875%, 3/1/2018	328,792
	Express Scripts Holding Co.:
450M	4.75%, 11/15/2021	483,135
200M	3.5%, 6/15/2024	197,395

80

Principal
Amount	Security	Value
	Health Care (continued)
$ 400M	Gilead Sciences, Inc., 3.65%, 3/1/2026	$ 403,892
400M	Laboratory Corp. of America Holdings, 3.75%, 8/23/2022	403,154
400M	Mylan, Inc., 3.125%, 1/15/2023 (a)	367,602
		2,183,970
	Information Technology—1.3%
200M	Apple, Inc., 2.5%, 2/9/2025	191,210
400M	Hewlett Packard Enterprise Co., 2.85%, 10/5/2018 (a)	400,039
200M	Pitney Bowes, Inc., 5.75%, 9/15/2017	211,065
		802,314
	Manufacturing—3.0%
750M	CRH America, Inc., 8.125%, 7/15/2018	853,699
400M	Ingersoll-Rand Global Holdings Co., Ltd., 6.875%, 8/15/2018	441,786
500M	Tyco Electronics Group SA, 6.55%, 10/1/2017	539,065
		1,834,550
	Media-Broadcasting—2.6%
200M	ABC, Inc., 8.75%, 8/15/2021	258,667
400M	British Sky Broadcasting Group, PLC, 9.5%, 11/15/2018 (a)	471,929
500M	Comcast Corp., 4.25%, 1/15/2033	492,196
400M	DirecTV Holdings, LLC, 3.8%, 3/15/2022	403,081
		1,625,873
	Media-Diversified—1.7%
620M	McGraw-Hill Financial, Inc., 5.9%, 11/15/2017	657,657
400M	Time Warner, Inc., 3.6%, 7/15/2025	390,168
		1,047,825
	Metals/Mining—4.3%
500M	Alcoa, Inc., 6.15%, 8/15/2020	518,125
400M	ArcelorMittal, 6.125%, 6/1/2018	368,000
400M	Glencore Finance Canada, Ltd., 4.95%, 11/15/2021 (a)	322,390
500M	Newmont Mining Corp., 5.125%, 10/1/2019	520,527
500M	Rio Tinto Finance USA, Ltd., 3.75%, 9/20/2021	486,633
500M	Vale Overseas, Ltd., 5.625%, 9/15/2019	453,750
		2,669,425

81

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
December 31, 2015

Principal
Amount	Security	Value
	Real Estate Investment Trusts—5.7%
$ 100M	AvalonBay Communities, Inc., 3.5%, 11/15/2025	$ 99,239
400M	Boston Properties, LP, 5.875%, 10/15/2019	444,395
	Digital Realty Trust, LP:
300M	5.25%, 3/15/2021	324,310
250M	3.95%, 7/1/2022	248,602
300M	ERP Operating, LP, 3.375%, 6/1/2025	297,243
400M	HCP, Inc., 5.375%, 2/1/2021	436,046
	ProLogis, LP:
200M	3.35%, 2/1/2021	202,740
125M	3.75%, 11/1/2025	124,249
500M	Simon Property Group, LP, 3.375%, 10/1/2024	505,286
400M	Ventas Realty, LP, 4.75%, 6/1/2021	426,492
400M	Welltower, Inc., 4%, 6/1/2025	394,230
		3,502,832
	Retail-General Merchandise—1.2%
400M	Amazon.com, Inc., 4.8%, 12/5/2034	422,450
100M	GAP, Inc., 5.95%, 4/12/2021	105,908
200M	Home Depot, Inc., 5.875%, 12/16/2036	244,240
		772,598
	Telecommunications—1.3%
750M	Verizon Communications, Inc., 5.15%, 9/15/2023	825,815
	Transportation—2.2%
400M	Burlington North Santa Fe, LLC, 5.15%, 9/1/2043	423,445
440M	GATX Corp., 4.75%, 6/15/2022	462,395
300M	Penske Truck Leasing Co., LP, 4.875%, 7/11/2022 (a)	312,463
200M	Southwest Airlines Co., 2.65%, 11/5/2020	199,208
		1,397,511
	Utilities—7.5%
200M	Dominion Resources, Inc., 3.9%, 10/1/2025	200,611
300M	Duke Energy Progress, Inc., 4.15%, 12/1/2044	293,816
300M	E.ON International Finance BV, 5.8%, 4/30/2018 (a)	323,251
300M	Electricite de France SA, 3.625%, 10/13/2025 (a)	293,867
300M	Entergy Arkansas, Inc., 4.95%, 12/15/2044	296,422
400M	Exelon Generation Co., LLC, 5.2%, 10/1/2019	431,282
	Great River Energy Co.:
44M	5.829%, 7/1/2017 (a)	44,713
278M	4.478%, 7/1/2030 (a)	294,425

82

Principal
Amount	Security	Value
	Utilities (continued)
$ 450M	Ohio Power Co., 5.375%, 10/1/2021	$ 501,517
450M	Oklahoma Gas & Electric Co., 4%, 12/15/2044	423,133
279M	San Diego Gas & Electric Co., 1.914%, 2/1/2022	273,809
604M	Sempra Energy, 9.8%, 2/15/2019	731,395
500M	South Carolina Electric & Gas Co., 5.45%, 2/1/2041	551,834
		4,660,075
Total Value of Corporate Bonds (cost $58,342,626)		58,649,379
	U.S. GOVERNMENT OBLIGATIONS—1.9%
	U.S. Treasury Bonds:
525M	2.5%, 2/15/2045	471,187
400M	3%, 11/15/2044	398,672
300M	3%, 5/15/2045	298,705
Total Value of U.S. Government Obligations (cost $1,268,381)		1,168,564
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—1.6%
1,000M	Federal Home Loan Bank, 0.12%, 1/14/2016 (cost $999,957)	999,961
Total Value of Investments (cost $60,610,964)	98.1%	60,817,904
Other Assets, Less Liabilities	1.9	1,202,510
Net Assets	100.0%	$62,020,414

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 5).

83

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
December 31, 2015

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$58,649,379	$—	$58,649,379
U.S. Government Obligations	—	1,168,564	—	1,168,564
Short-Term U.S. Government
Agency Obligations	—	999,961	—	999,961
Total Investments in Securities*	$—	$60,817,904	$—	$60,817,904

*	The Portfolio of Investments provides information on the industry categorization for corporate bonds.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended
December 31, 2015. Transfers, if any, between Levels are recognized at the end of the reporting period.

84	See notes to financial statements

Portfolio Managers’ Letter
LIMITED DURATION HIGH QUALITY BOND FUND

Dear Investor:

This is the annual report for the First Investors Life Series Limited Duration High Quality Bond Fund for the fiscal year ended December 31, 2015. During the period, the Fund’s return on a net asset value basis was –0.51%.

The Fund invests in investment grade fixed income securities. The majority of the Fund’s assets were invested in investment grade corporate bonds, mortgage-backed securities, and asset-backed securities. The Fund seeks to maintain an average duration of between two and six years.

Economic Overview and Market Summary

The U.S. economy grew at an approximately 2% rate during the review period. The consumer was the backbone of the economy, supported by the continued decline in the unemployment rate to 5.0%, a seven-year low. Auto sales reached all-time highs and housing starts returned to prerecession levels. Capital spending was muted though, and the continued appreciation of the dollar was a drag on exports. Inflation remained subdued with the year-over-year change in consumer prices at 0.7%, reflecting in part the 30% fall in the price of oil.

At the beginning of the review period, market expectations were that the Federal Reserve (“the Fed”) would end its zero interest rate policy in mid-2015 based primarily on the relatively low unemployment rate. But the unexpectedly weak first quarter economic growth stayed the Fed’s hand, at which point market expectations shifted to September for a first Fed rate hike. Global financial and economic developments, particularly in China, contributed to substantial financial market volatility in August, including a 10% decline in the U.S. stock market. Consequently, at its September meeting, the Fed again deferred raising interest rates. Finally, in December, the Fed raised the federal funds rate 25 basis points (0.25%) based on the continued decline in the unemployment rate.

Interest rates generally moved higher during the review period. The two-year U.S. Treasury note yield, which is very sensitive to Fed policy, had the largest move, rising from 0.67% to 1.05%, a five year high. Movements in longer-term interest rates were more muted. Persistently low inflation, a stronger dollar, safe haven demand, and relatively high yields versus the rest of the world capped longer-term U.S. interest rates. The benchmark 10-year U.S. Treasury yield increased from 2.17% to 2.27% during the review period.

The broad U.S. bond market returned 0.6% for the year, its fourth worst year over the last four decades. Low interest rates provided little cushion to protect against wider spreads and higher interest rates (when interest rates rise, bond prices decline). Agency mortgage-backed securities returned 1.3%, benefiting from their high credit quality.

85

Portfolio Managers’ Letter (continued)
LIMITED DURATION HIGH QUALITY BOND FUND

Treasury securities gained 0.8%. Corporate bonds lost 0.6%, as credit spreads widened due primarily to record new issue supply. High yield bonds had poorer performance, losing 4.6%. Spreads moved substantially wider in large part due to weakness in energy companies (the largest sector of the high yield market), as well as other commodity-related firms. Non-dollar government bonds (i.e., foreign government securities) also had a difficult 12 months, down 4.6%, reflecting the headwind of a 9.3% increase in the value of the dollar. The municipal bond market returned 3.6% as it was insulated from many of the global issues which buffeted other sectors of the bond market. Lastly, money market returns continued to be essentially flat due to the Fed’s zero interest rate policy.

Fiscal Year Performance Attribution

The Fund underperformed the Bank of America Merrill Lynch 1-5 Year Broad Market Index during the review period. Security selection within the asset backed securities sector was a key drag on performance. The Fund’s overweight in 1-3 year U.S. Treasury securities also negatively impacted performance as three-year U.S. Treasury yields rose more than five-year yields. Although the Fund’s overweight in corporate bonds was a positive, an overweight in the Auto sector (specifically the Fund’s Volkswagen exposure) was a drag on performance. Lastly, the Fund was negatively impacted by security selection within both the energy sector and in the agency mortgage-backed security sector.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

86

Fund Expenses (unaudited)
LIMITED DURATION HIGH QUALITY BOND FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/15)	(12/31/15)	(7/1/15–12/31/15)*
Expense Examples
Actual	$1,000.00	$997.94	$6.35
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,018.86	$6.41

*	Expenses are equal to the annualized expense ratio of 1.26%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on the total value of investments.

87

Cumulative Performance Information (unaudited)
LIMITED DURATION HIGH QUALITY BOND FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Limited Duration High Quality Bond Fund and the Bank of America (“BofA”) Merrill Lynch 1-5 Year U.S. Broad Market Index.

The graph compares a $10,000 investment in the Life Series Limited Duration High Quality Bond Fund beginning 7/1/14 (commencement of operations) with a theoretical investment in the BofA Merrill Lynch 1-5 Year U.S. Broad Market Index (the “Index”). The Index is a subset of the BofA Merrill Lynch U.S. Broad Market Index which tracks the performance of U.S. dollar-denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, quasi-government, corporate, securitized and collateralized securities. The Index includes all securities with a remaining term to final maturity or an average life less than 5 years. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/15. During the periods shown, some of the expenses of the Fund were waived. If such expenses had been paid by the Fund, the Average Annual Total Returns for One Year and Since Inception would have been (.66%) and (–2.27%), respectively.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

88

Portfolio of Investments (continued)
LIMITED DURATION HIGH QUALITY BOND FUND
December 31, 2015

Principal
Amount	Security	Value
	CORPORATE BONDS—47.1%
	Automotive—1.7%
$100M	Toyota Motor Credit Corp., 2.125%, 7/18/2019	$ 100,230
	Consumer Durables—1.7%
100M	Stanley Black & Decker, Inc., 2.451%, 11/17/2018	100,459
	Energy—1.9%
100M	Suncor Energy, Inc., 6.1%, 6/1/2018	107,616
	Financial Services—7.7%
100M	American Express Co., 7%, 3/19/2018	110,957
100M	BlackRock, Inc., 5%, 12/10/2019	110,630
100M	Harley-Davidson Funding Corp., 6.8%, 6/15/2018 (a)	111,006
100M	Prudential Financial, Inc., 7.375%, 6/15/2019	116,141
		448,734
	Financials—12.6%
100M	Bank of America Corp., 5.65%, 5/1/2018	107,590
100M	Barclays Bank, PLC, 6.75%, 5/22/2019	113,740
100M	Citigroup, Inc., 6.125%, 11/21/2017	107,768
100M	Goldman Sachs Group, Inc., 6.15%, 4/1/2018	108,649
100M	Royal Bank of Canada, 1%, 4/27/2017	99,583
100M	U.S. Bank NA, 2.125%, 10/28/2019	99,979
100M	Visa, Inc., 1.2%, 12/14/2017	99,917
		737,226
	Food/Beverage/Tobacco—3.7%
100M	Diageo Capital, PLC, 5.75%, 10/23/2017	107,410
100M	PepsiCo, Inc., 5%, 6/1/2018	108,249
		215,659
	Health Care—1.7%
100M	Gilead Sciences, Inc., 2.55%, 9/1/2020	100,027
	Industrials—1.7%
100M	PACCAR Financial Corp., 1.45%, 3/9/2018	99,398
	Information Technology—1.7%
100M	Apple, Inc., 2.1%, 5/6/2019	101,218

89

Portfolio of Investments (continued)
LIMITED DURATION HIGH QUALITY BOND FUND
December 31, 2015

Principal
Amount	Security	Value
	Manufacturing—1.9%
$100M	Tyco Electronics Group SA, 6.55%, 10/1/2017	$ 107,813
	Real Estate Investment Trusts—1.9%
100M	Boston Properties, LP, 5.875%, 10/15/2019	111,099
	Retail-General Merchandise—1.7%
100M	McDonald’s Corp., 2.1%, 12/7/2018	100,135
	Telecommunications—3.5%
100M	AT&T, Inc., 2.45%, 6/30/2020	98,586
100M	Verizon Communications, Inc., 3.65%, 9/14/2018	104,636
		203,222
	Utilities—3.7%
100M	Arizona Public Service Co., 8.75%, 3/1/2019	118,801
100M	Wisconsin Public Service Corp., 1.65%, 12/4/2018	99,405
		218,206
Total Value of Corporate Bonds (cost $2,768,934)		2,751,042
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—17.4%
	Fannie Mae—15.7%
392M	3%, 11/1/2021 – 6/30/2030	404,884
453M	3.5%, 10/1/2025 – 12/1/2029 (b)	476,486
36M	4%, 9/1/2024	37,700
		919,070
	Freddie Mac—1.7%
21M	3%, 8/1/2027	21,770
71M	3.5%, 8/1/2026	74,498
		96,268
Total Value of Residential Mortgage-Backed Securities (cost $1,019,010)		1,015,338
	ASSET BACKED SECURITIES—10.4%
	Fixed Autos—8.3%
	Ford Credit Auto Owner Trust:
31M	0.79%, 5/15/2018	30,531
23M	1%, 9/15/2017	23,365
20M	Ford Credit Floorplan Master Owner Trust, 1.42%, 1/15/2020	19,852

90

Principal
Amount
or Shares	Security	Value
	Fixed Autos (continued)
$ 15M	Harley-Davidson Motorcycle Trust, 1.3%, 3/16/2020	$ 14,924
	Honda Auto Receivables Owner Trust:
40M	1.31%, 10/15/2020	39,856
45M	1.46%, 10/15/2020	44,858
50M	Hyundai Auto Receivables Trust, 1.48%, 6/15/2021	49,465
20M	Mercedes-Benz Auto Receivables Trust, 1.34%, 12/16/2019	19,898
23M	Nissan Auto Receivables Owner Trust, 1%, 7/16/2018	23,496
75M	Nissan Master Owner Trust, 1.44%, 2/15/2020	74,480
25M	Toyota Auto Receivables Owner Trust, 1.52%, 6/15/2020	24,872
120M	Volkswagen Auto Lease Trust, 1.25%, 12/20/2017	118,847
		484,444
	Fixed Financials—2.1%
50M	American Express Credit Account Master Trust, 1.26%, 1/15/2020	49,915
40M	Chase Issuance Trust, 1.3%, 2/18/2020	39,723
30M	Discover Card Execution Note Trust, 1.04%, 4/15/2019	29,990
		119,628
Total Value of Asset Backed Securities (cost $607,660)		604,072
	U.S. GOVERNMENT OBLIGATIONS—8.5%
	U.S. Treasury Notes:
40M	0.5%, 6/15/2016	40,002
240M	0.75%, 12/31/2017	238,411
35M	0.875%, 1/15/2018	34,845
60M	1.25%, 10/31/2018	59,927
85M	1.375%, 4/30/2020	83,911
40M	1.375%, 8/31/2020	39,364
Total Value of U.S. Government Obligations (cost $497,864)		496,460
	EXCHANGE TRADED FUNDS—6.8%
	Financials
5,050	Vanguard Short-Term Corporate Bond ETF (ETF) (cost $399,736)	398,899

91

Portfolio of Investments (continued)
LIMITED DURATION HIGH QUALITY BOND FUND
December 31, 2015

Principal
Amount	Security	Value
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—4.0%
	Fannie Mae:
$ 50M	1.125%, 7/20/2018	$ 49,815
10M	1.5%, 6/22/2020	9,882
60M	0.875%, 12/20/2017	59,730
20M	Federal Home Loan Bank, 0.875%, 5/24/2017	19,976
95M	Freddie Mac, 1.75%, 5/30/2019	95,759
Total Value of U.S. Government Agency Obligations (cost $235,141)		235,162
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—4.3%
250M	Federal Home Loan Bank, 0.195%, 2/10/2016 (cost $249,946)	249,938
Total Value of Investments (cost $5,778,291)	98.5%	5,750,911
Other Assets, Less Liabilities	1.5	85,539
Net Assets	100.0%	$5,836,450

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 5).
(b)	A portion or all of the security purchased on a when-issued or delayed delivery basis (see
Note 1G).

Summary of Abbreviations:
	ETF	Exchange Traded Fund

92	See notes to financial statements

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$2,751,042	$—	$2,751,042
Residential Mortgage-Backed
Securities	—	1,015,338	—	1,015,338
Asset Backed Securities	—	604,072	—	604,072
U.S. Government Obligations	—	496,460	—	496,460
Exchange Traded Funds	398,899	—	—	398,899
U.S. Government Agency
Obligations	—	235,162	—	235,162
Short-Term U.S. Government
Agency Obligations	—	249,938	—	249,938
Total Investments in Securities*	$398,899	$5,352,012	$—	$5,750,911

*	The Portfolio of Investments provides information on the industry categorization for corporate bonds, asset backed securities and exchange traded funds.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended
December 31, 2015. Transfers, if any, between Levels are recognized at the end of the reporting period.

93

Portfolio Managers’ Letter
OPPORTUNITY FUND

Dear Investor:

This is the annual report for the First Investors Life Series Opportunity Fund for the fiscal year ended December 31, 2015. The Fund’s return on a net asset value basis was –0.81%, including dividends of $0.03 cents per share.

Fund performance in 2015 was modestly negative on an absolute basis, however the Fund outperformed the broader market due to stock selection. The Fund’s absolute performance was mainly attributable to investments in Healthcare and Information Technology sectors. Among our healthcare stocks, Allergan PLC — which makes generic and specialty pharmaceuticals — benefited from merger synergies and new drug approvals. Then, in November, it agreed to be acquired by Pfizer, Inc. Additionally, Prestige Brands Holdings — which makes OTC healthcare products — announced an accretive acquisition of DenTek Oral Care, a maker of oral care products for adults and children. Among our information technology stocks, Avago Technologies Ltd. — which makes optoelectronic components and subsystems used in wireless communications — announced (in May) a well-received acquisition of Broadcom Corp. Later, in December, the company beat earnings and raised guidance despite a weak industry backdrop. Furthermore, it appears the company anticipates its content in the iPhone 7 could increase substantially in 2016.

On a relative basis, the Fund outperformed the S&P 400 Mid-Cap Index primarily due to stock selection in the Healthcare and Consumer Discretionary sectors, specifically, Allergan PLC and Prestige Brands Holdings in Healthcare — both discussed above — and ServiceMaster Global Holdings and Delphi Automotive PLC in Consumer Discretionary. A provider of residential and commercial services ranging from pest control (Terminix) to appliance warranties (American Home Shield), ServiceMaster Global Holdings, Inc. reported strong quarterly earnings driven by new product momentum, strong pricing and margin expansion. In particular, the company’s margins benefited from the decision to sell its co-owned Merry Maids branches (professional residential cleaning business) to franchisees. A maker of powertrains and electrical architecture for passenger cars, Delphi Automotive PLC reported strong bookings and better-than-industry earnings growth.

Among negatives to relative performance, the Fund’s stock selection in the Industrial sector hurt. Greenbrier Companies — a maker of railroad freight cars in North America and Europe — fell as the fall in crude prices raised concerns about demand for the company’s tank cars in North America. Ryder System, Inc. — a truck lease and commercial rental company — fell after it lowered annual guidance due to soft demand in the truck market, as well as greater out-of-service vehicle time.

94

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

95

Fund Expenses (unaudited)
OPPORTUNITY FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/15)	(12/31/15)	(7/1/15–12/31/15)*
Expense Examples
Actual	$1,000.00	$935.24	$4.24
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.82	$4.43

*	Expenses are equal to the annualized expense ratio of .87%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on the total value of investments.

96

Cumulative Performance Information (unaudited)
OPPORTUNITY FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Opportunity Fund and the Standard & Poor’s MidCap 400 Index.

The graph compares a $10,000 investment in the First Investors Life Series Opportunity Fund beginning 12/17/12 (commencement of operations) with a theoretical investment in the Standard & Poor’s MidCap 400 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 400 stocks designed to measure performance of the mid-range sector of the U.S. stock market. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/15.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

97

Portfolio of Investments (continued)
OPPORTUNITY FUND
December 31, 2015

Shares		Security	Value
		COMMON STOCKS—90.4%
		Consumer Discretionary—22.4%
28,800		American Eagle Outfitters, Inc.	$ 446,400
7,600	*	Belmond, Ltd. – Class “A”	72,200
6,900		BorgWarner, Inc.	298,287
9,100		Caleres, Inc.	244,062
10,200		Delphi Automotive, PLC	874,446
5,500		Foot Locker, Inc.	357,995
3,650		Group 1 Automotive, Inc.	276,305
9,900		Hanesbrands, Inc.	291,357
3,700		Harman International Industries, Inc.	348,577
2,300	*	Helen of Troy, Ltd.	216,775
14,500	*	Jarden Corporation	828,240
3,200		L Brands, Inc.	306,624
5,100		Lear Corporation	626,433
13,600		Newell Rubbermaid, Inc.	599,488
2,800		Nordstrom, Inc.	139,468
8,900		Penske Automotive Group, Inc.	376,826
1,000		Ralph Lauren Corporation	111,480
10,400		Ruth’s Hospitality Group, Inc.	165,568
7,300	*	Select Comfort Corporation	156,293
13,300	*	ServiceMaster Global Holdings, Inc.	521,892
14,100		Stein Mart, Inc.	94,893
18,100	*	TRI Pointe Group, Inc.	229,327
9,300		Tupperware Brands Corporation	517,545
1,300		Whirlpool Corporation	190,931
16,900	*	William Lyon Homes – Class “A”	278,850
5,600		Wyndham Worldwide Corporation	406,840
			8,977,102
		Consumer Staples—4.4%
6,400		Coty, Inc. – Class “A”	164,032
11,600		Delhaize Group (ADR)	281,764
800		McCormick & Company, Inc.	68,448
6,875		Nu Skin Enterprises, Inc. – Class “A”	260,494
9,400		Pinnacle Foods, Inc.	399,124
4,000		Tootsie Roll Industries, Inc.	126,360
8,600		Tyson Foods, Inc. – Class “A”	458,638
			1,758,860

98

Shares		Security	Value
		Energy—2.6%
1,250	*	Dril-Quip, Inc.	$ 74,037
3,400		EOG Resources, Inc.	240,686
3,800		EQT Corporation	198,094
3,600		Hess Corporation	174,528
3,400		National Oilwell Varco, Inc.	113,866
6,700		PBF Energy, Inc. – Class “A”	246,627
			1,047,838
		Financials—15.6%
2,800		Ameriprise Financial, Inc.	297,976
9,500		Berkshire Hills Bancorp, Inc.	276,545
14,500		Brixmor Property Group, Inc. (REIT)	374,390
15,300		Citizens Financial Group, Inc.	400,707
9,100		Discover Financial Services	487,942
6,400		Douglas Emmett, Inc. (REIT)	199,552
1,900		Federal Realty Investment Trust (REIT)	277,590
17,300		Financial Select Sector SPDR Fund (ETF)	411,394
4,900		First Republic Bank	323,694
4,300		iShares Core S&P Mid-Cap ETF (ETF)	599,334
5,000		iShares Russell 2000 ETF (ETF)	562,550
5,100		Nasdaq, Inc.	296,667
9,500		National General Holdings Corporation	207,670
4,300	*	Realogy Holdings Corporation	157,681
9,700		SPDR S&P Regional Banking (ETF)	406,624
9,100		Sterling Bancorp	147,602
25,900		Sunstone Hotel Investors, Inc. (REIT)	323,491
12,900		Tanger Factory Outlet Centers, Inc. (REIT)	421,830
3,400		Waddell & Reed Financial, Inc. – Class “A”	97,444
			6,270,683
		Health Care—18.2%
4,100	*	Allergan, PLC	1,281,250
9,500	*	Centene Corporation	625,195
3,200		DENTSPLY International, Inc.	194,720
6,000		Gilead Sciences, Inc.	607,140
9,500		Hill-Rom Holdings, Inc.	456,570
4,400	*	Lannett Company, Inc.	176,528
3,400		McKesson Corporation	670,582
4,300		Perrigo Company, PLC	622,210
13,200		Phibro Animal Health Corporation – Class “A”	397,716

99

Portfolio of Investments (continued)
OPPORTUNITY FUND
December 31, 2015

Shares		Security	Value
		Health Care (continued)
13,900	*	Prestige Brands Holdings, Inc.	$ 715,572
3,200		Quest Diagnostics, Inc.	227,648
5,450		Thermo Fisher Scientific, Inc.	773,083
19,900	*	VWR Corporation	563,369
			7,311,583
		Industrials—10.1%
6,900		A.O. Smith Corporation	528,609
7,100		Altra Industrial Motion Corporation	178,068
2,100		G&K Services, Inc. – Class “A”	132,090
5,800	*	Generac Holdings, Inc.	172,666
9,700		ITT Corporation	352,304
3,500		J.B. Hunt Transport Services, Inc.	256,760
3,000		ManpowerGroup, Inc.	252,870
3,600		Nielsen Holdings, PLC	167,760
2,800	*	Nortek, Inc.	122,136
7,050		Regal Beloit Corporation	412,566
1,700		Roper Technologies, Inc.	322,643
2,100		Ryder System, Inc.	119,343
3,400		Snap-On, Inc.	582,862
7,000	*	TAL International Group, Inc.	111,300
7,900		Textron, Inc.	331,879
			4,043,856
		Information Technology—11.5%
16,900	*	ARRIS International, PLC	516,633
3,400		Avago Technologies, Ltd.	493,510
3,800	*	Fiserv, Inc.	347,548
9,300		Juniper Networks, Inc.	256,680
6,500		Lam Research Corporation	516,230
10,100		Mentor Graphics Corporation	186,042
11,000		Methode Electronics, Inc.	350,130
9,700	*	PTC, Inc.	335,911
2,800	*	Qorvo, Inc.	142,520
2,500		SanDisk Corporation	189,975
11,900		Symantec Corporation	249,900
3,600	*	Synaptics, Inc.	289,224
3,400		TE Connectivity, Ltd.	219,674
11,900		Technology Select Sector SPDR Fund (ETF)	509,677
			4,603,654

100

Shares or
Principal
Amount		Security		Value
		Materials—1.3%
2,200		International Paper Company		$ 82,940
1,700		Praxair, Inc.		174,080
10,100	*	Trinseo SA		284,820
				541,840
		Utilities—4.3%
9,900		AGL Resources, Inc.		631,719
100		Black Hills Corporation		4,643
2,900		NiSource, Inc.		56,579
6,250		Portland General Electric Company		227,312
5,750		SCANA Corporation		347,818
8,600		WEC Energy Group, Inc.		441,266
				1,709,337
Total Value of Common Stocks (cost $33,491,838)				36,264,753
		SHORT-TERM U.S. GOVERNMENT AGENCY
		OBLIGATIONS—8.0%
		Federal Home Loan Bank:
$1,500M		0.138%, 1/15/2016		1,499,935
700M		0.18%, 1/27/2016		699,938
1,000M		0.26%, 1/19/2016		999,942
Total Value of Short-Term U.S. Government Agency Obligations (cost $3,199,698)				3,199,815
Total Value of Investments (cost $36,691,536)			98.4%	39,464,568
Other Assets, Less Liabilities			1.6	649,444
Net Assets			100.0%	$40,114,012

*	Non-income producing

Summary of Abbreviations:
	ADR	American Depositary Receipts
	ETF	Exchange Traded Funds
	REIT	Real Estate Investment Trust

101

Portfolio of Investments (continued) (continued)
OPPORTUNITY FUND
December 31, 2015

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$36,264,753	$—	$—	$36,264,753
Short-Term U.S. Government
Agency Obligations	—	3,199,815	—	3,199,815
Total Investments in Securities*	$36,264,753	$3,199,815	$—	$39,464,568

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended
December 31, 2015. Transfers, if any, between Levels are recognized at the end of the reporting period.

102	See notes to financial statements

Portfolio Manager’s Letter
REAL ESTATE FUND

Dear Investor:

This is the annual report for the First Investors Life Series Real Estate Fund for the period May 1, 2015, the Fund’s inception, to December 31, 2015. The Fund’s return on a net asset value basis was 1.50%, while its benchmark — the Dow Jones U.S. Select REIT Index — returned 5.91% over the same time period.

During the period under review, Real Estate Investment Trusts’ (“REITs”) performance was helped by an expanding U.S. economy, which meant strong demand for commercial real estate. The domestic nature of real estate shielded REITs from global economic turmoil, namely a slowdown in the Chinese economy and a collapse in commodity prices. REITs sold off in the second and third quarter of the year due to uncertainty as to the Federal Reserve interest rate policy. The resulting discount to Net Asset Value (“NAV”) attracted private capital such as private equity funds and pension funds to the listed REIT space. 2015 was one of the busiest years in terms of M&A volume. Six REITs, ranging from hotels and apartments to shopping centers, were taken private or received buyout offers at premium.

Sector allocation and stock selection in the Hotels and Office sectors contributed positively to relative performance. Most of the negative effects were from stock selection in the Storage and Diversified sectors.

The strong U.S. dollar has at least hurt the perception of hotel fundamentals going forward. The Fund benefited by underweighting the sector. We avoided Pebble-brook Hotel, which operates a “buy and fixed” strategy that is leveraged to a boom cycle. Our underweight in Strategic Hotels detracted from performance, as we did not anticipate that it would be taken private at a premium given the price at which it was trading.

Within the Office sector, the Fund benefited from owning Equity Commonwealth. The company continues to add value by selling real estate assets at NAV prices and buying back shares trading at discount to NAV. Corporate Office Properties detracted from performance as the Washington, D.C. office market continues to lag.

In the Apartment sector, overweight positions in Associated Estates and Home Properties proved to be especially beneficial. Both were trading at significant discount to NAV and were bought out by private equity funds.

In the Storage sector, our position in Public Storage also aided performance. It consistently generates high return on invested capital and has a strong balance sheet. Strong customer demand and healthy fundamentals benefited the company. Iron Mountain was a large detractor as its organic growth prospect is deemed impaired.

103

Portfolio Manager’s Letter (continued)
REAL ESTATE FUND

Our position in Select Income REIT detracted from performance. Despite owning a diversified triple-net lease portfolio and an attractive Hawaiian ground lease asset, investors became concerned about the company’s acquisition of RMR — the external advisor of Select Income REIT.

In the Diversified sector, Corrections Corp., a core holding of the Fund, underperformed on an absolute and relative basis. Operating fundamentals were fine. It was, however, caught up in politics. Several presidential candidates have proposed to eliminate private prisons altogether. We believe this risk is overblown and the business remains solid.

At the end of the period, the Fund maintains an overweight exposure to Single Tenant, Regional Malls and underweight to Apartments and Shopping Centers.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

104

Fund Expenses (unaudited)
REAL ESTATE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/15)	(12/31/15)	(7/1/15–12/31/15)*
Expense Examples
Actual	$1,000.00	$1,080.93	$11.64
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,014.02	$11.27

*	Expenses are equal to the annualized expense ratio of 2.22%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on the total value of investments.

105

Portfolio of Investments (continued)
REAL ESTATE FUND
December 31, 2015

Shares	Security	Value
	COMMON STOCKS—95.1%
	Apartments REITs—13.7%
580	American Campus Communities, Inc.	$ 23,977
957	Apartment Investment & Management Company – Class “A”	38,309
1,569	AvalonBay Communities, Inc.	288,900
595	Camden Property Trust	45,672
90	Education Realty Trust, Inc.	3,409
3,296	Equity Residential	268,921
75	Essex Property Trust, Inc.	17,956
139	Mid-America Apartment Communities, Inc.	12,623
451	Post Properties, Inc.	26,681
698	UDR, Inc.	26,224
		752,672
	Diversified REITs—7.3%
172	CorEnergy Infrastructure Trust, Inc.	2,552
6,117	Corrections Corporation of America	162,039
120	Digital Realty Trust, Inc.	9,074
2,478	Duke Realty Corporation	52,088
193	DuPont Fabros Technology, Inc.	6,135
1,960	Retail Properties of America, Inc. – Class “A”	28,949
1,358	Vornado Realty Trust	135,746
200	Whitestone REIT	2,402
		398,985
	Health Care REITs—13.9%
1,656	Care Capital Properties, Inc.	50,624
5,849	HCP, Inc.	223,666
150	Healthcare Realty Trust, Inc.	4,248
250	Healthcare Trust of America, Inc.	6,742
130	LTC Properties, Inc.	5,608
550	Omega Heathcare Investors, Inc.	19,239
735	Sabra Health Care REIT, Inc.	14,869
3,942	Senior Housing Properties Trust	58,499
5,219	Ventas, Inc.	294,508
1,205	Welltower, Inc.	81,976
		759,979

106

Shares		Security	Value
		Hotels REITs—4.3%
2,781		Hospitality Properties Trust	$ 72,723
7,256		Host Hotels & Resorts, Inc.	111,307
1,679		LaSalle Hotel Properties	42,244
770		Sunstone Hotel Investors, Inc.	9,617
			235,891
		Manufactured Homes REITs—3.2%
2,161		Equity LifeStyle Properties, Inc.	144,074
417		Sun Communities, Inc.	28,577
			172,651
		Mortgage REITs—2.1%
6,708		American Capital Agency Corporation	116,317
		Office Property REITs—8.6%
981		Alexandria Real Estate Equities, Inc.	88,643
1,289		Boston Properties, Inc.	164,399
400		Brandywine Realty Trust	5,464
1,460		Corporate Office Properties Trust	31,872
415		Douglas Emmett, Inc.	12,940
1,925	*	Equity Commonwealth	53,380
60		Franklin Street Properties Corporation	621
1,108		Mack-Cali Realty Corporation	25,872
1,860		New York REIT, Inc.	21,390
1,275		Paramount Group, Inc.	23,077
1,237		Piedmont Office Realty Trust, Inc. – Class “A”	23,355
171		SL Green Realty Corporation	19,320
			470,333
		Real Estate Owners/Development REITs—.1%
205	*	RMR Group, Inc. – Class “A”	2,981
		Regional Malls REITs—19.8%
5,618		CBL & Associates Properties, Inc.	69,495
5,933		General Growth Properties, Inc.	161,437
623		Macerich Company	50,270
1,023		Pennsylvania Real Estate Investment Trust	22,373
2,545		Simon Property Group, Inc.	494,850
4,406		Tanger Factory Outlet Centers, Inc.	144,076
1,828		Taubman Centers, Inc.	140,244
			1,082,745

107

Portfolio of Investments (continued)
REAL ESTATE FUND
December 31, 2015

Shares	Security		Value
	Shopping Centers REITs—5.1%
140	Acadia Realty Trust		$ 4,641
420	Cedar Realty Trust, Inc.		2,974
1,430	DDR Corporation		24,081
678	Federal Realty Investment Trust		99,056
2,538	Kimco Realty Corporation		67,155
540	Kite Realty Group Trust		14,002
230	Ramco-Gershenson Properties Trust		3,820
430	Regency Centers Corporation		29,292
390	Weingarten Realty Investors		13,486
2,085	WP Glimcher, Inc.		22,122
			280,629
	Single Tenant REITs—4.3%
394	National Retail Properties, Inc.		15,780
1,270	Realty Income Corporation		65,570
6,836	Select Income REIT		135,490
1,800	Spirit Realty Capital, Inc.		18,036
150	STORE Capital Corporation		3,480
			238,356
	Storage REITs—10.9%
267	CubeSmart		8,176
1,230	Extra Space Storage, Inc.		108,498
4,182	Iron Mountain, Inc.		112,956
1,315	Public Storage		325,725
406	Sovran Self Storage, Inc.		43,568
			598,923
	Warehouse/Industrial REITs—1.8%
140	DCT Industrial Trust, Inc.		5,232
503	EastGroup Properties, Inc.		27,972
265	First Industrial Realty Trust, Inc.		5,864
1,450	ProLogis, Inc.		62,234
			101,302
Total Value of Common Stocks (cost $5,141,247)		95.1%	5,211,764
Other Assets, Less Liabilities		4.9	270,145
Net Assets		100.0%	$5,481,909

*	Non-income producing

108

Summary of Abbreviations:
REITs	Real Estate Investment Trusts

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$5,211,764	$—	$—	$5,211,764

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended
December 31, 2015. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	109

Portfolio Manager’s Letter
SELECT GROWTH FUND

Dear Investor:

This is the annual report for the First Investors Life Series Select Growth Fund for the fiscal year ended December 31, 2015. During the period the Fund’s return on a net asset value basis was 3.21%, including dividends of $0.05 cents per share and capital gains of $0.78 cents per share. This compares to a return of 5.09% in the benchmark, the Russell 3000 Growth Index.

The Fund’s positive absolute return for the period, while underperforming the benchmark, was helped by finding companies that continue to deliver earnings in excess of expectations that still trade at reasonable valuations. Of the various characteristics of companies that we look for in security selection, only unexpected growth expressed by positive estimate revisions proved to be in demand. Reasonable valuation, good earnings quality, or high growth in the form of positive earnings surprises were not attributes leading the market. Thus, many of the attributes that we favor while building the Fund portfolio were not as preferred by the market during 2015 as is typical. By far the largest impact on benchmark performance, however, was the effect of the mega-and large-capitalization companies. In fact, the 5.09% return in the Russell 3000 Growth was 8.7% better than the return of the equal-weighted Russell 3000 Growth. Moreover, 3.6% of this difference was due to the performance of just four companies: Alphabet (the former Google), Amazon, Facebook, and Microsoft. Despite these head-winds, security selection did provide 1% of outperformance during the year. However, the portfolio had an average exposure of 4.8% to the Energy sector, compared to just 2.5% weight in the benchmark. With the glut of oil, the sector declined significantly and the Fund’s exposure caused 1.8% of negative allocation effect, causing essentially all of the Fund’s relative underperformance.

The market started the year with very strong performance that lasted almost through the first half as several data points showed signs of improvement in the United States economy. A continuing improvement in the number of job-openings coupled with a firmer housing market, along with accommodative central bankers both domestically and abroad allowed investors to feel more optimistic. But a correction in Chinese A-shares in June brought forth a considerable uncertainty about the strength of the global economy. Also, a continual seesaw in language from various Federal Reserve sources created a guessing game in regards to the timing of the first rate hike in nine years. As a result, the second quarter ended with a gain of just a quarter of a percent, while the third quarter was dominated by a 9% correction in August and September. The correction allowed the market to rally during the fourth quarter on the agreement of the Trans Pacific Partnership, modest job growth, and hints of more stimulus from the European Central Bank.

110

The Fund’s performance for the fiscal year was helped by the Industrials and Healthcare sectors. In Industrials, Alaska Air Group delivered great earnings from both lower fuel costs and a continuing successful broadening of its route offerings into the lower 48 states. The stock also performed well during the previous fiscal year and added a 36% return this year to last year’s 65% gain. Railcar component manufacturer Wabtec was also a strong performer both years as robust railcar demand was recognized by the market. Its stock gained 10% this year to follow up last year’s 17% return. In the Healthcare sector, the Fund’s position in Allergan gained 22% on strong earnings through the year, capped by an announcement of a proposed merger with Pfizer. Also, strong demand for diagnostic and surgical technology allowed Hologic to post a 21% gain.

On the negative side, Information Technology was a challenging sector for the Fund. Lack of exposure to Alphabet, Facebook, and Microsoft caused 1.8% of negative relative performance. In addition, Hewlett-Packard’s struggles with its turnaround amidst slack demand hurt performance as the stock declined 35% before it was sold. The aforementioned Energy sector did outperform by 0.6% in security selection. However, this performance was more than offset by the negative allocation effect for an overall 1.2% negative relative performance.

While being encouraged by the positive relative return from a stock selection perspective during the fiscal year, we believe the worst is behind us in the Energy markets such that allocation will cease to be a drag on performance going forward. We continue to believe that equities should be able to generate healthy returns going forward as slow and steady economic growth should provide a solid foundation for strong earnings growth by the companies held by the Fund. We continue to believe our focus on high quality companies where earnings will exceed market expectations is the key to generating excess returns over the long term.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

111

Fund Expenses (unaudited)
SELECT GROWTH FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/15)	(12/31/15)	(7/1/15–12/31/15)*
Expense Examples
Actual	$1,000.00	$983.81	$4.15
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.03	$4.23

*	Expenses are equal to the annualized expense ratio of .83%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on the total value of investments.

112

Cumulative Performance Information (unaudited)
SELECT GROWTH FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Select Growth Fund and the Russell 3000 Growth Index.

The graph compares a $10,000 investment in the First Investors Life Series Select Growth Fund beginning 12/31/05 with a theoretical investment in the Russell 3000 Growth Index (the “Index”). The Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values (the Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization). It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/15.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Frank Russell and Company and all other figures are from Foresters Investment Management Company, Inc.

113

Portfolio of Investments
SELECT GROWTH FUND
December 31, 2015

Shares		Security	Value
		COMMON STOCKS—97.2%
		Consumer Discretionary—16.3%
27,200		Coach, Inc.	$ 890,256
65,860		Gentex Corporation	1,054,419
14,825		Home Depot, Inc.	1,960,606
20,600		NIKE, Inc. – Class “B”	1,287,500
28,140		Starbucks Corporation	1,689,244
13,200		Wyndham Worldwide Corporation	958,980
			7,841,005
		Consumer Staples—9.8%
10,300		Clorox Company	1,306,349
10,640		Kimberly-Clark Corporation	1,354,472
49,300		Kroger Company	2,062,219
			4,723,040
		Energy—3.5%
4,760		Chevron Corporation	428,210
5,180		ExxonMobil Corporation	403,781
7,820		Helmerich & Payne, Inc.	418,761
21,200		SM Energy Company	416,792
			1,667,544
		Financials—12.3%
26,300		Bank of New York Mellon Corporation	1,084,086
13,890		Discover Financial Services	744,782
8,900		FactSet Research Systems, Inc.	1,446,873
4,700		Intercontinental Exchange, Inc.	1,204,422
6,000		Travelers Companies, Inc.	677,160
20,200		Voya Financial, Inc.	745,582
			5,902,905
		Health Care—18.6%
5,820	*	Allergan, PLC	1,818,750
5,000		C.R. Bard, Inc.	947,200
13,400		Gilead Sciences, Inc.	1,355,946
35,600	*	Hologic, Inc.	1,377,364
6,190		Johnson & Johnson	635,837
7,620		McKesson Corporation	1,502,893
18,400	*	Quintiles Transnational Holdings, Inc.	1,263,344
			8,901,334

114

Shares or
Principal
Amount		Security	Value
		Industrials—13.1%
18,460		Alaska Air Group, Inc.	$ 1,486,214
9,640		Boeing Company	1,393,847
16,200		C. H. Robinson Worldwide, Inc.	1,004,724
13,500		Cintas Corporation	1,229,175
8,500		General Dynamics Corporation	1,167,560
			6,281,520
		Information Technology—21.6%
21,150		Apple, Inc.	2,226,249
36,200	*	Aspen Technology, Inc.	1,366,912
39,800		Cisco Systems, Inc.	1,080,769
14,600	*	Citrix Systems, Inc.	1,104,490
43,700		Jabil Circuit, Inc.	1,017,773
41,000		Juniper Networks, Inc.	1,131,600
21,600		Microsoft Corporation	1,198,368
14,900	*	Red Hat, Inc.	1,233,869
			10,360,030
		Materials—2.0%
11,100		LyondellBasell Industries NV – Class “A”	964,590
Total Value of Common Stocks (cost $36,377,939)			46,641,968
		SHORT-TERM U.S. GOVERNMENT AGENCY
		OBLIGATIONS—1.0%
$ 500M		Federal Home Loan Bank, 0.138%, 1/15/2016 (cost $499,973)	499,978
Total Value of Investments (cost $36,877,912)		98.2%	47,141,946
Other Assets, Less Liabilities		1.8	855,306
Net Assets		100.0%	$47,997,252

*	Non-income producing

115

Portfolio of Investments (continued) (continued)
SELECT GROWTH FUND
December 31, 2015

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$46,641,968	$—	$—	$46,641,968
Short-Term U.S. Government
Agency Obligations	—	499,978	—	499,978
Total Investments in Securities*	$46,641,968	$499,978	$—	$47,141,946

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended
December 31, 2015. Transfers, if any, between Levels are recognized at the end of the reporting period.

116	See notes to financial statements

Portfolio Manager’s Letter
SPECIAL SITUATIONS FUND

Dear Investor:

This is the annual report for the First Investors Life Series Special Situations Fund for the fiscal year ended December 31, 2015. During the period, the Fund’s return on a net asset value basis was –0.52%, including dividends of $0.22 cents per share and capital gains of $1.51 cents per share.

Although the Fund had a modestly negative return on a Net Asset Value (“NAV”) basis, it exceeded its benchmark index by a comfortable margin. The Fund’s absolute performance was mainly attributable to investments in Healthcare and Consumer Discretionary. Among healthcare stocks, Centene Corporation — a Medicaid managed care provider — continued to benefit from growth opportunities created by the Affordable Care Act (aka ObamaCare). Investors also welcomed the synergy potential created by Centene Corporation’s announced acquisition of Health Net Inc., a Medicare managed care provider. Separately, Omnicare, Inc. — a provider of pharmaceutical services to the geriatric community — announced in May that it had agreed to be acquired by CVS Health, one of the nation’s largest pharmacies and pharmacy benefit managers. In Consumer Discretionary, ServiceMaster Global Holdings, Inc. — a provider of residential and commercial services such as Terminix and American Home Shield — reported strong earnings driven by new products, pricing and enhanced profitability expansion. In particular, the company benefited from the decision to sell its co-owned Merry Maids branches (professional residential cleaning business) to franchisees.

On a relative basis, the Fund outperformed the Russell 2000 Index primarily due to stocks in the Financials and Materials sectors. Among Financials, American Financial Group — an insurer that focuses primarily on providing specialty commercial property and casualty insurance — has shed a number of non-insurance operations and returned excess cash to shareholders. Furthermore, its core insurance operations have benefited from more disciplined underwriting. In Materials, Trinseo S.A. — a seller of plastics and synthetic rubber products to the automotive, consumer electronic and packaging industries — reported strong earnings and raised its outlook as stable supply (i.e., no new capacity builds) and modest demand combined to increase profitability.

Among negatives to relative performance, the Fund’s stock selection in the Utilities sector hurt. Dynegy, Inc. — a wholesaler of coal and gas-fired electric generating capacity — fell after it missed earnings expectations and lowered guidance. Falling natural gas prices drove down power prices. Since Dynegy has a highly leveraged balance sheet, investors became concerned that a greater percentage of cash flow will be used to repay debt.

117

Portfolio Manager’s Letter (continued)
SPECIAL SITUATIONS FUND

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

118

Fund Expenses (unaudited)
SPECIAL SITUATIONS FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/15)	(12/31/15)	(7/1/15–12/31/15)*
Expense Examples
Actual	$1,000.00	$919.67	$3.82
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.23	$4.02

*	Expenses are equal to the annualized expense ratio of .79%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on the total value of investments.

119

Cumulative Performance Information (unaudited)
SPECIAL SITUATIONS FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Special Situations Fund and the Russell 2000 Index.

The graph compares a $10,000 investment in the First Investors Life Series Special Situations Fund beginning 12/31/05 with a theoretical investment in the Russell 2000 Index (the “Index”). The Index is an unmanaged Index that measures the performance of the small-cap segment of the U.S. equity universe. The Index consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividend and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/15.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Frank Russell and Company and all other figures are from Foresters Investment Management Company, Inc.

120

Portfolio of Investments
SPECIAL SITUATIONS FUND
December 31, 2015

Shares		Security	Value
		COMMON STOCKS—96.1%
		Consumer Discretionary—19.5%
80,000	*	1-800-FLOWERS.COM, Inc. – Class “A”	$ 582,400
150,000		American Eagle Outfitters, Inc.	2,325,000
75,000	*	Belmond, Ltd. – Class “A”	712,500
50,500		Caleres, Inc.	1,354,410
88,000	*	Century Communities, Inc.	1,558,480
71,500		Entravision Communications Corporation – Class “A”	551,265
75,000		Finish Line, Inc. – Class “A”	1,356,000
104,000	*	Fox Factory Holding Corporation	1,719,120
20,000		Group 1 Automotive, Inc.	1,514,000
72,000		Hanesbrands, Inc.	2,118,960
15,500		Harman International Industries, Inc.	1,460,255
72,000	*	Jarden Corporation	4,112,640
60,500	*	Live Nation Entertainment, Inc.	1,486,485
25,500		Oxford Industries, Inc.	1,627,410
45,500		Penske Automotive Group, Inc.	1,926,470
63,500	*	Performance Sports Group, Ltd.	611,505
102,500		Regal Entertainment Group – Class “A”	1,934,175
95,500		Ruth’s Hospitality Group, Inc.	1,520,360
21,000	*	Select Comfort Corporation	449,610
73,500	*	ServiceMaster Global Holdings, Inc.	2,884,140
29,500	*	Starz – Class “A”	988,250
90,000	*	TRI Pointe Group, Inc.	1,140,300
32,000		Tupperware Brands Corporation	1,780,800
22,500	*	Visteon Corporation	2,576,250
67,600	*	William Lyon Homes – Class “A”	1,115,400
			39,406,185
		Consumer Staples—2.0%
45,000		Coty, Inc. – Class “A”	1,153,350
46,000		Pinnacle Foods, Inc.	1,953,160
33,000		Tootsie Roll Industries, Inc.	1,042,470
			4,148,980

121

Portfolio of Investments (continued)
SPECIAL SITUATIONS FUND
December 31, 2015

Shares		Security	Value
		Energy—2.3%
25,000		Delek US Holdings, Inc.	$ 615,000
14,250	*	Dril-Quip, Inc.	844,028
31,100		PBF Energy, Inc. – Class “A”	1,144,791
57,500		Western Refining, Inc.	2,048,150
			4,651,969
		Financials—24.0%
53,000		AllianceBernstein Holding, LP (MLP)	1,264,050
60,500		American Financial Group, Inc.	4,360,840
37,000		Aspen Insurance Holdings, Ltd.	1,787,100
56,400	*	Atlas Financial Holdings, Inc.	1,122,360
80,000		Berkshire Hills Bancorp, Inc.	2,328,800
85,000		Brixmor Property Group, Inc. (REIT)	2,194,700
45,000		Brown & Brown, Inc.	1,444,500
58,000		Citizens Financial Group, Inc.	1,519,020
68,000		Douglas Emmett, Inc. (REIT)	2,120,240
13,500		Endurance Specialty Holdings, Ltd.	863,865
34,500	*	FCB Financial Holdings, Inc. – Class “A”	1,234,755
18,100		Federal Realty Investment Trust (REIT)	2,644,410
135,000		FelCor Lodging Trust, Inc. (REIT)	985,500
162,000		Financial Select Sector SPDR Fund (ETF)	3,852,360
56,000	*	Green Bancorp, Inc.	586,880
26,000		iShares Russell 2000 ETF (ETF)	2,925,260
67,500		OceanFirst Financial Corporation	1,352,025
22,000		Prosperity Bancshares, Inc.	1,052,920
27,500		Simmons First National Corporation – Class “A”	1,412,400
96,000		SPDR S&P Regional Banking (ETF)	4,024,320
173,500		Sterling Bancorp	2,814,170
135,000		Sunstone Hotel Investors, Inc. (REIT)	1,686,150
68,500		Tanger Factory Outlet Centers, Inc. (REIT)	2,239,950
80,000		TCF Financial Corporation	1,129,600
54,000		Urstadt Biddle Properties, Inc. – Class “A” (REIT)	1,038,960
15,500		Waddell & Reed Financial, Inc. – Class “A”	444,230
			48,429,365
		Health Care—11.5%
10,000	*	ANI Pharmaceuticals, Inc.	451,250
57,000	*	Centene Corporation	3,751,170
57,000	*	DepoMed, Inc.	1,033,410
35,000	*	Globus Medical, Inc . – Class “A”	973,700
51,000		Hill-Rom Holdings, Inc.	2,451,060
28,500	*	ICON, PLC	2,214,450

122

Shares		Security	Value
		Health Care (continued)
21,500	*	Integra LifeSciences Holdings Corporation	$ 1,457,270
23,000	*	Lannett Company, Inc.	922,760
43,000		PerkinElmer, Inc.	2,303,510
67,000		Phibro Animal Health Corporation – Class “A”	2,018,710
66,500	*	Surgical Care Affilates, Inc.	2,647,365
108,500	*	VWR Corporation	3,071,635
			23,296,290
		Industrials—13.7%
43,000		A.O. Smith Corporation	3,294,230
47,000		Altra Industrial Motion Corporation	1,178,760
15,500		G&K Services, Inc. – Class “A”	974,950
30,000	*	Generac Holdings, Inc.	893,100
3,300		Insteel Industries, Inc.	69,036
65,000		ITT Corporation	2,360,800
98,000		Kforce, Inc.	2,477,440
115,600	*	NCI Building Systems, Inc.	1,434,596
7,000	*	Nortek, Inc.	305,340
43,000		Orbital ATK, Inc.	3,841,620
41,000	*	Patrick Industries, Inc.	1,783,500
38,000		Regal Beloit Corporation	2,223,760
13,900		Ryder System, Inc.	789,937
22,500		Snap-On, Inc.	3,857,175
17,000		Standex International Corporation	1,413,550
55,000	*	TAL International Group, Inc.	874,500
			27,772,294
		Information Technology—14.0%
89,000	*	ARRIS International, PLC	2,720,730
30,000		Avnet, Inc.	1,285,200
10,000	*	Blucora, Inc.	98,000
9,000		CDW Corporation	378,360
35,500	*	CommScope Holding Company, Inc.	919,095
19,000		IAC/InterActiveCorp	1,140,950
13,000		Lam Research Corporation	1,032,460
88,900		Mentor Graphics Corporation	1,637,538
71,500		Methode Electronics, Inc.	2,275,845
53,400	*	Microsemi Corporation	1,740,306
16,500		MKS Instruments, Inc.	594,000
94,500	*	Newport Corporation	1,499,715
99,000	*	Orbotech, Ltd.	2,190,870
32,000	*	OSI Systems, Inc.	2,837,120

123

Portfolio of Investments (continued)
SPECIAL SITUATIONS FUND
December 31, 2015

Shares or
Principal
Amount		Security		Value
		Information Technology (continued)
61,000	*	PTC, Inc.		$ 2,112,430
15,000	*	Qorvo, Inc.		763,500
14,000		SanDisk Corporation		1,063,860
19,700	*	Synaptics, Inc.		1,582,698
30,000	*	Synchronoss Technologies, Inc.		1,056,900
35,000	*	Verint Systems, Inc.		1,419,600
				28,349,177
		Materials—4.6%
40,000		AptarGroup, Inc.		2,906,000
130,000	*	Ferro Corporation		1,445,600
40,500		Olin Corporation		699,030
21,000		Sensient Technologies Corporation		1,319,220
63,900	*	Trinseo SA		1,801,980
24,800		WestRock Company		1,131,376
				9,303,206
		Utilities—4.5%
54,000		AGL Resources, Inc.		3,445,740
17,000		Pinnacle West Capital Corporation		1,096,160
40,500		Portland General Electric Company		1,472,985
25,000		SCANA Corporation		1,512,250
29,000		WEC Energy Group, Inc.		1,487,990
				9,015,125
Total Value of Common Stocks (cost $167,463,939)				194,372,591
		SHORT-TERM U.S. GOVERNMENT AGENCY
		OBLIGATIONS—2.5%
		Federal Home Loan Bank:
$2,500M		0.24%, 1/25/2016		2,499,795
1,000M		0.24%, 2/3/2016		999,800
500M		0.26%, 1/19/2016		499,971
1,000M		0.28%, 2/24/2016		999,660
Total Value of Short-Term U.S. Government Agency Obligations (cost $4,998,895)				4,999,226
Total Value of Investments (cost $172,462,834)			98.6%	199,371,817
Other Assets, Less Liabilities			1.4	2,749,078
Net Assets			100.0%	$202,120,895

*	Non-income producing

124

Summary of Abbreviations:
ETF	Exchange Traded Fund
MLP	Master Limited Partnership
REIT	Real Estate Investment Trust

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$194,372,591	$—	$—	$194,372,591
Short-Term U.S. Government
Agency Obligations	—	4,999,226	—	4,999,226
Total Investments in Securities*	$194,372,591	$4,999,226	$—	$199,371,817

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended
December 31, 2015. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	125

Portfolio Managers’ Letter
TOTAL RETURN FUND

Dear Investor:

This is the annual report for the First Investors Life Series Total Return Fund for the fiscal year ended December 31, 2015. The Fund’s return on a net asset value basis was –1.61%, including dividends of $0.13 per share.

Economic Overview

The U.S. economy grew at an approximately 2% rate during the review period. The consumer was the backbone of the economy, supported by the continued decline in the unemployment rate to 5.0%, a seven-year low. Auto sales reached all-time highs and housing starts returned to prerecession levels. Capital spending was muted though, and the continued appreciation of the dollar was a drag on exports. Inflation remained subdued with the year-over-year change in consumer prices at 0.7%, reflecting in part the 30% fall in the price of oil.

At the beginning of the review period, market expectations were that the Federal Reserve (“the Fed”) would end its zero interest rate policy in mid-2015 based primarily on the relatively low unemployment rate. But the unexpectedly weak first quarter economic growth stayed the Fed’s hand, at which point market expectations shifted to September for a first Fed rate hike. Global financial and economic developments, particularly in China, contributed to substantial financial market volatility in August, including a 10% decline in the U.S. stock market. Consequently, at its September meeting, the Fed again deferred raising interest rates. Finally, in December, the Fed raised the federal funds rate 25 basis points (0.25%) based on the continued decline in the unemployment rate.

Fixed Income

Interest rates generally moved higher during the review period. The two-year U.S. Treasury note yield, which is very sensitive to Fed policy, had the largest move, rising from 0.67% to 1.05%, a five-year high. Movements in longer-term interest rates were more muted. Persistently low inflation, a stronger dollar, safe haven demand, and relatively high yields versus the rest of the world capped longer-term U.S. interest rates. The benchmark 10-year U.S. Treasury yield increased from 2.17% to 2.27% during the review period.

The broad U.S. bond market returned 0.6% for the year, its fourth worst year over the last four decades. Low interest rates provided little cushion to protect against wider spreads and higher interest rates (when interest rates rise, bond prices decline). Agency mortgage-backed securities returned 1.3%, benefiting from their high credit quality. U.S. Treasury securities gained 0.8%. Corporate bonds lost 0.6%, as credit

126

spreads widened due primarily to record new issue supply. High yield bonds had poorer performance, losing 4.6%. Spreads moved substantially wider in large part due to weakness in Energy companies (the largest sector of the high yield market), as well as other commodity-related firms. Non-dollar government bonds (i.e., foreign government securities) also had a difficult 12 months, down 4.6%, reflecting the headwind of a 9.3% increase in the value of the dollar. The municipal bond market returned 3.6% as it was insulated from many of the global issues which buffeted other sectors of the bond market. Lastly, money market returns continued to be essentially flat due to the Fed’s zero interest rate policy.

The Fund’s average bond and cash allocations during the review period were 34.1% and 7.2%, respectively. Sector allocations as a percent of Fund assets were 22.0% corporate bonds, 4.6% U.S. Treasuries, 4.2% mortgage-backed securities, 1.7% municipal bonds, and 1.6% U.S. agency securities. The bond allocation returned 0.93% versus 0.60% for the Bank of America Merrill Lynch US Broad Market Index. The outperformance was primarily due to corporate bond security selection.

Equities

The equity portion of the Fund underperformed the broader equity market indices due to its multi-cap mandate, stock selection within certain sectors and general weakness among dividend-style investments during 2015. Underperformance was driven by negative stock selection in the Industrial, Financial and Technology sectors, which more than offset relative outperformance in the Consumer Discretionary, Materials and Healthcare sectors. A review by market capitalization breakpoints (according to Lipper) had the Fund benefiting modestly on a relative basis from its weighting in small-cap stocks (13% of portfolio). However, performance within the large-cap (69%) and mid-cap (18%) sections of the portfolio drove the overall performance. Also, comparatively, “yield” stocks in general had a poor year, according to the Bank of America/Merrill Lynch Performance Monitor, and were off 4.1%. Additionally, “dividend growth” strategies fared poorly, down 5.0%. Both are key strategies for the Fund’s stock selection, as greater than 90% of the Fund is invested in companies that pay dividends.

Among sector results, the Industrial sector represented the largest drag on Fund performance in 2015, driven by stock selection. Railcar manufacturer Greenbrier declined 54% during 2015 as new tank car orders declined sharply. Intermodal container leasing firms TAL International and Textainer declined 71% and 64%, respectively, as the outlook for global lease rates worsened. Fire safety and security provider Tyco International declined 26% on a weakening demand outlook from its global industrial clientele.

127

Portfolio Manager’s Letter (continued)
TOTAL RETURN FUND

Weak stock selection within the Financials sector also dragged on 2015 performance. Leasing firm Ryder System declined 42% on deteriorating outlook for truck leasing rates. American Express declined 28% on increased competitive intensity in the card space, and on concerns surrounding its loss of the Costco co-branded card relationship. Wealth management and insurance provider, Ameriprise, declined 26% on deteriorating fund flows and concerns about the proposed “fiduciary rule” from the Department of Labor.

The Fund also suffered from disappointing stock selection in the Technology sector, with wireless semiconductor firms Qorvo and Qualcomm inflicting the greatest performance damage. Qorvo (which was formed earlier in the year as a combination of RF Micro and Triquint) declined 38% in 2015 amidst increasing concerns over smartphone sales and a dramatic slowdown in Chinese (4G) LTE base-station spending. Qualcomm’s 35% decline also resulted from increasing concerns about the maturing global smartphone market, as well as specific challenges in collecting royalties in its licensing business. Technology bellwether Hewlett Packard (which in November split into two companies) declined 31% on an adjusted basis, hurt by continued weakness in the broader IT hardware industry, and in the PC and printing markets in particular. Additionally, the Fund’s decision not to hold the sector’s fast growth (and richly priced) bellwethers resulted in an outsized impact on relative performance (in particular, the so-called “FANG” stocks: Facebook, Amazon, Netflix and Google/Alphabet).

There were some bright spots for the Fund in 2015, most notably in the Consumer Discretionary sector, where strong stock selection drove outperformance. Automotive component suppliers Lear and Delphi Automotive gained 26% and 19%, respectively, despite increasing worries about the sustainability of global auto sales. Positive trends in home improvement and athletic apparel bolstered The Home Depot (+29% in the year) and Foot Locker (+18%). Meanwhile, shares of Jarden advanced 19% during a year in which it agreed to merge with longtime Fund holding, Newell Rubbermaid.

The Fund’s holdings within the Materials sector also contributed to relative performance (despite negative absolute performance) thanks to positive stock selection. Specialty materials provider Cytec Industries advanced 64% in 2015, during which it agreed to be acquired by Solvay SA in an all-cash transaction. Specialty chemicals maker Trinseo SA gained 58% as the outlook for styrene margins improved significantly.

The Fund’s overweighting of the Healthcare sector during 2015 contributed positively to relative performance, as the overall sector’s performance was among the strongest in 2015. Aiding performance for the Fund were specialty pharmaceutical firm Allergan PLC (+21%) and drug distributor Omnicare (+35%), both of which agreed to be acquired during the year. Gilead Sciences, one of the Fund’s largest

128

holdings, gained 9% as the company showed improved visibility and momentum into its Hepatitis C offerings. However, the Fund’s overall stock selection within Health-care was modestly negative for the year, with modest detractors including Mylan NV (–4% in a tumultuous year) and AbbVie (–6%).

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

129

Fund Expenses (unaudited)
TOTAL RETURN FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/15)	(12/31/15)	(7/1/15–12/31/15)*
Expense Examples
Actual	$1,000.00	$971.61	$4.27
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.87	$4.38

*	Expenses are equal to the annualized expense ratio of .86%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on the total value of investments.

130

Cumulative Performance Information (unaudited)
TOTAL RETURN FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Total Return Fund, the Bank of America (“BofA”) Merrill Lynch U.S. Corporate, Government & Mortgage Index and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Life Series Total Return Fund beginning 12/17/12 (commencement of operations) with theoretical investments in the BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index and the Standard & Poor’s 500 Index (the “Indices”). The BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasuries, quasi-government, corporate and residential mortgage pass-through securities. The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/15.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

131

Portfolio of Investments
TOTAL RETURN FUND
December 31, 2015

Shares		Security	Value
		COMMON STOCKS—55.8%
		Consumer Discretionary—10.4%
9,200		American Eagle Outfitters, Inc.	$ 142,600
3,100		BorgWarner, Inc.	134,013
5,100		CBS Corporation – Class “B”	240,363
3,700		Delphi Automotive, PLC	317,201
2,100		Foot Locker, Inc.	136,689
8,150		Ford Motor Company	114,833
3,000		Hanesbrands, Inc.	88,290
1,700		Harman International Industries, Inc.	160,157
2,200		Home Depot, Inc.	290,950
5,800	*	Jarden Corporation	331,296
4,450		Johnson Controls, Inc.	175,730
2,200		L Brands, Inc.	210,804
2,400		Lear Corporation	294,792
1,750		Magna International, Inc.	70,980
5,500		Newell Rubbermaid, Inc.	242,440
2,400		Penske Automotive Group, Inc.	101,616
3,300	*	Select Comfort Corporation	70,653
4,800		Stein Mart, Inc.	32,304
3,600		Tupperware Brands Corporation	200,340
1,900		Walt Disney Company	199,652
600		Whirlpool Corporation	88,122
2,000		Wyndham Worldwide Corporation	145,300
			3,789,125
		Consumer Staples—5.4%
5,850		Altria Group, Inc.	340,528
4,300		Coca-Cola Company	184,728
3,500		CVS Health Corporation	342,195
2,300		Delhaize Group (ADR)	55,867
2,400		Koninklijke Ahold NV (ADR)	50,724
3,100		Nu Skin Enterprises, Inc. – Class “A”	117,459
2,000		PepsiCo, Inc.	199,840
3,600		Philip Morris International, Inc.	316,476
1,250		Procter & Gamble Company	99,263
3,050		Tyson Foods, Inc. – Class “A”	162,657
1,900		Wal-Mart Stores, Inc.	116,470
			1,986,207

132

Shares		Security	Value
		Energy—3.2%
1,600		Anadarko Petroleum Corporation	$ 77,728
400		Chevron Corporation	35,984
2,700		ConocoPhillips	126,063
2,700		Devon Energy Corporation	86,400
2,400		ExxonMobil Corporation	187,080
1,200		Hess Corporation	58,176
3,400		Marathon Oil Corporation	42,806
4,100		Marathon Petroleum Corporation	212,544
1,150		Occidental Petroleum Corporation	77,751
1,350		Phillips 66	110,430
500		Schlumberger, Ltd.	34,875
4,100		Suncor Energy, Inc.	105,780
			1,155,617
		Financials—8.1%
1,500		ACE, Ltd.	175,275
3,000		American Express Company	208,650
1,800		Ameriprise Financial, Inc.	191,556
6,800		Brixmor Property Group, Inc. (REIT)	175,576
4,100		Citizens Financial Group, Inc.	107,379
3,600		Discover Financial Services	193,032
6,600		Financial Select Sector SPDR Fund (ETF)	156,948
600		iShares Core S&P Mid-Cap ETF (ETF)	83,628
1,200		iShares Russell 2000 ETF (ETF)	135,012
4,800		JPMorgan Chase & Company	316,944
700		Morgan Stanley	22,267
1,850		PNC Financial Services Group, Inc.	176,324
800		SPDR S&P 500 ETF Trust (ETF)	163,112
3,000		SPDR S&P Regional Banking (ETF)	125,760
7,600		Sunstone Hotel Investors, Inc. (REIT)	94,924
5,100		Tanger Factory Outlet Centers, Inc. (REIT)	166,770
4,250		U.S. Bancorp	181,348
4,800		Urstadt Biddle Properties, Inc. – Class “A” (REIT)	92,352
3,500		Wells Fargo & Company	190,260
			2,957,117
		Health Care—11.1%
4,850		Abbott Laboratories	217,813
4,050		AbbVie, Inc.	239,922
1,100	*	Allergan, PLC	343,750
4,200		Baxalta, Inc.	163,926

133

Portfolio of Investments (continued)
TOTAL RETURN FUND
December 31, 2015

Shares		Security	Value
		Health Care (continued)
2,100		Baxter International, Inc.	$ 80,115
2,100		Cardinal Health, Inc.	187,467
1,900	*	Express Scripts Holding Company	166,079
3,900		Gilead Sciences, Inc.	394,641
2,700		Hill-Rom Holdings, Inc.	129,762
3,300		Johnson & Johnson	338,976
118	*	Mallinckrodt, PLC	8,806
900		McKesson Corporation	177,507
2,000		Medtronic, PLC	153,840
3,900		Merck & Company, Inc.	205,998
2,500	*	Mylan NV	135,175
10,550		Pfizer, Inc.	340,554
3,200		Phibro Animal Health Corporation – Class “A”	96,416
3,100		Thermo Fisher Scientific, Inc.	439,735
3,750	*	VWR Corporation	106,163
2,400		Zoetis, Inc.	115,008
			4,041,653
		Industrials—5.1%
1,650		3M Company	248,556
2,700		Altra Industrial Motion Corporation	67,716
2,400	*	Generac Holdings, Inc.	71,448
3,000		General Electric Company	93,450
2,500		Honeywell International, Inc.	258,925
2,700		ITT Corporation	98,064
250		Lockheed Martin Corporation	54,287
1,100		ManpowerGroup, Inc.	92,719
1,100		Nielsen Holdings, PLC	51,260
1,250		Ryder System, Inc.	71,038
1,200		Snap-On, Inc.	205,716
3,800	*	TAL International Group, Inc.	60,420
1,800		Textainer Group Holdings, Ltd.	25,398
4,350		Textron, Inc.	182,744
3,300		Tyco International, PLC	105,237
1,700		United Technologies Corporation	163,319
			1,850,297
		Information Technology—9.7%
3,450		Apple, Inc.	363,147
5,500	*	ARRIS International, PLC	168,135
1,400		Avago Technologies, Ltd.	203,210
10,900		Cisco Systems, Inc.	295,989

134

Shares		Security	Value
		Information Technology (continued)
2,400	*	eBay, Inc.	$ 65,952
11,500		EMC Corporation	295,320
5,600		Hewlett Packard Enterprise Company	85,120
5,800		HP, Inc.	68,672
7,000		Intel Corporation	241,150
900		International Business Machines Corporation	123,858
3,300		Juniper Networks, Inc.	91,080
4,400		Mentor Graphics Corporation	81,048
3,500		Methode Electronics, Inc.	111,405
7,500		Microsoft Corporation	416,100
1,000	*	NXP Semiconductors NV	84,250
4,200		Oracle Corporation	153,426
1,800	*	PTC, Inc.	62,334
900	*	Qorvo, Inc.	45,810
3,300		QUALCOMM, Inc.	164,951
1,300		SanDisk Corporation	98,787
5,500		Symantec Corporation	115,500
1,200	*	Synaptics, Inc.	96,408
1,800		TE Connectivity, Ltd.	116,298
			3,547,950
		Materials—.6%
1,300		International Paper Company	49,010
500		Praxair, Inc.	51,200
1,600		RPM International, Inc.	70,496
2,200	*	Trinseo SA	62,040
			232,746
		Telecommunication Services—1.3%
6,400		AT&T, Inc.	220,224
5,100		Verizon Communications, Inc.	235,722
			455,946
		Utilities—.9%
2,700		AGL Resources, Inc.	172,287
5,400		Exelon Corporation	149,958
1,000		NiSource, Inc.	19,510
			341,755
Total Value of Common Stocks (cost $19,066,182)			20,358,413

135

Portfolio of Investments (continued)
TOTAL RETURN FUND
December 31, 2015

Principal
Amount	Security	Value
	CORPORATE BONDS—21.7%
	Agriculture—.3%
$ 100M	Cargill, Inc., 6%, 11/27/2017 (a)	$ 107,383
	Automotive—.3%
100M	Johnson Controls, Inc., 5%, 3/30/2020	107,084
	Chemicals—.8%
100M	Agrium, Inc., 3.375%, 3/15/2025	91,412
100M	CF Industries, Inc., 3.45%, 6/1/2023	93,227
100M	Dow Chemical Co., 4.25%, 11/15/2020	104,906
		289,545
	Energy—1.9%
100M	Canadian Oil Sands, Ltd., 7.75%, 5/15/2019 (a)	107,205
100M	Continental Resources, Inc., 5%, 9/15/2022	73,875
100M	DCP Midstream Operating, LP, 2.5%, 12/1/2017	90,152
100M	Enbridge Energy Partners, LP, 4.2%, 9/15/2021	95,445
100M	Suncor Energy, Inc., 6.1%, 6/1/2018	107,616
100M	Valero Energy Corp., 9.375%, 3/15/2019	118,226
100M	Weatherford International, LLC, 6.35%, 6/15/2017	97,625
		690,144
	Financial Services—3.2%
100M	American Express Co., 7%, 3/19/2018	110,957
100M	American International Group, Inc., 3.75%, 7/10/2025	99,303
100M	Ameriprise Financial, Inc., 5.3%, 3/15/2020	110,959
100M	Assured Guaranty U.S. Holding, Inc., 5%, 7/1/2024	104,069
100M	BlackRock, Inc., 5%, 12/10/2019	110,629
	ERAC USA Finance, LLC:
100M	4.5%, 8/16/2021 (a)	105,940
100M	3.3%, 10/15/2022 (a)	98,527
100M	Ford Motor Credit Co., LLC, 8.125%, 1/15/2020	117,881
100M	General Electric Capital Corp., 5.625%, 9/15/2017	106,653
100M	Liberty Mutual Group, Inc., 4.95%, 5/1/2022 (a)	106,143
100M	Prudential Financial, Inc., 7.375%, 6/15/2019	116,141
		1,187,202
	Financials—4.3%
	Bank of America Corp.:
100M	5.65%, 5/1/2018	107,590
100M	5%, 5/13/2021	109,384

136

Principal
Amount	Security	Value
	Financials (continued)
$ 100M	Barclays Bank, PLC, 5.125%, 1/8/2020	$ 109,984
100M	Capital One Financial Corp., 3.75%, 4/24/2024	100,824
100M	Citigroup, Inc., 6.125%, 11/21/2017	107,768
100M	Deutsche Bank AG, 3.7%, 5/30/2024	99,776
100M	Fifth Third Bancorp, 3.5%, 3/15/2022	101,481
200M	Goldman Sachs Group, Inc., 3.625%, 1/22/2023	202,584
	JPMorgan Chase & Co.:
100M	6%, 1/15/2018	108,037
100M	4.5%, 1/24/2022	107,947
100M	Morgan Stanley, 6.625%, 4/1/2018	109,711
100M	SunTrust Banks, Inc., 6%, 9/11/2017	106,268
100M	U.S. Bancorp, 3.6%, 9/11/2024	101,732
100M	Wells Fargo & Co., 4.6%, 4/1/2021	109,090
		1,582,176
	Food/Drug—.3%
100M	CVS Health Corp., 3.875%, 7/20/2025	102,256
	Forest Products/Container—.3%
100M	Rock-Tenn Co., 4.9%, 3/1/2022	106,200
	Health Care—1.4%
100M	Biogen, Inc., 6.875%, 3/1/2018	109,597
100M	Express Scripts Holding Co., 4.75%, 11/15/2021	107,363
100M	Gilead Sciences, Inc., 3.65%, 3/1/2026	100,973
	Laboratory Corp. of America Holdings:
100M	3.2%, 2/1/2022	98,277
100M	3.75%, 8/23/2022	100,788
		516,998
	Higher Education—.3%
100M	Yale University, 2.086%, 4/15/2019	100,896
	Information Technology—.5%
100M	Apple, Inc., 2.5%, 2/9/2025	95,605
100M	Hewlett Packard Enterprise Co., 2.85%, 10/5/2018 (a)	100,010
		195,615
	Manufacturing—.3%
100M	Tyco Electronics Group SA, 6.55%, 10/1/2017	107,813

137

Portfolio of Investments (continued)
TOTAL RETURN FUND
December 31, 2015

Principal
Amount	Security	Value
	Media-Broadcasting—.6%
$ 100M	Comcast Corp., 5.15%, 3/1/2020	$ 111,796
100M	DirecTV Holdings, LLC, 3.8%, 3/15/2022	100,770
		212,566
	Media-Diversified—.3%
100M	Time Warner, Inc., 3.6%, 7/15/2025	97,542
	Metals/Mining—.3%
100M	Newmont Mining Corp., 5.125%, 10/1/2019	104,105
	Real Estate Investment Trusts—2.0%
100M	AvalonBay Communities, Inc., 3.5%, 11/15/2025	99,239
100M	Boston Properties, LP, 5.875%, 10/15/2019	111,099
100M	Digital Realty Trust, LP, 5.25%, 3/15/2021	108,103
100M	HCP, Inc., 5.375%, 2/1/2021	109,011
100M	ProLogis, LP, 3.35%, 2/1/2021	101,370
100M	Simon Property Group, LP, 3.375%, 10/1/2024	101,057
100M	Ventas Realty, LP, 4.75%, 6/1/2021	106,623
		736,502
	Retail-General Merchandise—.9%
100M	Amazon.com, Inc., 4.8%, 12/5/2034	105,613
100M	GAP, Inc., 5.95%, 4/12/2021	105,908
100M	Home Depot, Inc., 5.875%, 12/16/2036	122,120
		333,641
	Telecommunications—.6%
200M	Verizon Communications, Inc., 5.15%, 9/15/2023	220,217
	Transportation—1.1%
100M	Burlington North Santa Fe, LLC, 5.15%, 9/1/2043	105,861
100M	GATX Corp., 5.2%, 3/15/2044	95,791
100M	Penske Truck Leasing Co., LP, 4.875%, 7/11/2022 (a)	104,154
100M	Southwest Airlines Co., 2.65%, 11/5/2020	99,604
		405,410
	Utilities—2.0%
100M	Dominion Gas Holdings, LLC, 2.8%, 11/15/2020	100,394
100M	Duke Energy Progress, Inc., 4.15%, 12/1/2044	97,939
100M	Electricite de France SA, 3.625%, 10/13/2025 (a)	97,956

138

Principal
Amount	Security	Value
	Utilities (continued)
$ 100M	Ohio Power Co., 5.375%, 10/1/2021	$ 111,448
100M	Oklahoma Gas & Electric Co., 4%, 12/15/2044	94,030
100M	Sempra Energy, 9.8%, 2/15/2019	121,092
100M	South Carolina Electric & Gas Co., 5.45%, 2/1/2041	110,367
		733,226
Total Value of Corporate Bonds (cost $8,090,115)		7,936,521
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—6.1%
	Fannie Mae—5.4%
320M	3%, 6/1/2030 – 1/13/2046 (b)	323,444
745M	3.5%, 11/1/2028 – 1/13/2046 (b)	776,522
548M	4%, 7/1/2041 – 1/13/2046 (b)	580,270
139M	4.5%, 8/1/2041	151,243
134M	5%, 3/1/2042	148,153
		1,979,632
	Freddie Mac—.7%
131M	3.5%, 11/1/2042 – 7/1/2044	135,536
110M	4%, 7/1/2044 – 4/1/2045	116,876
		252,412
Total Value of Residential Mortgage-Backed Securities (cost $2,232,381)		2,232,044
	U.S. GOVERNMENT OBLIGATIONS—5.1%
100M	U.S. Treasury Bonds, 3.125%, 8/15/2044	102,228
	U.S. Treasury Notes:
500M	0.3052%, 1/31/2016 †	500,019
100M	0.3442%, 1/31/2017 †	99,999
100M	0.3342%, 4/30/2017 †	99,919
300M	0.4282%, 10/31/2017 †	299,754
200M	2%, 2/15/2023	198,875
550M	0.625%, 1/15/2024 (TIPS)	554,903
Total Value of U.S. Government Obligations (cost $1,884,580)		1,855,697

139

Portfolio of Investments (continued)
TOTAL RETURN FUND
December 31, 2015

Principal
Amount	Security		Value
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—1.8%
	Fannie Mae:
$ 100M	1.5%, 11/30/2020		$ 98,293
300M	1.75%, 11/26/2019		301,710
250M	2.36%, 12/14/2022		248,369
Total Value of U.S. Government Agency Obligations (cost $646,478)			648,372
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—10.7%
	Federal Home Loan Bank:
500M	0.095%, 1/14/2016		499,980
400M	0.12%, 1/21/2016		399,974
1,200M	0.18%, 1/27/2016		1,199,893
600M	0.24%, 2/3/2016		599,880
700M	0.245%, 1/27/2016		699,938
500M	0.25%, 1/7/2016		499,994
Total Value of Short-Term U.S. Government Agency Obligations (cost $3,899,524)			3,899,659
Total Value of Investments (cost $35,819,260)		101.2%	36,930,706
Excess of Liabilities Over Other Assets		(1.2)	(421,685)
Net Assets		100.0%	$36,509,021

*	Non-income producing
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 5).
(b)	A portion or all of the security purchased on a when-issued or delayed delivery basis (see
Note 1G).
†	Interest rates on adjustable rate bonds are determined and reset periodically. The interest rates shown are the rates in effect of December 31, 2015.

Summary of Abbreviations:
	ADR	American Depositary Receipts
	ETF	Exchange Traded Fund
	REIT	Real Estate Investment Trust
	TIPS	Treasury Inflation-Protected Securities

140

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$20,358,413	$—	$—	$20,358,413
Corporate Bonds	—	7,936,521	—	7,936,521
Residential Mortgage-Backed
Securities	—	2,232,044	—	2,232,044
U.S. Government Obligations	—	1,855,697	—	1,855,697
U.S. Government Agency
Obligations	—	647,372	—	647,372
Short-Term U.S. Government
Agency Obligations	—	3,899,659	—	3,899,659
Total Investments in Securities*	$20,358,413	$16,571,293	$—	$36,929,706

*	The Portfolio of Investments provides information on the industry categorization for common stocks and corporate bonds.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended
December 31, 2015. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	141

Statements of Assets and Liabilities
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2015

	BALANCED	CASH	EQUITY	FUND FOR		GROWTH &
	INCOME	MANAGEMENT	INCOME	INCOME	GOVERNMENT	INCOME	INTERNATIONAL
Assets
Investments in securities:
At identified cost	$5,492,867	$13,802,497	$83,725,115	$97,714,622	$30,632,440	$292,561,369	$95,323,958
At value (Note 1A)	$5,439,924	$13,802,497	$106,924,001	$93,621,616	$30,631,963	$455,730,495	$132,617,424
Cash	310,220	483,736	765,558	676,225	707,353	939,960	808,104
Receivables:
Investment securities sold	—	—	97,021	430,773	—	355	—
Interest and dividends	22,328	288	193,692	1,380,316	102,894	883,187	356,281
Trust shares sold	10,574	75	62,433	97,421	31,828	113,245	79,919
Other assets	—	405	4,371	4,213	1,302	18,893	5,473
Total Assets	5,783,046	14,287,001	108,047,076	96,210,564	31,475,340	457,686,135	133,867,201
Liabilities
Payables:
Investment securities purchased	718,572	—	797,799	1,044,588	1,628,714	33,249	—
Trust shares redeemed	—	315,293	147,478	49,317	39,569	246,914	55,808
Accrued advisory fees	2,367	—	68,315	60,612	15,141	287,251	84,720
Accrued expenses	16,048	13,324	17,002	22,564	15,195	32,113	35,465
Total Liabilities	736,987	328,617	1,030,594	1,177,081	1,698,619	599,527	175,993
Net Assets	$5,046,059	$13,958,384	$107,016,482	$95,033,483	$29,776,721	$457,086,608	$133,691,208
Net Assets Consist of:
Capital paid in	$5,101,473	$13,958,384	$77,986,330	$118,630,424	$30,164,054	$266,937,346	$106,574,341
Undistributed net investment income (deficit)	(1,149)	—	2,153,046	4,590,953	637,207	6,459,887	1,623,198
Accumulated net realized gain (loss) on investments
and foreign currency transactions	(1,322)	—	3,678,220	(24,094,888)	(1,024,063)	20,520,249	(11,786,229
Net unrealized appreciation (depreciation) in value
of investments and foreign currency transactions	(52,943)	—	23,198,886	(4,093,006)	(477)	163,169,126	37,279,898
Total	$5,046,059	$13,958,384	$107,016,482	$95,033,483	$29,776,721	$457,086,608	$133,691,208
Shares of beneficial interest outstanding (Note 2)	513,132	13,958,384	5,347,443	15,668,361	3,060,462	10,601,755	6,252,882
Net asset value, offering and redemption price per share —
(Net assets divided by shares outstanding)	$9.83	$1.00	$20.01	$6.07	$9.73	$43.11	$21.38

142	See notes to financial statements	143

Statements of Assets and Liabilities
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2015

		LIMITED
		DURATION
	INVESTMENT	HIGH QUALITY		REAL	SELECT	SPECIAL	TOTAL
	GRADE	BOND	OPPORTUNITY	ESTATE	GROWTH	SITUATIONS	RETURN
Assets
Investments in securities:
At identified cost	$60,610,964	$5,778,291	$36,691,536	$5,141,247	$36,877,912	$172,462,834	$35,819,260
At value (Note 1A)	$60,817,904	$5,750,911	$39,464,568	$5,211,764	$47,141,946	$199,371,817	$36,930,706
Cash	489,977	272,474	844,188	233,447	843,604	1,061,944	364,396
Receivables:
Investment securities sold	—	—	58,945	—	—	2,085,746	—
Interest and dividends	768,976	23,316	61,992	24,911	14,677	287,663	145,740
Trust shares sold	69,563	95,642	139,242	15,982	72,116	124,294	115,073
Other assets	2,694	182	1,554	14,537	1,874	8,573	1,426
Total Assets	62,149,114	6,142,525	40,570,489	5,500,641	48,074,217	202,940,037	37,557,341
Liabilities
Payables:
Investment securities purchased	—	290,699	415,221	—	—	600,349	1,010,187
Trust shares redeemed	82,057	329	56	60	32,505	65,046	125
Accrued advisory fees	31,701	2,794	25,135	3,284	30,675	129,363	22,772
Accrued expenses	14,942	12,253	16,065	15,388	13,785	24,384	15,236
Total Liabilities	128,700	306,075	456,477	18,732	76,965	819,142	1,048,320
Net Assets	$62,020,414	$5,836,450	$40,114,012	$5,481,909	$47,997,252	$202,120,895	$36,509,021
Net Assets Consist of:
Capital paid in	$62,450,228	$5,866,277	$37,916,276	$5,343,101	$34,075,923	$160,677,207	$35,342,778
Undistributed net investment income	1,193,267	14,453	185,108	37,714	302,470	1,100,614	338,962
Accumulated net realized gain (loss) on investments	(1,830,021)	(16,900)	(760,404)	30,577	3,354,825	13,434,091	(284,165)
Net unrealized appreciation (depreciation) in value
of investments	206,940	(27,380)	2,773,032	70,517	10,264,034	26,908,983	1,111,446
Total	$62,020,414	$5,836,450	$40,114,012	$5,481,909	$47,997,252	$202,120,895	$36,509,021
Shares of beneficial interest outstanding (Note 2)	5,798,642	602,268	2,722,367	539,852	3,433,408	6,237,364	3,047,179
Net asset value, offering and redemption price per share —
(Net assets divided by shares outstanding)	$10.70	$9.69	$14.73	$10.15	$13.98	$32.40	$11.98

144	See notes to financial statements	145

Statements of Operations
FIRST INVESTORS LIFE SERIES FUNDS
Year Ended December 31, 2015

	BALANCED	CASH	EQUITY	FUND FOR		GROWTH &
	INCOME *	MANAGEMENT	INCOME	INCOME	GOVERNMENT	INCOME	INTERNATIONAL
Investment Income
Income:
Interest	$6,311	$10,372	$2,544	$5,673,408	$715,927	$2,721	$675
Dividends	9,366 (a)	—	3,033,636 (b)	—	—	10,215,393 (c)	2,810,302 (d)
Total income	15,677	10,372	3,036,180	5,673,408	715,927	10,218,114	2,810,977

Expenses (Notes 1 and 4):
Advisory fees	4,878	59,670	819,548	744,065	226,964	3,560,457	1,008,680
Professional fees	13,510	16,017	22,175	21,375	15,931	61,177	27,556
Custodian fees and expenses	600	3,883	8,705	12,322	7,505	20,324	72,930
Reports and notices to shareholders	250	3,238	13,078	15,028	5,115	52,030	16,682
Registration fees	1,431	180	129	136	134	135	131
Trustees’ fees	9	408	5,655	5,143	1,573	25,147	6,959
Other expenses	444	3,287	14,974	52,944	15,163	42,649	36,525
Total expenses	21,122	86,683	884,264	851,013	272,385	3,761,919	1,169,463
Less: Expenses waived and/or assumed (Note 4)	(976)	(76,282)	—	—	(45,393)	—	—
Expenses paid indirectly (Note 1G)	—	(29)	(1,151)	(935)	(154)	(3,693)	(254)
Net expenses	20,146	10,372	883,113	850,078	226,838	3,758,226	1,169,209
Net investment income (loss)	(4,469)	—	2,153,067	4,823,330	489,089	6,459,888	1,641,768
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions (Note 3):
Net realized gain (loss) on:
Investments	(1,322)	—	3,748,544	(4,413,836)	(326,405)	22,045,976	(21,083)
Foreign currency transactions (Note 1C)	—	—	—	—	—	—	(18,761)
Net realized gain (loss) on investments and
foreign currency transactions	(1,322)	—	3,748,544	(4,413,836)	(326,405)	22,045,976	(39,844)
Net unrealized appreciation (depreciation) on investments
and foreign currency transactions	(52,943)	—	(7,005,482)	(2,252,019)	(133,306)	(43,062,986)	2,994,815
Net gain (loss) on investments and foreign
currency transactions	(54,265)	—	(3,256,938)	(6,665,855)	(459,711)	(21,017,010)	2,954,971
Net Increase (Decrease) in Net Assets Resulting
from Operations	$(58,734)	$—	$(1,103,871)	$(1,842,525)	$29,378	$(14,557,122)	$4,596,739

*	From November 2, 2015 (commencement of operations) to December 31, 2015.
(a)	Net of $44 foreign taxes withheld
(b)	Net of $8,202 foreign taxes withheld
(c)	Net of $21,558 foreign taxes withheld
(d)	Net of $293,610 foreign taxes withheld

146	See notes to financial statements	147

Statements of Operations
FIRST INVESTORS LIFE SERIES FUNDS
Year Ended December 31, 2015

		LIMITED
		DURATION
	INVESTMENT	HIGH QUALITY		REAL	SELECT	SPECIAL	TOTAL
	GRADE	BOND	OPPORTUNITY	ESTATE*	GROWTH	SITUATIONS	RETURN

Investment Income
Income:
Interest	$2,393,502	$56,986	$608	$—	$171	$2,667	$278,541
Dividends	—	—	492,837 (e)	98,928	687,283	2,803,068	403,655 (f)
Total income	2,393,502	56,986	493,445	98,928	687,454	2,805,735	682,196

Expenses (Notes 1 and 4):
Advisory fees	472,165	27,682	260,870	20,210	349,528	1,599,172	244,104
Professional fees	16,736	16,985	14,334	30,898	15,163	35,630	13,885
Custodian fees and expenses	6,111	4,669	19,176	4,035	3,848	12,816	13,079
Reports and notices to shareholders	8,799	51	5,341	998	6,418	24,421	6,644
Registration fees	138	1,464	129	1,484	887	133	130
Trustees’ fees	3,266	175	1,729	109	2,383	11,012	1,641
Other expenses	13,609	7,565	7,255	3,506	6,952	23,653	11,456
Total expenses	520,824	58,591	308,834	61,240	385,179	1,706,837	290,939
Less: Expenses waived (Note 4)	(94,433)	(5,537)	—	—	—	—	—
Expenses paid indirectly (Note 1G)	(465)	(43)	(502)	(26)	(184)	(1,717)	(309)
Net expenses	425,926	53,011	308,332	61,214	384,995	1,705,120	290,630
Net investment income	1,967,576	3,975	185,113	37,714	302,459	1,100,615	391,566
Realized and Unrealized Gain (Loss) on Investments
(Note 3):
Net realized gain (loss) on investments	386,873	(4,776)	(424,803)	30,577	3,355,150	13,583,984	(176,397)
Net unrealized appreciation (depreciation) on investments	(2,593,994)	(20,972)	(491,446)	70,517	(2,275,973)	(15,432,445)	(831,926)
Net gain (loss) on investments	(2,207,121)	(25,748)	(916,249)	101,094	1,079,177	(1,848,461)	(1,008,323)
Net Increase (Decrease) in Net Assets Resulting
from Operations	$(239,545)	$(21,773)	$(731,136)	$138,808	$1,381,636	$(747,846)	$(616,757)

*	From May 1, 2015 (commencement of operations) to December 31, 2015.
(e)	Net of $126 foreign taxes withheld
(f)	Net of $829 foreign taxes withheld

148	See notes to financial statements	149

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

	BALANCED
	INCOME	CASH MANAGEMENT		EQUITY INCOME		FUND FOR INCOME
Year Ended December 31	2015 *	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$(4,469)	$—	$—	$2,153,067	$1,821,748	$4,823,330	$4,814,307
Net realized gain (loss) on investments	(1,322)	—	—	3,748,544	3,841,139	(4,413,836)	389,912
Net unrealized appreciation (depreciation)
of investments	(52,943)	—	—	(7,005,482)	2,582,413	(2,252,019)	(4,402,351)
Net increase (decrease) in net assets resulting
from operations	(58,734)	—	—	(1,103,871)	8,245,300	(1,842,525)	801,868

Distributions to Shareholders
Net investment income	—	—	—	(1,821,769)	(1,692,596)	(5,371,141)	(5,169,204)
Net realized gains	—	—	—	(3,844,993)	(4,129,108)	—	—
Total distributions	—	—	—	(5,666,762)	(5,821,704)	(5,371,141)	(5,169,204)

Trust Share Transactions
Proceeds from shares sold	5,105,056	36,597,803	42,552,656	5,315,023	8,118,552	5,334,276	8,401,510
Reinvestment of distributions	—	—	—	5,666,762	5,821,704	5,371,141	5,169,204
Cost of shares redeemed	(263)	(32,616,953)	(43,527,282)	(6,736,210)	(5,450,729)	(7,107,965)	(5,742,002)
Net increase (decrease) from trust share transactions	5,104,793	3,980,850	(974,626)	4,245,575	8,489,527	3,597,452	7,828,712
Net increase (decrease) in net assets	5,046,059	3,980,850	(974,626)	(2,525,058)	10,913,123	(3,616,214)	3,461,376

Net Assets
Beginning of year	—	9,977,534	10,952,160	109,541,540	98,628,417	98,649,697	95,188,321
End of year †	$5,046,059	$13,958,384	$9,977,534	$107,016,482	$109,541,540	$95,033,483	$98,649,697
†Includes undistributed net investment income (deficit) of	$(1,149)	$—	$—	$2,153,046	$1,821,748	$4,590,953	$4,654,859

Trust Shares Issued and Redeemed
Sold	513,159	36,597,803	42,552,656	260,788	393,394	845,118	1,253,054
Issued for distributions reinvested	—	—	—	273,229	296,119	844,519	780,847
Redeemed	(27)	(32,616,953)	(43,527,282)	(331,942)	(264,808)	(1,125,292)	(855,036)
Net increase (decrease) in trust shares outstanding	513,132	3,980,850	(974,626)	202,075	424,705	564,345	1,178,865

*	From November 2, 2015 (commencement of operations) to December 31, 2015.

150	See notes to financial statements	151

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

	GOVERNMENT		GROWTH & INCOME		INTERNATIONAL		INVESTMENT GRADE
Year Ended December 31	2015	2014	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets From Operations
Net investment income	$489,089	$557,861	$6,459,888	$5,622,556	$1,641,768	$1,463,608	$1,967,576	$1,701,642
Net realized gain (loss) on investments and
foreign currency transactions	(326,405)	155,039	22,045,976	25,731,545	(39,844)	2,973,428	386,873	1,216,895
Net unrealized appreciation (depreciation) of investments
and foreign currency transactions	(133,306)	210,134	(43,062,986)	4,161,730	2,994,815	(1,381,288)	(2,593,994)	538,790
Net increase (decrease) in net assets resulting
from operations	29,378	923,034	(14,557,122)	35,515,831	4,596,739	3,055,748	(239,545)	3,457,327

Distributions to Shareholders
Net investment income	(691,893)	(784,013)	(5,622,525)	(5,573,499)	(1,462,160)	(1,447,791)	(2,627,252)	(2,449,388)
Net realized gains	—	—	(25,760,338)	(3,093,486)	—	—	—	—
Total distributions	(691,893)	(784,013)	(31,382,863)	(8,666,985)	(1,462,160)	(1,447,791)	(2,627,252)	(2,449,388)

Trust Share Transactions
Proceeds from shares sold	1,608,669	2,155,159	7,516,405	9,943,269	4,030,067	5,628,877	4,429,133	5,433,008
Reinvestment of distributions	691,893	784,013	31,382,863	8,666,985	1,462,160	1,447,791	2,627,252	2,449,388
Cost of shares redeemed	(2,572,137)	(2,850,062)	(28,469,280)	(27,285,089)	(6,209,304)	(5,892,325)	(5,371,890)	(4,251,021)
Net increase (decrease) from trust share transactions	(271,575)	89,110	10,429,988)	(8,674,835)	(717,077)	1,184,343	1,684,495	3,631,375
Net increase (decrease) in net assets	(934,090)	228,131	(35,509,997)	18,174,011	2,417,502	2,792,300	(1,182,302)	4,639,314

Net Assets
Beginning of year	30,710,811	30,482,680	492,596,605	474,422,594	131,273,706	128,481,406	63,202,716	58,563,402
End of year †	$29,776,721	$30,710,811	$457,086,608	$492,596,605	$133,691,208	$131,273,706	$62,020,414	$63,202,716
†Includes undistributed net investment income of	$637,207	$691,883	$6,459,887	$5,622,557	$1,623,198	$1,462,187	$1,193,267	$1,541,764

Trust Shares Issued and Redeemed
Sold	164,579	218,414	167,819	218,789	188,538	265,505	408,445	490,396
Issued for distributions reinvested	70,673	80,247	678,695	197,516	67,381	69,372	241,253	226,167
Redeemed	(262,643)	(288,676)	(629,540)	(600,449)	(291,068)	(277,543)	(494,176)	(384,124)
Net increase (decrease) in trust shares outstanding	(27,391)	9,985	216,974	(184,144)	(35,149)	57,334	155,522	332,439

152	See notes to financial statements	153

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

	LIMITED DURATION				REAL
	HIGH QUALITY BOND		OPPORTUNITY		ESTATE	SELECT GROWTH
Year Ended December 31	2015	2014 *	2015	2014	2015 **	2015	2014
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$3,975	$(32,501)	$185,113	$60,296	$37,714	$302,459	$167,049
Net realized gain (loss) on investments	(4,776)	233	(424,803)	(326,693)	30,577	3,355,150	2,393,581
Net unrealized appreciation (depreciation) of investments	(20,972)	(6,408)	(491,446)	1,563,896	70,517	(2,275,973)	2,427,906
Net increase (decrease) in net assets resulting
from operations	(21,773)	(38,676)	(731,136)	1,297,499	138,808	1,381,636	4,988,536

Distributions to Shareholders
Net investment income	—	—	(60,301)	—	—	(167,038)	(125,761)
Net realized gains	—	—	—	(7,787)	—	(2,393,572)	(41,015)
Total distributions	—	—	(60,301)	(7,787)	—	(2,560,610)	(166,776)

Trust Share Transactions
Proceeds from shares sold	3,413,609	2,619,930	16,416,999	13,087,780	5,379,891	5,806,585	5,841,359
Reinvestment of distributions	—	—	60,301	7,787	—	2,560,610	166,776
Cost of shares redeemed	(116,645)	(19,995)	(3,051,700)	(532,614)	(36,790)	(2,777,732)	(2,249,337)
Net increase from trust share transactions	3,296,964	2,599,935	13,425,600	12,562,953	5,343,101	5,589,463	3,758,798
Net increase in net assets	3,275,191	2,561,259	12,634,163	13,852,665	5,481,909	4,410,489	8,580,558

Net Assets
Beginning of year	2,561,259	—	27,479,849	13,627,184	—	43,586,763	35,006,205
End of year †	$5,836,450	$2,561,259	$40,114,012	$27,479,849	$5,481,909	$47,997,252	$43,586,763
†Includes undistributed net investment income (deficit) of	$14,453	$(1,646)	$185,108	$60,296	$37,714	$302,470	$167,049

Trust Shares Issued and Redeemed
Sold	351,206	265,066	1,074,011	915,743	543,588	409,840	437,045
Issued for distributions reinvested	—	—	3,867	552	—	180,198	12,878
Redeemed	(11,967)	(2,037)	(202,544)	(37,007)	(3,736)	(196,062)	(168,982)
Net increase in trust shares outstanding	339,239	263,029	875,334	879,288	539,852	393,976	280,941

*	From July 1, 2014 (commencement of operations) to December 31, 2014.
**	From May 1, 2015 (commencement of operations) to December 31, 2015.

154	See notes to financial statements	155

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

	SPECIAL SITUATIONS		TOTAL RETURN
Year Ended December 31	2015	2014	2015	2014
Increase (Decrease) in Net Assets From Operations
Net investment income	$1,100,615	$1,331,338	$391,566	$199,218
Net realized gain (loss) on investments	13,583,984	9,214,245	(176,397)	(39,546)
Net unrealized appreciation (depreciation)
of investments	(15,432,445)	1,898,988	(831,926)	1,077,249
Net increase (decrease) in net assets resulting
from operations	(747,846)	12,444,571	(616,757)	1,236,921
Distributions to Shareholders
Net investment income	(1,331,340)	(948,767)	(305,447)	(17,034)
Net realized gains	(9,169,641)	(33,976,971)	—	—
Total distributions	(10,500,981)	(34,925,738)	(305,447)	(17,034)
Trust Share Transactions
Proceeds from shares sold	4,578,638	5,127,856	11,110,483	14,856,310
Reinvestment of distributions	10,500,981	34,925,738	305,447	17,034
Cost of shares redeemed	(10,655,406)	(9,841,042)	(2,581,178)	(939,053)
Net increase from trust share transactions	4,424,213	30,212,552	8,834,752	13,934,291
Net increase (decrease) in net assets	(6,824,614)	7,731,385	7,912,548	15,154,178
Net Assets
Beginning of year	208,945,509	201,214,124	28,596,473	13,442,295
End of year †	$202,120,895	$208,945,509	$36,509,021	$28,596,473
†Includes undistributed net investment income of	$1,100,614	$1,331,339	$338,962	$204,014
Trust Shares Issued and Redeemed
Sold	136,051	151,084	908,647	1,245,483
Issued for distributions reinvested	307,676	1,082,297	24,416	1,461
Redeemed	(311,438)	(291,150)	(211,680)	(78,453)
Net increase in trust shares outstanding	132,289	942,231	721,383	1,168,491

156	See notes to financial statements	157

Notes to Financial Statements
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2015

1. Significant Accounting Policies —First Investors Life Series Funds, a Delaware statutory trust (“the Trust”), is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Trust operates as a series fund, issuing shares of beneficial interest in the Balanced Income Fund, Cash Management Fund, Equity Income Fund, Fund For Income, Government Fund, Growth & Income Fund, International Fund, Investment Grade Fund, Limited Duration High Quality Bond Fund, Opportunity Fund, Real Estate Fund, Select Growth Fund, Special Situations Fund and Total Return Fund (each a “Fund”, collectively, “the Funds”), and accounts separately for the assets, liabilities and operations of each Fund. Each Fund is diversified except for Real Estate Fund which is non-diversified. The objective of each Fund as of December 31, 2015 is as follows:

Balanced Income Fund seeks income as its primary objective and has a secondary objective of capital appreciation.

Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Equity Income Fund seeks total return.

Fund For Income seeks high current income.

Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Growth & Income Fund seeks long-term growth of capital and current income.

International Fund primarily seeks long-term capital growth.

Investment Grade Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Limited Duration High Quality Bond Fund seeks current income consistent with low volatility of principal.

Opportunity Fund seeks long-term capital growth.

Real Estate Fund seeks total return.

Select Growth Fund seeks long-term growth of capital.

Special Situations Fund seeks long-term growth of capital.

Total Return Fund seeks high, long-term total investment return consistent with moderate investment risk.

158

A. Security Valuation—Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter (“OTC”) market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based on quotes furnished by a market maker for such securities or an authorized pricing service. Fixed income securities, other than short-term debt securities held by the Cash Management Fund, are priced based upon valuations that are provided by a pricing service. Other securities may also be priced based upon valuations that are provided by pricing services approved by the Trust’s Board of Trustees (“the Board”). The pricing services consider security type, rating, market condition and yield data as well as market quotations, prices provided by market makers and other available information in determining value.

The Funds monitor for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, natural disasters, political events and issuer-specific developments. If the Valuation Committee of Foresters Investment Management Company, Inc. (“FIMCO”) decides that such events warrant using fair value estimates, it will take such events into consideration in determining the fair values of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board. The Funds also use estimates from a pricing service to fair value foreign equity securities in the event that fluctuations in U.S. securities markets exceed a predetermined level or if a foreign market is closed. For valuation purposes, where applicable, quotations of foreign securities in foreign currencies are translated to U.S. dollar equivalents using the foreign exchange quotation in effect.

The Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and market value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.

159

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2015

In accordance with Accounting Standards Codification 820 “Fair Value Measurements and Disclosures” (“ASC 820”), investments held by the Funds are carried at “fair value”. As defined by ASC 820, fair value is the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the Funds’ investments.

In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Equity securities traded on an exchange or the Nasdaq Stock Market are categorized in Level 1 of the fair value hierarchy to the extent that they are actively traded and valuation adjustments are not applied. Foreign securities that are fair valued in the event that fluctuations in U.S. securities markets exceed a predetermined level or if a foreign market is closed are categorized in Level 2. Corporate and municipal bonds, asset backed, U.S. Government and U.S. Government Agency securities, pass-through certificates and loan participations are categorized in Level 2 to the extent that the inputs are observable and timely, otherwise they would be categorized in Level 3. Short-term notes that are valued at amortized cost by the Cash Management Fund are categorized in Level 2. Restricted securities and securities that are fair valued by the Valuation Committee may be categorized in either Level 2 or Level 3 of the fair value hierarchy depending on the relative significance of the unobservable valuation inputs.

160

The aggregate value by input level, as of December 31, 2015, for each Fund’s investments is included following each Fund’s portfolio of investments.

B. Federal Income Tax—No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers), to relieve each Fund from all, or substantially all, federal income taxes. At December 31, 2015, capital loss carryovers were as follows:

					Not Subject
					to Expiration
Fund	Total	2016	2017	2018	Long Term	Short Term
Balanced Income	$1,322	$—	$—	$—	$—	$1,322
Fund For Income	24,088,699	3,694,844	15,502,053	—	3,554,607	1,337,195
Government	1,023,896	—	—	—	217,741	806,155
International	11,471,145	1,810,164	8,389,229	1,032,753	—	238,999
Investment Grade	1,829,332	684,231	1,145,101	—	—	—
Limited Duration
High Quality Bond	16,900	—	—	—	52	16,848
Opportunity	698,552	—	—	—	—	698,552
Total Return	274,892	—	—	—	98,142	176,750

During the year ended December 31, 2015, the Investment Grade Fund utilized capital loss carryovers in the amount of $75,694.

As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act of 2010”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized prior to capital loss carryovers occurring prior to the enactment of the Modernization Act of 2010.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2012 – 2014, or expected to be taken in the Funds’ 2015 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, New York State, New York City and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

161

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2015

C. Foreign Currency Translations and Transactions—The accounting records of the International Fund (the “Fund”) are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the date of valuation. Purchases and sales of investment securities, dividend income and certain expenses are translated to U.S. dollars at the prevailing rates of exchange on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. These changes are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains and losses on foreign currency transactions include gains and losses from the sales of spot currency transactions and gains and losses on accrued foreign dividends and related withholding taxes.

D. Distributions to Shareholders—The Separate Accounts, which own the shares of the Funds, will receive all dividends and other distributions by them. All dividends and distributions are reinvested by the Separate Accounts in additional shares of the distributing Funds. Distributions to shareholders from net investment income and net realized capital gains are generally declared and paid annually on all Funds, except for the Cash Management Fund which declares dividends, if any, from the total of net investment income (plus or minus all realized short-term gains and losses on investments) daily and pays monthly. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sale losses, late loss deferrals, post-October capital losses, net operating losses and foreign currency transactions.

E. Expense Allocation—Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Trust are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

F. Use of Estimates—The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

162

G. Other—Security transactions are generally accounted for on the first business day following the date the securities are purchased or sold, except for financial reporting purposes which is trade date. Investments in securities issued on a when-issued or delayed delivery basis are generally reflected in the assets of the Funds on the first business day following the date the securities are purchased and the Funds segregate assets for these transactions. Cost of securities is determined and gains and losses are based on the identified cost basis for securities for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date or for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Interest income and estimated expenses are accrued daily. Bond discounts and premiums are accreted or amortized using the interest method. Interest income on zero coupon bonds and step bonds is accrued daily at the effective interest rate. Withholding taxes on foreign dividends have been provided in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Bank of New York Mellon serves as custodian for the Funds and may provide credits against custodian charges based on uninvested cash balances of the Funds. For the year ended December 31, 2015, the Funds received credits in the amount of $3,154. For the period January 1, 2015 through March 15, 2015, Brown Brothers Harriman & Co. served as custodian for the Equity Income, Growth & Income, International, Opportunity, Select Growth, Special Situations and Total Return Funds. Certain of the Funds reduced expenses through brokerage service arrangements. For the year ended December 31, 2015, the Equity Income, Growth & Income, Opportunity, Special Situations and Total Return Funds’ expenses were reduced by a total of $6,308 under these arrangements.

2. Trust Shares —The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. The Trust consists of the Funds listed on the cover page, each of which is a separate and distinct series of the Trust. Shares in the Funds are acquired through the purchase of variable annuity or variable life insurance contracts for which a Fund is an investment option.

3. Security Transactions —For the year ended December 31, 2015, purchases and sales of securities and long-term U.S. Government obligations (excluding U.S. Treasury bills, short-term securities and foreign currencies, were as follows:

163

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2015

			Long-Term U.S.
	Securities		Government Obligations
	Cost of	Proceeds	Cost of	Proceeds
Fund	Purchases	of Sales	Purchases	of Sales
Balanced Income	$4,830,524	$834,158	$598,430	$98,492
Equity Income	27,970,377	24,811,408	—	—
Fund For Income	47,952,600	43,023,278	—	—
Government	14,758,031	18,628,531	10,926,309	7,564,897
Growth & Income	110,682,008	131,139,617	—	—
International	35,395,866	38,495,635	—	—
Investment Grade	22,773,956	22,602,612	1,269,063	—
Limited Duration
High Quality Bond	5,787,063	2,683,014	677,744	630,744
Opportunity	25,274,642	14,733,746	—	—
Real Estate	5,790,581	650,807	—	—
Select Growth	22,814,767	19,595,248	—	—
Special Situations	95,002,821	104,962,404	—	—
Total Return	18,780,109	11,142,557	902,645	652,703

At December 31, 2015, aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

				Net
		Gross	Gross	Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Balanced Income	$5,494,016	$18,908	$73,000	$(54,092)
Equity Income	83,781,386	26,596,424	3,453,809	23,142,615
Fund For Income	98,521,348	649,822	5,549,554	(4,899,732)
Government	30,632,606	266,322	266,965	(643)
Growth & Income	294,025,028	175,088,510	13,383,043	161,705,467
International	95,639,041	38,520,596	1,542,213	36,978,383
Investment Grade	62,012,995	693,136	1,888,227	(1,195,091)
Limited Duration
High Quality Bond	5,821,949	675	71,713	(71,038)
Opportunity	36,753,388	4,860,960	2,149,780	2,711,180
Real Estate	5,144,614	260,914	193,764	67,150
Select Growth	36,887,912	11,676,066	1,412,032	10,264,034
Special Situations	172,621,773	38,104,872	11,354,828	26,750,044
Total Return	36,029,912	2,448,759	1,547,965	900,794

164

4. Advisory Fee and Other Transactions With Affiliates —Certain officers of the Trust are officers of the Trust’s investment adviser, FIMCO and its transfer agent, Foresters Investor Services, Inc. (“FIS”). Trustees of the Trust who are not officers or directors of FIMCO or its affiliates are remunerated by the Funds. For the year ended December 31, 2015, total trustee fees accrued by the Funds amounted to $65,209.

The Investment Advisory Agreement provides as compensation to FIMCO for each Fund, an annual fee, payable monthly, at the rate of .75% on the first $250 million of each Fund’s average daily net assets, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion. For the year ended December 31, 2015, FIMCO has voluntarily waived advisory fees in the amount of $976 on Balanced Income Fund, $45,393 on Government Fund, $94,433 on Investment Grade Fund and $5,537 on Limited Duration High Quality Bond Fund in order to limit the advisory fees on these Funds to .60% of their average daily net assets. During the year ended December 31, 2015, FIMCO has voluntarily waived the Cash Management Fund’s entire advisory fee of $59,670 and assumed $16,612 of other Fund expenses to prevent a negative yield on the Fund’s shares. For the year ended December 31, 2015, total advisory fees accrued to FIMCO were $9,397,993 of which $206,009 was voluntarily waived by FIMCO as noted above.

Muzinich & Co., Inc. serves as investment subadviser to Fund For Income, Vontobel Asset Management, Inc. serves as investment subadviser to International Fund and Smith Asset Management Group, L.P. serves as investment subadviser to Select Growth Fund. The subadvisers are paid by FIMCO and not by the Funds.

5. Restricted Securities —Certain restricted securities are exempt from the registration requirements under Rule 144A of the Securities Act of 1933 and may only be sold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid. At December 31, 2015, the Equity Income Fund one 144A security with a value of $197,400 representing .2% of the Fund’s net assets, the Fund For Income held one hundred forty-four 144A securities with an aggregate value of $36,927,012 representing 38.9% of the Fund’s net assets, the Government Fund held one 144A security with a value of $127,012 representing .4%. of the Fund’s net assets, the Investment Grade Fund held twenty-one 144A securities with an aggregate value of $7,891,538 representing 12.7% of the Fund’s net assets, the Limited Duration High Quality Bond Fund held one 144A security with a value of $111,006 representing 1.9% of the Fund’s net assets and the Total Return Fund held eight 144A securities with an aggregate value of $827,318 representing 2.3% of the Fund’s net assets. Certain restricted securities are exempt from the registration requirements under Section 4(2) of the Securities Act of 1933 and may only be sold to qualified

165

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2015

investors. Unless otherwise noted, these Section 4(2) securities are deemed to be liquid. At December 31, 2015, the Cash Management Fund held three Section 4(2) securities with an aggregate value of $1,298,839 representing 9.3% of the Fund’s net assets. These securities are valued as set forth in Note 1A.

6. Derivatives —Some of the Funds may invest in derivatives such as futures contracts and options on futures contracts (“options”), to increase income, hedge against changes in interest rates or enhance potential return.

The Funds may enter into interest rate futures contracts on U.S. Treasury obligations and options thereon that are traded on a U.S. exchange. An interest rate futures contract provides for the future sale by one party and the purchase by another party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Such investments may be used for, among other purposes, the purpose of hedging against changes in the value of a Fund’s portfolio securities due to anticipated changes in interest rates and market conditions. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, 10-year U.S. Treasury Notes and three-month U.S. Treasury Bills. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, the Funds are required to deposit with their custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash or U.S. Government securities generally equal to 3%-5% or less of the contract value. This amount is known as “initial margin.”

An option on an interest rate futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The Funds may purchase put and call options on interest rate futures contracts on U.S. Treasury obligations which are traded on a U.S. exchange as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee such closing transactions can be effected. When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Subsequent payments, called “variation margin,” to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing to finance the futures

166

transactions, but rather represents a daily settlement of a Fund’s obligation to or from a clearing organization. A Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

To the extent that a Fund participates in the futures or options markets, it will incur investment risks and transaction costs to which it would not be subject absent the use of these strategies. The use of these strategies involves certain special risks, including: (1) dependence on the ability of the Funds’ investment adviser, FIMCO to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the leverage (if any) that is created by investing in the option or futures contract; and (5) the possible absence of a liquid secondary market for any particular instrument at any time. If FIMCO’s prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to that Fund may leave it in a worse position than if such strategies were not used. Derivatives may be difficult to sell, unwind or value.

For the year ended December 31, 2015, the Funds had no investments in interest rate futures contracts or options.

7. High Yield Credit Risk —The investments of Fund For Income in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high-yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

8. Tax Components of Capital and Distributions to Shareholders —The tax character of distributions declared for the years ended December 31, 2015 and 2014 were as follows:

167

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2015

	Distributions			Distributions
	Declared in 2015			Declared in 2014
	Ordinary	Long-Term		Ordinary	Long-Term
Fund	Income	Capital Gain	Total	Income	Capital Gain	Total
Equity Income	$1,821,769	$3,844,993	$5,666,762	$1,692,587	$4,129,117	$5,821,704
Fund For Income	5,371,141	—	5,371,141	5,169,204	—	5,169,204
Government	691,893	—	691,893	784,013	—	784,013
Growth & Income	8,384,208	22,998,655	31,382,863	5,573,482	3,093,503	8,666,985
International	1,462,160	—	1,462,160	1,447,791	—	1,447,791
Investment Grade	2,627,252	—	2,627,252	2,449,388	—	2,449,388
Opportunity	60,301	—	60,301	—	7,787	7,787
Select Growth	383,817	2,176,793	2,560,610	125,763	41,013	166,776
Special Situations	1,466,726	9,034,255	10,500,981	6,191,671	28,734,067	34,925,738
Total Return	305,447	—	305,447	17,034	—	17,034

As of December 31, 2015, the components of distributable earnings (deficit) on a tax basis were as follows:

							Total
	Undistributed	Accumulated	Capital	Other		Unrealized	Distributable
	Ordinary	Capital	Loss	Accumulated		Appreciation	Earnings
Fund	Income	Gains	Carryover	Losses	*	(Depreciation)	(Deficit) **
Balanced Income	$—	$—	$(1,322)	$—		$(54,092)	$(55,414)
Equity Income	2,153,046	3,734,490	—	—		23,142,616	29,030,152
Fund For Income	5,391,490	—	(24,088,699)	—		(4,899,732)	(23,596,941)
Government	637,207	—	(1,023,896)	—		(644)	(387,333)
Growth & Income	6,459,887	21,983,908	—	—		161,705,467	190,149,262
International†	1,623,198	—	(11,471,145)	—		36,964,814	27,116,867
Investment Grade	2,594,609	—	(1,829,332)	—		(1,195,091)	(429,814)
Limited Duration
High Quality Bond	58,111	—	(16,900)	—		(71,038)	(29,827)
Opportunity	185,108	—	(698,552)	—		2,711,180	2,197,736
Real Estate	54,201	17,456	—	—		67,151	138,808
Select Growth	302,470	3,354,825	—	—		10,264,034	13,921,329
Special Situations	1,100,614	13,593,030	—	—		26,750,044	41,443,688
Total Return	540,341	—	(274,892)	—		900,794	1,166,243

 *Other accumulated losses consist of post-October loss deferrals and capital loss carryovers that cannot yet be utilized.

**Differences between book distributable earnings and tax distributable earnings consist primarily of wash sales, foreign currency transactions and amortization of bond premium and discounts.

† Includes currency depreciation for International Fund in the amount of $13,568.

168

For the year ended December 31, 2015, the following reclassifications were made to reflect permanent differences between book and tax reporting which are primarily due to the differences between book and tax treatment of investments in real estate investment trusts, bond premium amortization, foreign currency transactions, paydowns on securities and expiration of capital loss carryovers.

		Undistributed	Accumulated
	Capital	Ordinary	Capital
Fund	Paid In	Income	Gains (Losses)
Balanced Income	$(3,320)	$3,320	$—
Fund For Income	(433,726)	483,905	(50,179)
Government	(37,942)	148,128	(110,186)
Growth & Income	—	(33)	33
International	—	(18,597)	18,597
Investment Grade	—	311,179	(311,179)
Limited Duration
High Quality Bond	—	12,124	(12,124)
Total Return	—	48,829	(48,829)

9. Litigation —The Blue Chip and Equity Income Funds have been named, and have received notice that they may be putative members of the proposed defendant class of shareholders, in a lawsuit filed in the United States Bankruptcy Court for the District of Delaware on November 1, 2010, by the Official Committee of Unsecured Creditors of Tribune Company (the “Committee”). The Committee is seeking to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout of the Tribune Company (“LBO”), including payments made in connection with a 2007 tender offer into which the Blue Chip and Equity Income Funds tendered their shares of common stock of the Tribune Company. On December 9, 2011, the Blue Chip Fund was reorganized into the Growth & Income Fund pursuant to a Plan of Reorganization and Termination, whereby all of the assets of the Blue Chip Fund were transferred to the Growth & Income Fund, the Growth & Income Fund assumed all of the liabilities of the Blue Chip Fund, including any contingent liabilities with respect to pending or threatened litigation or actions, and shareholders of Blue Chip Fund became shareholders of Growth & Income Fund. The adversary proceeding brought by the Committee has been transferred to the Southern District of New York and administratively consolidated with other similar suits as discussed below. In addition, on June 2, 2011, the Blue Chip and Equity Income Funds were named as defendants in a lawsuit brought in connection with the Tribune Company’s LBO by

169

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2015

Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Bondholder Plaintiffs”) in the Supreme Court of the State of New York. The Blue Chip and Equity Income Funds have also been named in a similar suit filed on behalf of participants in Tribune defined-compensation plans (the “Retiree Plaintiffs”). As with the Bondholder Plaintiffs and the Committee, the Retiree Plaintiffs seek to recover payments of the proceeds of the LBO. (All of these suits have been removed to the United States District Court for the Southern District of New York and administratively consolidated with other substantially similar suits against other former Tribune shareholders (the “MDL Proceeding”)). On September 23, 2013, the Judge in the MDL Proceeding dismissed various state law constructive fraudulent transfer suits, resulting in the Funds being dismissed from the Bondholder and Retiree Plaintiffs’ actions. On September 30, 2013, counsel for the plaintiffs in those suits appealed the MDL Judge’s dismissal ruling to the Second Circuit. The extent of the Funds’ potential liability in any such actions has not been determined. The Funds have been advised by counsel that the Funds could be held liable to return all or part of the proceeds received in any of these actions, as well as interest and court costs, even though the Funds had no knowledge of, or participation in, any misconduct. The Equity Income Fund received proceeds of $376,754 in connection with the LBO, representing 0.35% of its net assets as of December 31, 2015. The Blue Chip Fund received proceeds of $288,456 in connection with the LBO, representing 0.06% of the net assets of Growth & Income Fund as of December 31, 2015. The Equity Income and Growth & Income Funds cannot predict the outcomes of these proceedings, and thus have not accrued any of the amounts sought in the various actions in the accompanying financial statements.

10. Name Changes Events —On September 21, 2015, First Investors Management Company, Inc. changed its name to Foresters Investment Management Company, Inc., First Investors Corporation changed its name to Foresters Financial Services, Inc. and Administrative Data Management Corp. changed its name to Foresters Investor Services, Inc. The name changes did not result in any changes in the organization, management or corporate structure of the entities and did not affect the provisions of any currently existing agreements between the companies and the First Investors Funds.

11. Subsequent Events —Subsequent events occurring after December 31, 2015 have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

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171

Financial Highlights
FIRST INVESTORS LIFE SERIES FUNDS

The following table sets forth the per share operating performance data for a trust share outstanding, total return, ratios to average net assets and other supplemental data for each year ended December 31 except as otherwise indicated.

				P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
						Less Distributions										Ratio to Average Net
		Investment Operations				from							Ratio to Average			Assets Before Expenses
	Net Asset	Net		Net Realized					Net Asset				Net Assets**			Waived or Assumed
	Value,	Investment		and Unrealized	Total from	Net	Net		Value,			Net Assets	Expenses		Net			Net	Portfolio
	Beginning	Income		Gain (Loss) on	Investment	Investment	Realized	Total	End	Total		End of Year	Before Fee		Investment			Investment	Turnover
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions	of Year	Return	*	(in millions)	Credits	***	Income (Loss)	Expenses	***	Income (Loss)	Rate

BALANCED INCOME FUND
2015(c)	$10.00	—		$(.17)	$(.17)	—	—	—	$ 9.83	(1.70	)%††	$ 5	3.10	%†	(.70 )%†	3.25	%†	(.85 )%†	26%††

CASH MANAGEMENT FUND
2011	$ 1.00	—		—	—	—	—	—	$ 1.00	.00%		$ 12.13		%(b)	.00%	.99%		(.86)%	N/A
2012	1.00	—		—	—	—	—	—	1.00	.00		12.12		(b)	.00	.99		(.87)	N/A
2013	1.00	—		—	—	—	—	—	1.00	.00		11.10		(b)	.00	.99		(.89)	N/A
2014	1.00	—		—	—	—	—	—	1.00	.00		10.08		(b)	.00	.99		(.91)	N/A
2015	1.00	—		—	—	—	—	—	1.00	.00		14.13		(b)	.00	1.09		(.96)	N/A

EQUITY INCOME FUND(i)
2011	$15.06	$.30		$(.06)	$ .24	$.31	$—	$.31	$14.99	1.53%		$ 69.87%			1.94%	N/A		N/A	32%
2012	14.99	.38		1.29	1.67	.30	—	.30	16.36	11.20		74.87			2.37	N/A		N/A	39
2013	16.36	.36		4.55	4.91	.38	—	.38	20.89	30.53		99.82			1.97	N/A		N/A	31
2014	20.89	.35		1.28	1.63	.36	.87	1.23	21.29	8.26		110.81			1.76	N/A		N/A	25
2015	21.29	.40	(a)	(.58)	(.18)	.35	.75	1.10	20.01	(1.03)		107.81			1.97	N/A		N/A	24

FUND FOR INCOME(h)
2011	$ 6.54	$.43		$(.07)	$ .36	$.48	—	$.48	$ 6.42	5.66%		$ 74.88%			6.68%	N/A		N/A	63%
2012	6.42	.41		.42	.83	.44	—	.44	6.81	13.51		84.88			6.11	N/A		N/A	61
2013	6.81	.36		.09	.45	.42	—	.42	6.84	6.88		95.88			5.37	N/A		N/A	56
2014	6.84	.34		(.28)	.06	.37	—	.37	6.53	.79		99.85			4.88	N/A		N/A	41
2015	6.53	.30	(a)	(.40)	(.10)	.36	—	.36	6.07	(1.85)		95.86			4.86	N/A		N/A	45

GOVERNMENT FUND
2011	$10.35	$.28		$ .26	$ .54	$.36	—	$.36	$10.53	5.41%		$ 29.81%			2.70%	.96%		2.55%	33%
2012	10.53	.20		—	.20	.31	—	.31	10.42	1.95		32.75			2.10	.90		1.95	46
2013	10.42	.18		(.43)	(.25)	.27	—	.27	9.90	(2.47)		30.76			1.76	.91		1.61	118
2014	9.90	.18		.13	.31	.26	—	.26	9.95	3.14		31.74			1.82	.89		1.67	103
2015	9.95	.16	(a)	(.15)	.01	.23	—	.23	9.73	.04		30.75			1.62	.90		1.47	87

172	173

Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUNDS

				P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
						Less Distributions										Ratio to Average Net
		Investment Operations				from							Ratio to Average			Assets Before Expenses
													Net Assets**			Waived or Assumed
	Net Asset	Net		Net Realized					Net Asset									Net
	Value,	Investment		and Unrealized	Total from	Net	Net		Value,			Net Assets	Expenses		Net	Investment			Portfolio
	Beginning	Income		Gain (Loss) on	Investment	Investment	Realized	Total	End	Total		End of Year	Before Fee		Investment			Income	Turnover
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions	of Year	Return	*	(in millions)	Credits	***	Income (Loss)	Expenses	***	(Loss)	Rate

GROWTH & INCOME FUND
2011	$28.37	$.44		$ .25	$ .69	$.50	$ —	$ .50	$28.56	2.37%		$321.81%			1.51%	N/A		N/A	26%
2012	28.56	.61		4.35	4.96	.44	—	.44	33.08	17.45		357.80			1.87	N/A		N/A	21
2013	33.08	.53		11.89	12.42	.61	—	.61	44.89	38.06		474.79			1.34	N/A		N/A	23
2014	44.89	.54		2.82	3.36	.53	.29	.82	47.43	7.65		493.78			1.18	N/A		N/A	21
2015	47.43	.60	(a)	(1.87)	(1.27)	.55	2.50	3.05	43.11	(3.12)		457.78			1.33	N/A		N/A	23

INTERNATIONAL FUND
2011	$16.70	$ .39		$ (.29)	$ .10	$.36	—	$ .36	$16.44	.64%		$106.96%			2.26%	N/A		N/A	32%
2012	16.44	.28		3.12	3.40	.27	—	.27	19.57	20.85		122.94			1.53	N/A		N/A	41
2013	19.57	.24		1.08	1.32	.27	—	.27	20.62	6.77		128.92			1.21	N/A		N/A	35
2014	20.62	.23		.26	.49	.23	—	.23	20.88	2.39		131.92			1.10	N/A		N/A	28
2015	20.88	.26	(a)	.47	.73	.23	—	.23	21.38	3.49		134.87			1.22	N/A		N/A	27

INVESTMENT GRADE FUND
2011	$10.74	$ .47		$ .17	$ .64	$.52	—	$ .52	$10.86	6.23%		$ 47.71%			4.17%	.86%		4.02%	29%
2012	10.86	.43		.76	1.19	.48	—	.48	11.57	11.23		57.70			3.73	.85		3.58	28
2013	11.57	.42		(.51)	(.09)	.45	—	.45	11.03	(.80)		59.70			3.49	.85		3.34	39
2014	11.03	.42		.21	.63	.46	—	.46	11.20	5.86		63.69			2.78	.84		2.63	45
2015	11.20	.34	(a)	(.37)	(.03)	.47	—	.47	10.70	(.35)		62.68			3.12	.83		2.97	37

LIMITED DURATION HIGH QUALITY BOND FUND
2014(e)	$10.00	$(.13)		$ (.13)	$ (.26)	—	—	—	$ 9.74	(2.60	)%††	$ 3	5.82	%†	(4.25)%†	5.97	%†	(4.40)%†	11	%††
2015	9.74	.01	(a)	(.06)	(.05)	—	—	—	9.69	(.51)		6	1.44		.11	1.59		(.04)	94

OPPORTUNITY FUND
2012(f)	$10.00	$(.05)		$ .11	$ .06	$—	$ —	$ —	$10.06	.60	%††	$ 1	16.84	%†	(13.27)%†	N/A		N/A	0	%††
2013	10.06	(.04)		4.06	4.02	—	—	—	14.08	39.96		14	2.28		(.79)	N/A		N/A	32
2014	14.08	.03		.78	.81	—	.01	.01	14.88	5.73		27	1.01		.31	N/A		N/A	31
2015	14.88	.08	(a)	(.20)	(.12)	.03	—	.03	14.73	(.81)		40.89			.53	N/A		N/A	45

REAL ESTATE FUND
2015(d)	$10.00	$ .09	(a)	$ .06	$ .15	—	—	—	$10.15	1.50	%††	$ 5	2.27	%†	1.40%†	N/A		N/A	17	%††

174	175

Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUNDS

				P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
						Less Distributions										Ratio to Average Net
		Investment Operations				from							Ratio to Average			Assets Before Expenses
													Net Asset **			Waived or Assumed
	Net Asset	Net		Net Realized					Net Asset
	Value,	Investment		and Unrealized	Total from	Net	Net		Value,			Net Assets	Expenses		Net			Net	Portfolio
	Beginning	Income		Gain (Loss) on	Investment	Investment	Realized	Total	End	Total		End of Year	Before Fee		Investment			Investment	Turnover
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions	of Year	Return	*	(in millions)	Credits	***	Income (Loss)	Expenses	***	Income	Rate

SELECT GROWTH FUND
2011	$ 8.05	$ .01		$ .41	$ .42	$.01	$ —	$ .01	$ 8.46	5.25%		$ 18.90%			.07%	N/A		N/A	61%
2012	8.46	.05		1.08	1.13	.01	—	.01	9.58	13.30		24.87			.61	N/A		N/A	52
2013	9.58	.04		3.12	3.16	.05	—	.05	12.69	33.15		35.85			.43	N/A		N/A	64
2014	12.69	.05		1.66	1.71	.05	.01	.06	14.34	13.53		44.83			.43	N/A		N/A	37
2015	14.34	.09	(a)	.38	.47	.05	.78	.83	13.98	3.21		48.83			.65	N/A		N/A	43

SPECIAL SITUATIONS FUND(g)
2011	$31.39	$ .20		$ .51	$ .71	$.16	$ —	$ .16	$31.94	2.24%		$150.81%			.61%	N/A		N/A	59%
2012	31.94	.34		2.88	3.22	.20	3.39	3.59	31.57	10.01		160.81			1.07	N/A		N/A	61
2013	31.57	.19		9.11	9.30	.34	1.56	1.90	38.97	30.88		201.82			.53	N/A		N/A	108
2014	38.97	.22		1.82	2.04	.18	6.61	6.79	34.22	6.30		209.80			.66	N/A		N/A	41
2015	34.22	.18	(a)	(.27)	(.09)	.22	1.51	1.73	32.40	(.52)		202.80			.52	N/A		N/A	46

TOTAL RETURN FUND
2012(d)	$10.00	$(.05)		$(.02)	$(.07)	$—	—	$ —	$ 9.93	(.70	)%††	$ 1	16.99	%†	(14.84)%†	N/A		N/A	64%††
2013	9.93	—		1.69	1.69	—	—	—	11.62	17.02		13	1.93		.16	N/A		N/A	14
2014	11.62	.09		.60	.69	.01	—	.01	12.30	5.97		29.96			.96	N/A		N/A	53
2015	12.30	.15	(a)	(.34)	(.19)	.13	—	.13	11.98	(1.61)		37.89			1.20	N/A		N/A	39

*	The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
**	Net of expenses waived or assumed by the investment adviser (Note 4).
***	The ratios do not include a reduction of expenses from cash balances maintained with the Bank of
New York Mellon or from brokerage service arrangements (Note 1G).
†	Annualized
††	Not annualized
(a)	Based on average shares during the period.
(b)	For each of the periods shown, FIMCO voluntarily waived advisory fees to limit the Fund’s overall expense ratio to .60% and waived additional advisory fees and assumed other expenses to prevent a negative yield on the Funds’ shares (Note 4).
(c)	For the period November 2, 2015 (commencement of operations) to December 31, 2015.
(d)	For the period May 1, 2015 (commencement of operations) to December 31, 2015.
(e)	For the period July 1, 2014 (commencement of operations) to December 31, 2014.
(f)	For the period December 17, 2012 (commencement of operations) to December 31, 2012.
(g)	Prior to December 17, 2012, known as Discovery Fund.
(h)	Prior to December 17, 2012, known as High Yield Fund.
(i)	Prior to September 4, 2012, known as Value Fund.

See notes to financial statements
176		177

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
First Investors Life Series Funds

We have audited the accompanying statements of assets and liabilities of the fourteen Funds comprising First Investors Life Series Funds, including the portfolios of investments, as of December 31, 2015, the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods indicated thereon, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Life Series Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, brokers and agent banks. Where brokers or agent banks have not replied to our confir-mation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the fourteen Funds comprising First Investors Life Series Funds, as of December 31, 2015, and the results of their operations, changes in their net assets, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker LLP

Philadelphia, Pennsylvania
February 24, 2016

178

Board Considerations of Advisory Contracts and Fees
FIRST INVESTORS LIFE SERIES FUNDS

Consideration of the Investment Advisory Agreement with respect to the First Investors Life Series Balanced Income Fund

At the September 17, 2015 meeting (the “September Meeting”) of the Board of Trustees (the “Board” or the “Trustees”) of the First Investors Life Series Funds (the “Trust”), the Board, including a majority of Board members who are not interested persons of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed and approved, for the new First Investors Life Series Balanced Income Fund (the “New Fund”), the investment advisory agreement (the “Advisory Agreement”) with First Investors Management Company, Inc. (“FIMCO”).

The Trustees were provided with preliminary materials relating to the New Fund by FIMCO initially in connection with a Board meeting held on May 21, 2015 and then more detailed materials in advance of and at the September Meeting. The material factors and conclusions that formed the basis for the approval of the Advisory Agreement are discussed below. In addition, the Trustees met in person with senior officers of FIMCO, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) and others to receive information on, and discuss the approval of, the Advisory Agreement.

In making their determinations, the Trustees took into account management style, investment strategies, investment philosophy and process, FIMCO’s past performance and FIMCO’s personnel that would be serving the New Fund. In evaluating the Advisory Agreement, the Trustees also reviewed information provided by FIMCO, including the terms of the Advisory Agreement and information regarding fee arrangements, including the structure of the advisory fee, the method of computing fees, and the frequency of payment of fees. Among other things, the Trustees also reviewed information comparing the New Fund’s advisory fee rate and projected total expenses with a peer group of other similar funds compiled by Lipper, Inc., an independent provider of investment company data.

After extensive discussion and consideration among themselves, and with FIMCO representatives, Trust counsel and Independent Legal Counsel, including during an executive session with Independent Legal Counsel held the day before the September Meeting, the Trustees concluded as follows with respect to the New Fund:

• The nature and extent of the investment advisory services to be provided to the New Fund by FIMCO were consistent with the terms of the Advisory Agreement.

• The prospects for satisfactory investment performance of the New Fund were reasonable;

179

Board Considerations of Advisory Contracts and Fees (continued)
FIRST INVESTORS LIFE SERIES FUNDS

• Shareholders of the New Fund may benefit from economies of scale in the future as assets grow due to breakpoints included in the fee schedule for the Advisory Agreement;

• Shareholders of the New Fund may benefit from FIMCO’s agreement to impose a voluntary advisory fee waiver which would reduce the advisory fee for the New Fund to the rate at the first breakpoint in the advisory fee schedule;

• The cost of services to be provided by FIMCO to the New Fund and the profits to be realized by FIMCO and its affiliates from their relationship with the New Fund would be assessed after a reasonable period of New Fund operations; and

• FIMCO may receive certain “fall out” or ancillary benefits by obtaining research and other services from broker-dealers that execute brokerage transactions for the New Fund.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Trustees, concluded that the approval of the Advisory Agreement was in the best interests of the New Fund and its shareholders and unanimously approved such Advisory Agreement.

180

Consideration of the Investment Advisory Agreement with respect to the First Investors Life Series Real Estate Fund

At the November 20, 2014 meeting (the “November Meeting”) of the Board of Trustees (the “Board”) of the First Investors Life Series Funds (the “Trust”), the Board, including a majority of the Independent Trustees, discussed and approved, for the new First Investors Life Series Real Estate Fund (the “New Fund”), the investment advisory agreement (the “Advisory Agreement”) with First Investors Management Company, Inc. (“FIMCO”).

The Trustees were provided with detailed materials relating to the New Fund and FIMCO in advance of and at the November Meeting. The material factors and conclusions that formed the basis for the approval of the Advisory Agreement are discussed below. In addition, the Trustees met in person with FIMCO, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) and others to receive information on, and discuss the approval of, the Advisory Agreement. The Trustees also met in person with the portfolio manager from The Independent Order of Foresters (“Foresters”), the ultimate parent company of FIMCO, who would be managing the New Fund as well as with the Chief Investment Officer of Foresters, who had previously managed Foresters’ real estate strategy.

In making their determinations, the Trustees took into account management style, investment strategies, investment philosophy and process, FIMCO’s and Foresters’ past performance, FIMCO’s and Foresters’ personnel that would be serving the New Fund, and prevailing market conditions. In evaluating the Advisory Agreement, the Trustees also reviewed information provided by FIMCO, including the terms of the Advisory Agreement and information regarding fee arrangements, including the structure of the advisory fee, the method of computing fees, and the frequency of payment of fees. Among other things, the Trustees also reviewed information comparing the New Fund’s advisory fee and total expenses with a peer group (the “Peer Group”) of other similar funds compiled by Lipper, Inc., an independent provider of investment company data.

After extensive discussion and consideration among themselves, and with FIMCO, Foresters, Trust counsel and Independent Legal Counsel, including during an executive session with Independent Legal Counsel held the previous day as well as during the November Meeting, the Trustees concluded the following with respect to the New Fund:

• The nature and extent of the investment advisory services to be provided to the New Fund by FIMCO were consistent with the terms of the Advisory Agreement.

• The prospects for satisfactory investment performance of the New Fund were reasonable;

181

Board Considerations of Advisory Contracts and Fees (continued)
FIRST INVESTORS LIFE SERIES FUNDS

• Shareholders of the New Fund may benefit from economies of scale in the future as assets grow due to breakpoints included in the fee schedule for the Advisory Agreement;

• The advisory fee was below the median of the funds included in the Peer Group, although the total expense ratio was above the median of the Peer Group;

• The cost of services to be provided by FIMCO to the New Fund and the profits to be realized by FIMCO and its affiliates from their relationship with the New Fund would be assessed after a reasonable period of New Fund operations; and

• FIMCO may receive certain “fall out” or ancillary benefits by obtaining research and other services from broker-dealers that execute brokerage transactions for the New Fund.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Trustees, concluded that the approval of the Advisory Agreement was in the best interests of the New Fund and its shareholders and unanimously approved such Advisory Agreement.

182

FIRST INVESTORS LIFE SERIES FUNDS
Trustees and Officers *

		Length of
		Time Served	Number of	Other
	Position(s)	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

DISINTERESTED TRUSTEES

Susan E. Artmann (1954)	Trustee	Since 11/1/12	46	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Retired. Executive Vice President and Chief Financial Officer of HSBC Insurance North America (2012-2013);
Executive Vice President and President (2008-2011) of HSBC Taxpayer Financial Services.

Mary J. Barneby (1952)	Trustee	Since 11/1/12	46	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Executive Officer, Girl Scouts of Connecticut (since October 2012); Executive Director of UBS Financial
Services, Inc. and Head of Stamford Private Wealth Office (2002-2012).

Charles R. Barton, III (1965)	Trustee	Since 1/1/06	46	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Operating Officer (since 2007), Board Director (since 1989, currently Ex-Officio) and Trustee (since 1994)
of The Barton Group/Barton Mines Corporation (mining and industrial abrasives distribution); President of Noe
Pierson Corporation (land holding and management services provider) (since 2004).

Arthur M. Scutro, Jr. (1941)	Trustee	Trustee since	46	None
c/o First Investors Funds,	and Chairman	1/1/06 and
Legal Department		Chairman
40 Wall Street		since 1/1/13
New York, NY 10005

Principal Occupation During Past 5 Years:
None/Retired

183

FIRST INVESTORS LIFE SERIES FUNDS
Trustees and Officers * (continued)

Length of
		Time Served	Number of	Other
	Position	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

DISINTERESTED TRUSTEES (continued)

Mark R. Ward (1952)	Trustee	Since 1/1/10	46	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Self-employed, consultant (since 2008).

Length of
		Time Served	Number of	Other
	Position	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

OFFICERS WHO ARE NOT TRUSTEES

William Lipkus (1964)	President	Since 2014	N/A	None
c/o First Investors
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Executive Officer, President and Director (since 2012), Treasurer (1999-2013), Chief Financial Officer
(1997-2013) and Chief Administrative Officer (2012-2014) of Foresters Financial Holding Company, Inc. (for-
merly, First Investors Consolidated Corporation); Director (since 2007), Chairman (since 2012), Chief Administra-
tive Officer (2012-2014) and Chief Financial Officer (1998-2013) of Foresters Investment Management Company,
Inc. (formerly, First Investors Management Company, Inc.); Director (since 2011), Chairman (since 2012), Chief
Financial Officer (1998-2013), Treasurer (1999-2013) and Chief Administrative Officer (2012-2014) of Foresters
Financial Services, Inc. (formerly, First Investors Corporation); Chairman (since 2012), Director (since 2007), Chief
Administrative Officer (2012-2014) and Treasurer and Chief Financial Officer (1998-2013) of Foresters Investor
Services, Inc. (formerly, Administrative Data Management Corp.); Director and Chairman (since 2012), Vice
President (1996-2014), Treasurer and Chief Financial Officer (1996-2013) and Chief Administrative Officer (2012-
2014) of Foresters Life Insurance and Annuity Company (formerly, First Investors Life Insurance Company); Board of Managers and Chairman (since 2012) and Chief Financial Officer (2012-2013) of Foresters Investors Advisory
Services, LLC (formerly, First Investors Advisory Services, LLC) and Director (since 2015) of Foresters Equity
Services, Inc.

184

Length of
		Time Served	Number of	Other
	Position	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

OFFICERS WHO ARE NOT TRUSTEES (continued)

Joseph I. Benedek (1957)	Treasurer	Since 1988	N/A	None
c/o Foresters Investment
Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837

Principal Occupation During Past 5 Years:
Treasurer of Foresters Investment Management Company, Inc. (formerly, First Investors Management Company, Inc.)

Mary Carty (1950)	Secretary	Since 2010	N/A	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
General Counsel of Foresters Investment Management Company, Inc. (formerly, First Investors Manage-
ment Company, Inc.) and various affiliated companies since December 2012; Assistant Counsel of Foresters
Investment Management Company, Inc.(formerly, First Investors Management Company, Inc.), (2010-2012).

Marc S. Milgram (1957)	Chief	Since 2010	N/A	None
c/o First Investors Funds,	Compliance
Legal Department	Officer
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
First Investors Federal Savings Bank, President (2000-2011), Treasurer (1987-2011) and Director (2004-2011).

*Each Trustee serves for an indefinite term with the Funds, until his/her successor is elected.

185

FIRST INVESTORS LIFE SERIES FUNDS

Shareholder Information

Investment Adviser	Custodian
Foresters Investment Management	The Bank of New York Mellon
Company, Inc.	225 Liberty Street
40 Wall Street	New York, NY 10286
New York, NY 10005

Subadviser	Transfer Agent
(Fund For Income)	Foresters Investor Services, Inc.
Muzinich & Co., Inc.	Raritan Plaza I – 8th Floor
450 Park Avenue	Edison, NJ 08837-3920
New York, NY 10022

Subadviser	Independent Registered
(International Fund)	Public Accounting Firm
Vontobel Asset Management, Inc.	Tait, Weller & Baker LLP
1540 Broadway	1818 Market Street – 24th Floor
New York, NY 10036	Philadelphia, PA 19103

Subadviser	Legal Counsel
(Select Growth Fund)	K&L Gates LLP
Smith Asset Management Group, L.P.	1601 K Street, N.W.
100 Crescent Court	Washington, D.C. 20006
Dallas, TX 75201

186

A description of the policies and procedures that the Funds use to vote proxies relating to a portfolio’s securities is available, without charge, upon request by calling toll free 1-800-423-4026 or can be viewed online or downloaded from the EDGAR database on the U.S. Securities and Exchange Commission’s (“SEC”) internet website at http://www.sec.gov. In addition, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available, without charge, upon request in writing or by calling 1-800-423-4026 and on the SEC’s internet website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov; and may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings is available, without charge, upon request in writing or by calling 1-800-423-4026.

There are a variety of risks associated with investing in variable life and annuity subaccounts. For all subaccounts, there is the risk that securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations. For stock subaccounts, the risks include market risk (the risk that the entire stock market will decline because of an event such as a deterioration in the economy or a rise in interest rates), as well as special risks associated with investing in certain types of stock subaccounts such as small-cap, real estate, global or international funds. For bond subaccounts, the risks include interest rate risk and credit risk. Interest rate risk is the risk that bonds will decrease in value as interest rates rise. As a general matter, bonds with longer maturities fluctuate more than bonds with shorter maturities in reaction to changes in interest rates. Credit risk is the risk that bonds will decline in value as the result of a decline in the credit rating of the bonds or the economy as a whole, or that the issuer will be unable to pay interest and/or principal when due. There are also special risks associated with investing in certain types of bond subaccounts, including liquidity risk and prepayment and extension risk. You should consult the Funds’ prospectus for a precise explanation of the risks associated with your subaccounts.

187

NOTES

188

NOTES

189

Foresters Financial

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LIFEAR

Foresters Financial
40 Wall Street
New York, NY 10005

Item 2. Code of Ethics

As of December 31, 2015, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. There were no revisions made to the code of ethics during the year January 1, 2015 through December 31, 2015.

For the year ended December 31, 2015, there were no waivers granted from a provision of the code of ethics.

A copy of the Registrant's code of ethics is filed under Item 12(a)(1).

Item 3. Audit Committee Financial Expert

During the reporting period the Registrant's Board determined that it had at least one "audit committee financial expert" serving on its audit committee. Arthur M. Scutro, Jr. and Mark R. Ward were the "audit committee financial experts" during all or part of the period and were considered to be "independent" as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

	Fiscal Year Ended
	December 31,
	-----------------
	2015	2014
	----	----
(a) Audit Fees	$149,350	$137,350

(b) Audit-Related Fees	$0	$0

(c) Tax Fees	$52,200	$45,500

Nature of services: tax returns preparation and tax compliance

(d) All Other Fees	$0	$0

(e)(1) Audit committee's pre-approval policies

The Charter of the Audit Committee requires the Audit Committee (a) to pre-approve, and to recommend to the full Board, the selection, retention or termination of the independent auditors to provide audit, review or attest services to the First Investors Funds (“Funds”) and, in connection therewith, evaluate the independence of the auditors and to obtain the auditors’ specific representations as to their independence; (b) to pre-approve all non-audit services to be provided to the Funds by the independent auditor; and (c) to pre-approve all non-audit services to be provided by the Funds’ independent auditor to the Funds’ investment adviser or to any entity that controls, is controlled by or is under common control with the Funds’ investment adviser and that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has not adopted pre-approval policies or procedures to permit the services in (b) and (c) above to be pre-approved by other means.

(e)(2) None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Registrant and Related Entities disclosed above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) Not Applicable

(g) Aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant and the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the two fiscal years ended December 31, 2015 and 2014 were $169,000 and $216,000, respectively.

(h) Not Applicable

Item 5.	Audit Committee of Listed Registrants

Not applicable

Item 6.	Schedule of Investments

(a) Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable

Item 7.	Disclosure of Proxy Voting Policies & Procedures for
Closed-End Management Investment Companies

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management
Investment Companies and Affiliated Purchasers

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedure by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics - Filed herewith

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 - Filed herewith

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 - Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First Investors Life Series Funds

By	/S/	WILLIAM LIPKUS
William Lipkus
President and Principal Executive Officer

Date:	February 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/S/	WILLIAM LIPKUS
William Lipkus
President and Principal Executive Officer

By	/S/	JOSEPH I. BENEDEK
Joseph I. Benedek
Treasurer and Principal Financial Officer

Date:	February 24, 2016